UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-07739

                                 Harding, Loevner Funds, Inc.

(Exact name of registrant as specified in charter)

400 Crossing Boulevard

Fourth Floor

                         Bridgewater, NJ 08807

(Address of principal executive offices) (Zip code)

Marcia Y. Lucas, Esq.

The Northern Trust Company

333 South Wabash Ave

Chicago, IL 60604

With a copy to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

                New York, NY 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 435-8105

Date of fiscal year end: 10/31

Date of reporting period: 04/30/2022

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Global Equity Portfolio

International Equity Portfolio

International Small Companies Portfolio

Institutional Emerging Markets Portfolio

Emerging Markets Portfolio

Frontier Emerging Markets Portfolio

Global Equity Research Portfolio

International Equity Research Portfolio

Emerging Markets Research Portfolio

Chinese Equity Portfolio

Harding Loevner Funds

Global equity investing is Harding Loevner’s exclusive focus. Through Harding Loevner Funds it offers distinct global strategies based on its quality-and-growth investment philosophy. It seeks to purchase shares of growing, financially strong, well-managed companies at favorable prices. Harding Loevner manages each of the Funds’ Portfolios according to a disciplined, research-based investment process. It identifies companies with sustainable competitive advantages and assesses the durability of their earnings growth by conducting in-depth fundamental research into global industries. In constructing portfolios, Harding Loevner diversifies carefully to limit risk.

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2	Letter to Our Shareholders

4	Global Equity Portfolio

8	International Equity Portfolio

12	International Small Companies Portfolio

16	Emerging Markets Portfolio

20	Frontier Emerging Markets Portfolio

24	Global Equity Research Portfolio

28	International Equity Research Portfolio

32	Emerging Markets Research Portfolio

36	Chinese Equity Portfolio

Must be preceded or accompanied by a current Prospectus.

Quasar Distributors, LLC, Distributor

Letter To Our Shareholders
April 30, 2022

David Loevner, CFA
Chairman of the Funds and Chief Executive Officer of the Adviser

Ferrill Roll, CFA
Chief Investment Officer of the Adviser

Simon Hallett, CFA
Vice Chairman of the Adviser

Growth investors have had a difficult time, and as of this writing it isn’t over yet. Falling prices spreading to almost every asset class were preceded by poor returns in the most richly priced and fastest-growing stocks with the pain felt most acutely in stocks of profitless fast-growth companies. The savagery of the decline is bringing out the predictable catcalls announcing the death of growth investing. Yet, a mere 18 months ago, we wrote in our annual letter that the rumors of the death of value investing were greatly exaggerated, borrowing Mark Twain’s phrase. Since then, the MSCI ACWI Value Index has risen 36%, leading its growth counterpart by nearly 27 percentage points. The ACWI ex-US Value Index’s lead is 30 percentage points. Memories are notoriously short in financial markets, but even we are surprised at the alacrity with which the same commentators who cast value into an early grave less than two years ago are now tipping growth investing into the hole just vacated by value investing’s entirely predictable resurrection.

So let us go back to first principles: returns from any investment are related to the price you pay for the security. The security entitles its holder to a string of future cash flows, and its price reflects the collective evaluation of the present value of those future flows appropriately discounted. Discount rates, however, are fickle, rising and falling to reflect shifting risk appetites and opportunity costs in the form of interest rates. Expected cash flows from equities extend far into the future and fluctuate widely, subject to shifting competitive dynamics, government actions, and macroeconomic conditions, not to mention pandemics and wars. Global equity investors recently have faced more than the usual shifts in all of the above categories.

New business models, new technologies, and new entrants are disrupting previously stable competitive contests. Government policies in both developed and developing economies have become less predictable, lurching between light-touch oversight and heavy-handed action, with wholesale regulatory interventions harming investors. A full-scale invasion of one country by its neighbor has triggered dramatic dislocations across commodity markets while simultaneously undermining confidence in global trade resilience as well as in the diversification benefits of cross-border investing.

And now, for the first time in a generation, rising inflation has returned to roil investor assumptions about discount rates, monetary policy, and business resilience. Few investors operating in the early 1970s are still working today to parse the variables from first-hand experience; institutional memories of how to trim the sails for the new weather are hazy. We at Harding Loevner are no different from the rest on that score. Our instinctive response is to focus exclusively on the shifting demands and pressures on each company we invest in, aiming to avoid the most vulnerable business models and identify the most resilient. But, in the short run, it is the changing discount rates that affect our companies’ share prices the most, impacted by anticipated policy responses to either inflation or economic weakness. Our performance, across all our strategies in these last six months, is partly a reflection of our studied avoidance of making wholesale portfolio changes based on any forecasts of such macroeconomic variables. Markets, however, have moved, with or without our forecasts, causing us some pain in the short run.

The headwinds against our high-quality growth style of investing have been blowing a stiff breeze since November of 2020, when the first COVID-19 vaccines won approval and investors began to imagine a return to some sort of normal social and economic activity. But those headwinds turned into a gale in the most recent six months as the anticipated reopening met up with labor shortages and supply-chain interruptions, igniting a global inflationary impulse that is inconsistent with financial assets priced for low inflation and low interest rates as far as the eye could see. Central banks, after striving for a decade to break deflationary forces, now face the ugly task of subduing this new inflation using their main tool: interest rates. Higher rates target debt-financed demand and speculative activity, to deflate the equity and real estate markets intentionally even while hoping to minimize harm to employment.

The ensuing storm has assailed the most richly priced stocks relative to those of the least richly priced. Because both high quality and rapid growth had been increasingly prized, and bid up, by investors in the decade since the Great Financial Crisis, our portfolios have suffered, too. Rising interest rates, combined with the rising input costs faced by all companies as commodity and energy inflation seep into wages and rents, make for volatile stock markets and a sobering outlook.

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Without doubt, we have made some missteps that have exacerbated the effect of these headwinds on our performance. We have written elsewhere about the Russian stock market losses inflicted by a united Western revulsion against the Russian invasion of Ukraine. Some of our strategies, leaning into the inflation-resistant, diversifying characteristics of Russian stocks, got caught by the sweeping, shattering sanctions. Also, in each of our strategies we discovered a few holdings whose businesses are proving less resilient than we foresaw to previously unseen competition, or to surging input costs, or more volatile revenue as geopolitical uncertainty persists.

We remain convinced, however, that the preponderance of companies that our analysts have vetted through fundamental understanding of their businesses will shine in the more subdued economic environment that the central bankers so devoutly wish to reach on the other side of their concerted monetary tightening.

Through other periods of poor performance we have stuck to our principles and seen our discipline rewarded. In our view, investment returns are about the actions of companies as well as the prices investors pay for the securities. In the long run, the former dominates, even if in the short run prices do. The competitive forces faced by companies, such as the bargaining power they have over suppliers as input cost pressure rises, or that which they have over customers when unavoidable cost increases need to be passed on, will be fruitful avenues for our research. Our attention to the robustness of expected growth should also pay dividends if and when economic growth falters under tight monetary conditions. As we evaluate what is a fair price to pay for those companies, our process should serve us well, as it has over the long course of our history.

We are grateful, as always, for the trust you place in us.

Sincerely,

David R. Loevner, CFA	Ferrill D. Roll, CFA	Simon Hallett, CFA

Opinions expressed are those of Harding Loevner and are not intended to be forecasts of future events, a guarantee of future results, nor investment advice. Please read the separate disclosure page for important information, including the risks of investing in the Portfolios. Past performance is not a guarantee of future results.

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Global Equity Portfolio
Institutional Investors: HLMVX & HLGZX | Individual Investors: HLMGX

Portfolio Management Team

Peter Baughan, CFA

Co-Lead Portfolio Manager

Jingyi Li

Co-Lead Portfolio Manager

Scott Crawshaw

Portfolio Manager

Christopher Mack, CFA

Portfolio Manager

Richard Schmidt, CFA

Portfolio Manager

Moon Surana, CFA

Portfolio Manager

Performance Summary

For the Global Equity Portfolio, the Institutional Class declined 23.95%, the Institutional Class Z declined 23.94%, and the Advisor Class declined 24.03% (net of fees and expenses) in the six-month period ended April 30, 2022. The Portfolio’s benchmark, the MSCI All Country World Index, declined 11.63% (net of source taxes).

Market Review

Stock markets fell sharply during the period as the confluence of several macroeconomic events battered share prices.

In November, consumer price inflation in the US reached its highest rate since 1982, leading the US Federal Reserve to signal several interest rate hikes and an imminent end to its bond buying program. Other central banks moved even more quickly: the Bank of England raised its main interest rate and the European Central Bank announced it would end its bond buying program. At the same time, just as supply chain bottlenecks showed signs of easing, the emergence of Omicron threatened to upend the progress and reintroduce global lockdowns. Chinese officials, aiming for zero transmission, pursued the most stringent lockdown policies—further hampering economic growth that had already been stalled amid a slowdown in construction spending after several heavily indebted property developers, including the gargantuan Evergrande, defaulted on bond payments.

Fund Facts at April 30, 2022

Total Net Assets	$1,278.3M

Sales Charge	None

Number of Holdings	70

Turnover (5 Yr. Avg.)	46%

Dividend Policy	Annual

	Institutional Investors		Individual Investors

	Inst. Class	Inst. Class Z	Advisor Class

Ticker	HLMVX	HLGZX	HLMGX

CUSIP	412295602	412295727	412295206

Inception Date	11/3/2009	8/1/2017	12/1/1996

Minimum Investment[1]	$100,000	$10,000,000	$5,000

Expense Ratio[2]	0.87%[3]	0.80%[4]	1.08%[5]

1Lower minimums available through certain brokerage firms; 2The Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3Harding Loevner’s contractual agreement caps the net expense ratio at 0.90% through February 28, 2023. The expense ratio (without cap) is applicable to investors; 4Harding Loevner’s contractual agreement caps the net expense ratio at 0.80% through February 28, 2023. The expense ratio (without cap) is applicable to investors; 5Harding Loevner’s contractual agreement caps the net expense ratio at 1.20% through February 28, 2023. The expense ratio (without cap) is applicable to investors.

Investors barely had time to digest these events when, in February, Russia commenced its invasion of Ukraine. The reaction by Western governments was swift and emphatic as they sought to tread a delicate balance between punishing Russian aggression and avoiding an escalating military conflict. The US and its allies enacted crippling economic sanctions against Russia, including freezing a significant share of the Russian central bank reserve assets, cutting off many of the country’s banks from the SWIFT global financial messaging system, and outlawing the export of a variety of industrial and luxury goods. The sanctions initially led to a collapse in the ruble, while the Moscow stock exchange closed for almost a month before re-opening for domestic investors only. With foreign investors effectively unable to trade, major market index providers expunged all Russian securities from their indexes.

Prices for a wide range of commodities for which Russia is a major producer—including oil, gas, grains, and metals—surged on fears of disruption, prompting billions of US dollars in margin calls to cover futures positions. Headline inflation, which had already been rising rapidly around the world prior to the invasion, received a fillip from the shock to energy and food supplies stemming from the war, increasing the pressure on central banks to tighten monetary policy. In March, the US Fed did just that, raising interest rates for the first time in three years and signaling as many as seven additional hikes in 2022, causing stocks to retreat further as investors feared efforts to tame inflation may cause a recession.

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Performance (% Total Return)

	For periods ended March 31, 2022							For periods ended April 30, 2022
	1	3	5	10	Since Inception*			1	3	5	10	Since Inception*
	Year	Years	Years	Years	Nov-09	Aug-17	Dec-96	Year	Years	Years	Years	Nov-09	Aug-17	Dec-96

Global Equity Portfolio – Inst. Class	-1.52	13.61	12.57	10.62	10.72			-17.49	7.91	9.19	9.35	9.56

Global Equity Portfolio – Inst. Class Z	-1.46	13.69	–	–		10.90		-17.45	7.99	–	–		7.87

Global Equity Portfolio – Advisor Class	-1.73	13.40	12.35	10.36			7.83	-17.67	7.71	8.97	9.09			7.28

MSCI All Country World Index	7.28	13.75	11.64	10.00	9.91	10.76	–	-5.44	9.41	9.46	9.21	9.11	8.64	–

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, November 3, 2009. Inception of the Institutional Class Z, August 1, 2017. Inception of the Advisor Class, December 1, 1996. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

On a sector basis, Energy performed strongly, reflecting the meteoric rise in commodity prices caused by supply shocks from war and sanctions. Utilities and Consumer Staples were the only other sectors to eke out gains. Consumer Discretionary and Communication Services performed the worst; the former was impacted by slumping consumer confidence in the wake of the rapid rise in inflation, while the latter—largely comprised of highly priced growth stocks—was impacted by central bank efforts to tame inflation.

Geographically, all major regions declined. The eurozone was most impacted as sanctions against Russia served to compound the difficulties of countries already grappling with mounting inflation. Japanese stocks also lagged, with supply chain issues emanating out of China and other economic concerns weighing on the market. Emerging Markets also performed poorly, largely due to Russia and China—the latter of which faced an economic slowdown aggravated by difficulties in maintaining its zero-COVID policy, sweeping regulatory actions, and the government’s attempts to slowly deflate its colossal real estate bubble.

Style factors played a significant role: the most highly priced shares suffered throughout, first from the regulatory mauling of many Chinese growth leaders, and then from a reassessment of discount rates in the face of rising inflation. Similarly, the fastest-growing stocks significantly underperformed their slowest-growing peers. There was no clear effect by quality as both the highest- and lowest-quality stocks underperformed.

Performance Attribution

The Portfolio’s concentration in expensive stocks, a hazard of our commitment to investing in the stocks of high-quality rapidly growing businesses, hurt relative performance in the period during which investors fled from richly priced companies. So stiff was this style headwind that, when viewed through the standard lenses of sector and geographic attribution, our Portfolio underperformed within each sector and each region. Walking through sector by sector or region by region would add little to that overarching explanation.

A more informative parsing of sources of underperformance comes from viewing our returns in terms of the Portfolio’s exposure to growth and valuation factors. According to our growth and valuation rankings, the Portfolio’s emphasis on companies in the fastest-growing cohorts—or, inseparably, its tolerance of their rankings among the most richly priced cohorts—accounted for about 40% of our underperformance in the period. Our parallel emphasis on quality provided no defense in the period. However much we’ve steadily reduced holdings of highly priced stocks, the Portfolio remains skewed toward the expensive end of the market, and that skew has cost over 400 basis points of relative performance in the half year.

Perspective and Outlook

The performance of our strategy has been poor throughout the period, a six-month span in which value stocks have trounced growth stocks.

In retrospect, we were too sanguine about the near-term course of inflation, and the extent to which the risk that inflation expectations would become entrenched would rise. We expected surging demand for consumer durables to revert to trend and supply chains to normalize as economies reopened from COVID-19 constraints. But ongoing bottlenecks, such as congestion at US ports, now exacerbated by lockdowns in China’s industrial hubs and commodity supply shocks emanating from the Ukrainian conflict, have led to prolonged shortages of key components and finished goods across many industries. The effects of sustained price pressures on monetary policy and concerns for its prospective impact on economic growth have raised equity discount rates and lowered general growth expectations, leading to severe underperformance of the fastest-growing quintile of the market—the cohort from which we’ve drawn a large portion of our Portfolio, which also meant a large helping of the most expensive quintile (as measured by our composite valuation rankings).

If we’d had better macroeconomic foresight or were less convinced of the through-the-cycle earnings power of our fastest-growing companies, we might have reduced our

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exposure to the most expensive of them. Too late for that, at this point we are contending with the market’s massive style shift in the midst of rising inflation and discount rates, regulatory uncertainty, and disrupted supply chains, all against a backdrop of nascent fears of an economic slowdown.

However, for many of our holdings, most of the specific blemishes that marred their shares are likely to be transient; the companies’ long-term prospects remain bright while the sell-off has left their shares more attractively priced. PayPal is admittedly at a crossroads with its still-untested strategy of focusing on deepening existing user relationships instead of growing e-commerce commissions off new users; but, at its current price, we are prepared to wait a while longer to gauge if it can succeed. With Meta Platforms (Facebook), we think it is only a matter of time before the company’s heavy investments in proprietary ad targeting tools and the next generation of web experiences launch the next growth phase. Other examples include Align Technology, which remains among the fastest growing and most innovative companies in consumer health, and Japanese healthcare company Sysmex, which—in addition to a promising Alzheimer’s test in clinical trials—is already using its early-disease-detection systems to help doctors diagnose and better treat many types of cancers far earlier in the diseases’ progression.

Over the last 20 years we’ve experienced four other episodes when our quality-growth style has significantly underperformed. The most recent was in December 2018 when the Trump trade war and rising interest rates delivered a shock remarkably similar to the one experienced today and which also contributed to a broad retreat from highly priced growth shares. It’s too soon to tell if the current hiking cycle will prove equally short-lived, but what does seem clear is that the ability of economic activity to withstand higher interest rates has been progressively lowered over time. That said, given today’s potent mix of macroeconomic and geopolitical uncertainties, investors are facing an unusually wide range of potential outcomes. In a scenario of continued high inflation and sharply rising interest rates, shares of quality-growth companies will probably continue to lag the market; but, should inflation moderate and economic growth revert to a more tepid pace, we would expect to see a reversal of their recent underperformance as the market embraces companies growing their earnings faster than average. In the face of this uncertainty, we do what we have done for the last two decades: construct a diversified Portfolio of high-quality growth companies by taking advantage of the most attractive valuations as they emerge.

Portfolio Highlights

The war in Ukraine has given new urgency to the question of whether globalization has reached a tipping point and if the familiar web of decentralized, just-in-time, global supply chains will be a casualty of the inward turn dividing countries into competing trading blocs. It is probably too soon to know. It is probable, however, that companies everywhere will be reassessing presuppositions about access to low-cost transportation, cheap foreign labor, and business-friendly social and tax policies, and taking steps to minimize future supply disruptions or unanticipated regulatory shifts. At a minimum, we’d expect to see manufacturers begin to reshore or at least duplicate production processes for critical operations, whether it’s setting up plants closer to their end customers or encouraging their suppliers to do the same. We’d also expect future capital expenditures and supply chain reorganizations to take full advantage of the many advances occurring across the industrial automation landscape, which are propelling leading providers of so-called “Industry 4.0” solutions onto favorable growth paths.

Rockwell Automation is one such provider, which we purchased during the market correction in the first three months of 2022. Rockwell’s sales growth had stalled during the US capex recession following the recovery from the Global Financial Crisis. The company sold sensors, actuators, valves, and control software, but lacked the ability to weave all these offerings together to provide a single control point for clients wanting to

Portfolio Positioning (% Weight) at April 30, 2022

Sector	Portfolio	Benchmark[1]

Comm Services	9.0	7.7

Cons Discretionary	7.4	11.3

Cons Staples	1.7	7.5

Energy	1.2	4.7

Financials	14.0	14.5

Health Care	23.8	12.3

Industrials	14.6	9.4

Info Technology	23.6	21.6

Materials	0.0	5.1

Real Estate	1.3	2.9

Utilities	0.0	3.0

Cash	3.4	–

Geography	Portfolio	Benchmark[1]

Canada	0.0	3.2

Emerging Markets	12.0	11.3

Europe EMU	6.5	7.8

Europe ex-EMU	10.0	8.2

Frontier Markets[2]	0.0	–

Japan	2.8	5.4

Middle East	0.0	0.2

Pacific ex-Japan	1.9	3.2

United States	63.4	60.7

Cash	3.4	–

1MSCI All Country World Index; 2Includes countries with less-developed markets outside the Index.

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automate an existing plant or build a fully automated new one. Its 2018 minority investment in PTC Inc, a Boston-based industrial software firm with a strong capability in augmented reality and visualization tools, marked a turning point in Rockwell’s fortunes. Through this partnership, Rockwell was able to develop software that integrated data from individual business segments, stitching it together on its “FactoryTalk” platform, to give managers a real-time digital picture of their operations. The company is now a chief enabler and beneficiary of reshoring initiatives as a wave of manufacturers scarred by pandemic supply chain disruptions look to automation to help them recreate some of the cost savings that had driven their offshoring in the first place.

Another example is Hexagon, a Swedish industrial sensor and digital reality company, which we added to the Portfolio on share weakness. Hexagon has long made high-value tools that enable more efficient construction and manufacturing, but where these were mostly once expensive standalone pieces of hardware—like high-resolution survey equipment or cameras—they now tend to be expensive hardware connected to cloud-based software sold on a recurring, subscription basis. This can take the form of an advanced sensor drone that buzzes above the factory floor monitoring operations and collecting data to spot inefficiencies or potential breakdowns, or computer modeling software for constructing a virtual twin of an entire plant for processing said data and helping to optimize back the other way. The result is that top-line growth, driven by increasing adoption of such Industry

4.0 efficiency-enhancing tools, has also been accompanied by an improving revenue mix for Hexagon, with 60% of its revenues now coming from higher-margin software and recurring sources.

We sold Baidu; however, it wasn’t due to company-specific factors as Baidu continues to generate strong cash flows and appears reasonably valued with a strong balance sheet. We have simply grown more concerned about the country risk associated with our Chinese shares, especially shares heavily owned by US investors, given the simmering tensions between the two nations. Our bottom-up fundamental research process continues to identify many high quality-growth businesses in China that compare favorably with global peers, but we have decided to trim our overweight as we reassess the implications of our holdings there for overall, Portfolio-level risk.

Additional sales included Neste, the Finnish renewable diesel company, whose CEO resigned unexpectedly at a difficult moment for the company, as it is struggling with inflation and scarcity in its commercial cooking-oil-waste raw material chain and working to complete construction of a large new aviation fuel plant in Singapore. We also sold Disney, due to some concerns about the increasing capital intensity of its business amid signs of rising competition and slowing growth in streaming media consumption.

Ten Largest Holdings by Weight at April 30, 2022

Company	Sector	Market	%

Alphabet	Comm Services	US	3.6

Vertex Pharmaceuticals	Health Care	US	3.2

First Republic Bank	Financials	US	3.0

SVB Financial Group	Financials	US	3.0

John Deere	Industrials	US	2.8

Microsoft	Info Technology	US	2.7

UnitedHealth Group	Health Care	US	2.7

Schneider Electric	Industrials	France	2.6

Amazon.com	Cons Discretionary	US	2.3

Meta Platforms	Comm Services	US	2.3

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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International Equity Portfolio
Institutional Investors: HLMIX & HLIZX | Individual Investors: HLMNX

Portfolio Management Team

Ferrill Roll, CFA Co-Lead Portfolio Manager Andrew West, CFA Co-Lead Portfolio Manager Bryan Lloyd, CFA Portfolio Manager Babatunde Ojo, CFA Portfolio Manager Patrick Todd, CFA Portfolio Manager

Performance Summary

For the International Equity Portfolio, the Institutional Class declined 17.46%, the Institutional Class Z declined 17.42%, and the Investor Class declined 17.58% (net of fees and expenses) in the six-month period ended April 30, 2022. The Portfolio’s benchmark, the MSCI All Country World ex-US Index, declined 11.87% (net of source taxes).

Market Review

Stock markets fell sharply during the period as the confluence of several macroeconomic events battered share prices.

In November, consumer price inflation in the US reached its highest rate since 1982, leading the US Federal Reserve to signal several interest rate hikes and an imminent end to its bond buying program. Other central banks moved even more quickly: the Bank of England raised its main interest rate and the European Central Bank announced it would end its bond buying program. At the same time, just as supply chain bottlenecks showed signs of easing, the emergence of Omicron threatened to upend the progress and reintroduce global lockdowns. Chinese officials, aiming for zero transmission, pursued the most stringent lockdown policies—further hampering economic growth that had already been stalled amid a slowdown in construction spending after several heavily indebted property developers, including the gargantuan Evergrande, defaulted on bond payments.

Investors barely had time to digest these events when, in February, Russia commenced its invasion of Ukraine. The

Fund Facts at April 30, 2022

Total Net Assets	$17,805.7M

Sales Charge	None

Number of Holdings	58

Turnover (5 Yr. Avg.)	18%

Dividend Policy	Annual

	Institutional Investors		Individual Investors

	Inst. Class	Inst. Class Z	Investor Class

Ticker	HLMIX	HLIZX	HLMNX

CUSIP	412295107	412295719	412295503

Inception Date	5/11/1994	7/17/2017	9/30/2005

Minimum Investment[1]	$100,000	$10,000,000	$5,000

Expense Ratio[2]	0.79%[3]	0.71%[4]	1.11%[5]

1Lower minimums available through certain brokerage firms; 2The Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3Harding Loevner’s contractual agreement caps the net expense ratio at 1.00% through February 28, 2023. The expense ratio (without cap) is applicable to investors; 4Harding Loevner’s contractual agreement caps the net expense ratio at 0.80% through February 28, 2023. The expense ratio (without cap) is applicable to investors; 5Harding Loevner’s contractual agreement caps the net expense ratio at 1.25% through February 28, 2023. The expense ratio (without cap) is applicable to investors.

reaction by Western governments was swift and emphatic as they sought to tread a delicate balance between punishing Russian aggression and avoiding an escalating military conflict. The US and its allies enacted crippling economic sanctions against Russia, including freezing a significant share of the Russian central bank reserve assets, cutting off many of the country’s banks from the SWIFT global financial messaging system, and outlawing the export of a variety of industrial and luxury goods. The sanctions initially led to a collapse in the ruble, while the Moscow stock exchange closed for almost a month before re-opening for domestic investors only. With foreign investors effectively unable to trade, major market index providers expunged all Russian securities from their indexes.

Prices for a wide range of commodities for which Russia is a major producer—including oil, gas, grains, and metals—surged on fears of disruption, prompting billions of US dollars in margin calls to cover futures positions. Headline inflation, which had already been rising rapidly around the world prior to the invasion, received a fillip from the shock to energy and food supplies stemming from the war, increasing the pressure on central banks to tighten monetary policy. In March, the US Fed did just that, raising interest rates for the first time in three years and signaling as many as seven additional hikes in 2022, causing stocks to retreat further as investors feared efforts to tame inflation may cause a recession.

On a sector basis, only Energy was able to eke out modest gains during the period, reflecting the meteoric rise in commodity prices caused by supply shocks from war and sanctions.

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Performance (% Total Return)

		For periods ended March 31, 2022							For periods ended April 30, 2022

	1	3	5	10	Since Inception*			1	3	5	10	Since Inception*
	Year	Years	Years	Years	May-94	Jul-17	Sep-05	Year	Years	Years	Years	May-94	Jul-17	Sep-05

Intl. Equity Portfolio – Inst. Class	-4.20	9.26	8.14	7.36	6.43			-13.54	5.08	5.78	6.63	6.11

Intl. Equity Portfolio – Inst. Class Z	-4.13	9.34	–	–		6.80		-13.47	5.16	–	–		4.90

Intl. Equity Portfolio – Investor Class	-4.48	8.93	7.80	7.02			6.52	-13.83	4.76	5.43	6.29			5.97

MSCI All Country World ex-US Index	-1.48	7.51	6.76	5.55	–	5.35	4.84	-10.31	4.30	4.94	5.04	–	3.84	4.41

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, May 11, 1994. Inception of the Institutional Class Z, July 17, 2017. Inception of the Investor Class, September 30, 2005. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

Consumer Discretionary and Information Technology (IT) performed the worst; the former was impacted by slumping consumer confidence in the wake of the rapid rise in inflation, while the latter—largely comprised of highly priced growth stocks—was impacted by central bank efforts to tame inflation.

Geographically, all major regions declined. The eurozone was most impacted as sanctions against Russia served to compound the difficulties of countries already grappling with mounting inflation. Emerging Markets also performed poorly, largely due to Russia and China—the latter of which faced an economic slowdown aggravated by difficulties in maintaining its zero-COVID policy, sweeping regulatory actions, and the government’s attempts to slowly deflate its colossal real estate bubble.

Style factors played a significant role: the most highly priced shares suffered throughout, first from the regulatory mauling of many Chinese growth leaders, and then from a reassessment of discount rates in the face of rising inflation. Similarly, the fastest-growing stocks significantly underperformed their slowest-growing peers. There was no clear effect by quality as both the highest- and lowest-quality stocks performed similar to the average.

Performance Attribution

In a period in which investors fled from richly priced, high-quality growth companies, it should come as no surprise that, whether viewed through the lens of sector or geographic attribution, our portfolio underperformed within most sectors and regions. A laundry list of the contributors to underperformance would not improve much on the explanation. An exception, of course, is the value destruction from our two Russian holdings, Lukoil and Yandex—nearly 300 basis points of value wiped off the Portfolio, and almost half the total underperformance in the period—which dominates whichever category they fall under in any breakdown of returns.

A more informative parsing of returns comes from viewing them according to how they relate to rankings of growth, quality, and valuation. Viewed through the lens of growth, our efforts to resist a skew towards the most expensive members of the faster-growing quintiles of the market meant that only a modest amount of our underperformance, about 60 basis points, is attributable to our preference for growth businesses. The rest, like sector or regional attribution, comes across as poor stocks within the different quintiles of growth. Our heavy skew towards higher quality companies had similarly modest allocation effects. However much we’ve steadily reduced holdings of highly priced stocks, the Portfolio remains skewed toward the expensive end of the market, and that skew has cost about 200 basis points of relative performance in the half year, much of the remainder that is not explained by Russian losses.

Perspective and Outlook

We’ve owned shares in Lukoil and Yandex for several years with the view that while a grasping and ruthless government posed political risks, companies able to navigate those risks and build sound growing businesses that deliver highly valued products and services to their customers could nevertheless generate strong business results. Due to fears of the Russian state’s confiscatory tendencies and corporate governance risks more generally, shares in these companies traded at a discount relative to their global peers, which could lead to strong returns for intrepid investors. Additionally, these political risks bore almost no correlation to other risks embedded in our portfolio. In an investment climate where most fast-growing, resilient businesses commanded historically high valuations, Russian shares offered a tempting mix of diversification and inexpensive growth.

In the end, it wasn’t the corporate governance or expropriation risks that proved our undoing, nor even the brutal and unexpected invasion itself. Instead, it was the resulting broad social revulsion in most developed democracies, which united previously divided or reluctant actors, calling down a ferocious firestorm of nearly inconceivable official and private actions targeting the Russian economy, and in the process also rendering Russian investments held by private Western bystanders effectively worthless. If anything, the episode will have alerted skeptics to the potency of seemingly remote investment risks, including social ones.

9

But we must stress that the Russian invasion and the West’s financially fierce response, as dramatic as they are, have merely accelerated the style headwinds we’ve been facing in recent months, as investors retreat from high-priced stocks. Well before the Ukraine crisis, headline inflation had been rising almost everywhere and intruding on the discount rates used to value shares. The energy and food shocks emanating from the conflict and consequent sanctions have supercharged the existing trends for expected inflation, bond yields, and equity discount rates, and the prospects for tighter monetary policies to combat the rise in prices. These trends have the largest effects on the present value (and therefore the current price) of distant future earnings—and thus pointedly on the price of growth stocks whose expected cash flows lie far in the future.

The monetary policy tightening now underway by central banks is intended to dampen speculative or less productive demand for goods, services, and assets by raising borrowing costs. But those policies, when combined with the demand destruction likely to emanate from soaring food and energy prices, may contain the seeds of their own reversal. If consumer and producer confidence take more than a temporary hit from the war in Ukraine and its ramifications, a recession—either in Europe or more globally—could conspire to reduce the inflationary impulse from COVID-19 re-openings and offset some of the need for monetary tightening. We’re not in the business of making such forecasts but, were that scenario to unfold, it’s possible that the headwinds for our quality/growth investment style would abate.

Much has been written recently about “the end of globalization” being another result of the war in Ukraine, and about the reluctance of some large countries—notably China and India—to sign onto the sanctions imposed by Western and Asian-Pacific governments. We, like many observers, worry that China, ostensibly aiming to be neutral, might risk some consequences by facilitating sanctions workarounds for Russia, and misjudge the West’s resolve. The economic disincentives would appear to work against the possibility. China’s total trade with Russia in 2020 was around a tenth of its US$1.4 trillion trade with the US and Europe. Given China’s flagging growth as it manages its deflating property market—a multi-year prospect, if previous property bubbles are anything to go by—and its stated priority to improve “common prosperity” for its people, the last thing it’s likely to want is to impair its access to the global trading system and court rejection by its largest customers.

While risks of unforeseen consequences arising from the Ukraine conflict are high, on this front we are cautiously optimistic that China will work hard to maintain its neutrality in a credible way, as it is a huge beneficiary of trade with the rest of the world, especially the rich developed nations. We think it likely that China, along with India, will continue to buy oil and gas from Russia, and do not expect that fact to alter China’s trade relations with the West much. Nevertheless, we must contemplate that our optimism is misplaced on the importance of membership in the global network of exchange. If our central and optimistic case is wrong, then we’d need to greatly modify our views of which companies in our opportunity set will face new barriers to profitable growth, and which might stand to benefit from a further receding of globalization. We’d expect such a world to be less efficient—as the cold logic of comparative advantage is demoted as a determinant of which goods or services are produced and where—and less prosperous, since exploiting comparative advantage is a cornerstone of wealth creation.

Portfolio Highlights

Our fundamental investment process guides our search for durably growing companies with strong finances. Ideally, we’d like to pay no more than our estimate of fair value for such a company’s shares, but as a practical matter we’ve been willing to pay some premium to own superior companies. We rarely own deep value stocks since shares of companies that meet our quality and growth criteria generally don’t plumb the depths of value except fleetingly. Why, then, not own more of those at the other end of the spectrum, the fastest-growing companies,

Portfolio Positioning (% Weight) at April 30, 2022

Sector	Portfolio	Benchmark[1]

Comm Services	4.6	6.3

Cons Discretionary	2.5	11.0

Cons Staples	14.0	8.8

Energy	2.0	5.7

Financials	16.9	20.4

Health Care	13.7	9.6

Industrials	15.7	12.0

Info Technology	14.6	11.6

Materials	10.5	8.8

Real Estate	0.0	2.5

Utilities	1.3	3.3

Cash	4.2	–

Geography	Portfolio	Benchmark[1]

Canada	2.6	8.2

Emerging Markets	24.1	28.8

Europe EMU	19.8	19.7

Europe ex-EMU	26.4	21.0

Frontier Markets[2]	0.0	–

Japan	12.5	13.7

Middle East	0.0	0.5

Pacific ex-Japan	9.0	8.1

Other[3]	1.4	–

Cash	4.2	–

1MSCI All Country World ex-US Index; 2Includes countries with less-developed markets outside the Index. 3Includes companies classified in countries outside the Index.

10

whose shares are typically very highly priced relative to their current fundamentals? The short answer is that rapid growth is not reason enough when share prices are too high to support acceptable future returns, or when confidence in the business model or financial strength is lacking. For several years such “disruptive innovators” have been at the forefront of growth stock investing. Most of them we regard as speculative businesses. We will entertain them as candidates for investment only when there’s an already-profitable business behind the hype and a market valuation suggesting its growth potential has yet to be fully priced in. We think investors should proceed with humility when forecasting leaps in corporate sales and profits decades into the future.

While the price drop in speculative stocks doesn’t tempt us to purchase them, the underperformance of quality growth stocks has created some interesting opportunities. A number of Japanese quality growth stocks which have declined sharply in recent months have our eye. For example, In April we purchased Shiseido, Japan’s largest cosmetics company by revenue. The company possesses strong brands oriented towards skincare that are particularly well-regarded in Asia and backed by both research and development (R&D) and effective marketing. We expect to see good growth of revenue and profitability in the coming years as Japan and China recover from COVID-19 restrictions and as management moves to emphasize margin improvement by focusing on a smaller number of premium-oriented products, disposing of smaller lower-margin and slower growing brands. The stock has been weak, which allowed us to buy at a price that appears undervalued relative to our expectations of future profitability.

Of course, to buy we must also sell; our recent sales have been of companies that for the most part are achieving our mileposts for business growth but whose share prices still offer no margin for error. We sold our position in UK-based foods and consumer products producer Unilever as we believe inflationary pressures will negatively impact the company’s growth and margins for the foreseeable future. We also sold our position in Israeli security firm Check Point as the stock traded above our fair value estimate. Recent outperformance has been supported by greater awareness of cybersecurity threats; however, we have doubts about the company maintaining longer-term growth given faltering market share and the need to increase personnel spending.

In a world where black swans seem to be multiplying, we believe our focus on companies with sound business models, strong balance sheets, and positive cash flow should at least provide some additional defense against the unexpected.

Ten Largest Holdings by Weight at April 30, 2022

Company	Sector	Market	%

Samsung Electronics	Info Technology	South Korea	3.8

L’Oréal	Cons Staples	France	3.3

Roche	Health Care	Switzerland	3.3

BHP	Materials	Australia	3.2

Atlas Copco	Industrials	Sweden	3.1

DBS Group	Financials	Singapore	3.0

Tencent	Comm Services	China	2.9

AIA Group	Financials	Hong Kong	2.8

Schneider Electric	Industrials	France	2.7

Allianz	Financials	Germany	2.6

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

11

International Small Companies Portfolio
Institutional Investors: HLMRX | Individual Investors: HLMSX

Portfolio Management Team

Jafar Rizvi, CFA

Co-Lead Portfolio Manager

Anix Vyas, CFA

Co-Lead Portfolio Manager

Performance Summary

For the International Small Companies Portfolio, the Institutional Class declined 21.55% and the Investor Class declined 21.69% (net of fees and expenses) in the trailing six months up to April 30, 2022. The Portfolio’s benchmark, the MSCI All Country World ex-US Small Cap Index, declined 13.36% in the same period (net of source taxes).

Market Review

International small capitalization stocks fell strongly in the fiscal year-to-date, as ongoing concerns over stagflation were joined and intensified by Russia’s invasion of Ukraine. International small cap companies trailed their larger-cap counterparts in the period.

Headline inflation, which had already been rising rapidly around the world prior to the invasion, received a fillip from the shock to energy and food supplies stemming from the war. Prices for a wide range of commodities for which Russia is a major producer—including oil, gas, grains, and metals—surged on fears of disruption, prompting billions of US dollars in margin calls to cover futures positions. Central banks were pressed to tighten their monetary policy. The Bank of England—along with the South Korean, South African, and Brazilian central banks—continued raising short-term policy rates to beat back rising prices. In the US, the Federal Reserve lifted rates for the first time since December 2018 and signaled a willingness to do whatever it takes to bring inflation under control, announcing an aggressive rate hike path for the months ahead.

Fund Facts at April 30, 2022

Total Net Assets	$502.4M

Sales Charge	None

Number of Holdings	82

Turnover (5 Yr. Avg.)	30%

Dividend Policy	Annual
	Institutional Investors	Individual Investors

	Institutional Class	Investor Class

Ticker	HLMRX	HLMSX

CUSIP	412295875	412295883

Inception Date	6/30/2011	3/26/2007

Minimum Investment[1]	$100,000	$5,000

Net Expense Ratio[2]	1.12%[3]	1.40%[4]

Gross Expense Ratio[2]	1.12%	1.46%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3Harding Loevner’s contractual agreement caps the net expense ratio at 1.15% through February 28, 2023. The expense ratio (without cap) is applicable to investors; 4The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2023. Harding Loevner’s contractual agreement caps the net expense ratio at 1.40%. The Net Expense Ratio is applicable to investors.

Western governments sought to tread a delicate balance between punishing Russian aggression and avoiding an escalating military conflict. The US and its allies enacted crippling economic sanctions against Russia. The sanctions led to a collapse in the ruble, forcing the central bank to raise overnight interest rates to 20% per annum to bolster the currency, while the Moscow stock exchange closed for almost a month before re-opening for domestic investors only. With foreign investors effectively unable to trade, major market index providers expunged all Russian securities from their indexes.

The shock imposed by the start of the Russia-Ukraine war and the West’s reaction to it was so severe that almost all sectors registered negative growth. Health Care, the worst-performing sector, was hurt by the post-COVID-19 slowdown in health care funding and higher interest rates. Ailing consumer and business confidence resulted in Consumer Discretionary and Information Technology also being among the worst-performing sectors. On the other hand, Energy companies enjoyed higher oil prices.

The two best performing regions, the Middle East and Canada, were helped by their heavy weight in Energy and Materials stocks. In Japan, Prime Minister Fumio Kishida had been expected to deliver long-needed economic reforms, but those hopes were dashed when he proposed raising Japan’s capital gains tax and limiting share buybacks. Emerging Markets were hurt by China as the country grappled with ongoing regulatory

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Performance (% Total Return)
		For periods ended March 31, 2022						For periods ended April 30, 2022

	1	3	5	10	Since Inception*		1	3	5	10	Since Inception*
	Year	Years	Years	Years	Jun-11	Mar-07	Year	Years	Years	Years	Jun-11	Mar-07

Intl. Small Companies Portfolio – Inst. Class	-2.07	9.69	8.83	8.34	7.02		-14.59	5.00	5.99	7.26	6.10

Intl. Small Companies Portfolio – Investor Class	-2.31	9.41	8.55	8.07		6.45	-14.84	4.73	5.72	6.98		5.79

MSCI All Country World ex-US Small Cap Index	0.03	10.22	7.89	7.28	5.90	–	-10.53	7.01	5.83	6.66	5.21	–

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, June 30, 2011. Inception of the Investor Class, March 26, 2007. Index performance prior to June 1, 2007 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

crackdowns and cracks forming in its zero-COVID policy. The US Securities and Exchange Commission also began the procedural implementation of the Holding Foreign Companies Accountable Act, identifying several US-listed Chinese companies whose latest financial reports fail to adhere to US audit standards and could be subject to delisting. However, investor sentiment towards the country may be worse than reality; after the SEC’s actions, Chinese officials signaled room for compromise on a mutually agreeable auditing framework.

Style effects for the period favored the cheapest companies, which outperformed the most richly valued by over 1500 basis points.

Performance Attribution

The Portfolio’s concentration in expensive, faster growing, and higher quality stocks, a hazard of our investment philosophy, hurt relative performance in a period during which investors fled from richly priced and higher quality companies. So stiff were these style headwinds that walking through sector or regional attribution would add little to that overarching explanation.

Viewing our returns in terms of the Portfolio’s exposure to growth and valuation factors gives us a better picture. The Portfolio’s emphasis on companies in the fastest-growing cohorts accounted for over half of our underperformance in the quarter. Our parallel emphasis on quality provided no defense in the period. But within these faster-growing and richly priced cohorts, some of our holdings performed worse than their peers. The shares of Bossard, a Swiss fastener distribution and logistics company, saw worsening global supply chain problems finally catch up with its ability to procure industrial fasteners from its suppliers, many of which are located in China and Southeast Asia. Management issued lower-than-expected 2022 revenue and profit guidance due to rising personnel and logistics costs and the impact on demand for screws from shortages of other parts. Meanwhile, Japanese seasoning products manufacturer Ariake, another member of the highest-quality quintile, suffered from deteriorating restaurant sales caused by extended lockdowns in its home country, with sales of its home meal kits in supermarkets and convenience stores failing to offset this decline.

The direct impact of Russia’s invasion of Ukraine on our Portfolio was small. We exited Kernel, a vertically integrated sunflower oil producer and our sole holding in Ukraine, about a month before the invasion, and have held no Russian securities since our sale of Moscow Exchange in early 2019. Two banks neighboring Russia that we have owned for several years accounted for about 40 bps of our underperformance: The eponymous Bank of Georgia, and Lithuanian bank Siauliu Bankas. They hold dominant franchises in their respective markets and are well managed. Doing business in emerging democracies along Russia’s border means they trade at a discount, but their geopolitical risks are uncorrelated with most other risks embedded in our Portfolio. While most fast-growing, resilient businesses command historically high valuations today, Bank of Georgia and Siauliu Bankas represent inexpensive growth and diversification.

Perspective and Outlook

Well before the Ukraine crisis, headline inflation had been rising almost everywhere and intruding on the discount rates used to value shares. The energy and food shocks emanating from the conflict and consequent sanctions have supercharged the existing trends for expected inflation, bond yields, and equity discount rates, and the prospects for tighter monetary policies to combat the rise in prices. These trends are most detrimental to growth stocks whose expected cash flows lie far in the future.

The monetary policy tightening now underway by central banks is intended to dampen speculative or less productive demand for goods, services, and assets by raising borrowing costs. If consumer and producer confidence take more than a temporary hit from the war in Ukraine and its ramifications, a recession—either in Europe or more globally—could conspire to reduce the inflationary impulse from COVID-19 re-openings and offset some of the need for monetary tightening. We’re not in the business of making such forecasts but, were that scenario to unfold, it’s possible that the headwinds for our quality/growth investment style would abate.

Much has been written recently about “the end of globalization” being another result of the war in Ukraine, and about the

13

reluctance of some large countries—notably China and India—to sign onto the sanctions imposed by Western and Asian-Pacific governments. We, like many observers, worry that China, ostensibly aiming to be neutral, might risk some consequences by facilitating sanctions workarounds for Russia, and misjudge the West’s resolve. However, China’s total trade with Russia in 2020 was around a tenth of its US$1.4 trillion total trade with the US and Europe, and the last thing it’s likely to want is to court rejection from its largest customers and impair its access to the global trading system. Indeed, On March 16th economic policy czar and Vice Premier Liu He affirmed the importance of economic growth and markets, offering insight into the government’s leanings and reversing a dramatic swoon in Chinese stocks that had coincided with reports that China might be contemplating military aid to Russia.

While risks of unforeseen consequences arising from the Ukraine conflict are high, on this front we are cautiously optimistic that China will maintain its neutrality in a credible way, as it is a huge beneficiary of trade with the rest of the world, especially the rich developed nations. Nevertheless, we must contemplate that our optimism is misplaced on the importance of membership in the global network of exchange. If our central case—admittedly an educated guess—is wrong, then we’d need to modify our views of which companies will be hurt by, and which might stand to benefit, relatively, from a further receding of globalization. We’d expect such a world to be less efficient, as the logic of comparative advantage is demoted as a determinant of which goods or services are produced, and where. If regional blocs began to raise limits on the movement of capital as well as goods, we’d need to parse which of our companies are at risk of declining sales from increasingly insular countries.

Bossard, for example, has built its business upon today’s web of global supply chains. Its specialty is fasteners, whether bespoke or ready-made1; It sources them from its network of 4,500 manufacturing partners. It would throw a considerable monkey wrench in Bossard’s business if some of its best suppliers in China were to find themselves trapped behind new Western tariffs or trade sanctions. At the same time, we need to be careful not to underrate the ability of Bossard or its customers to prepare for and adapt to such scenarios; in the case that Bossard runs into difficulty servicing key client Tesla’s factories in California and Texas, it has plenty of suppliers in Mexico it can turn to. In a world of new barriers and shifting trade patterns, it would become more difficult for companies to manage their fastener sourcing internally. Bossard had a record year in 2021, growing revenues by 22%, as more manufacturers sought out its specialized expertise to help them contend with seized-up supply chains.

1The typical car manufactured today contains about 3,500 screws; a smart phone contains about 75, and a jetliner, 1.5 million.

Kinaxis, an Ottawa-based supply chain management software company, could directly benefit from near-shoring initiatives and other efforts to build more resilience into supply chains. The company saw strong demand in response to the pandemic’s logistics challenges, and in its March update management said demand continues to pick up. Their guidance is now for 2022 revenue growth of between 34%-38% with improving profitability.

While some small companies are heavily geared toward globalization or helping with the transition away from it, others have more of a domestic focus. Around 56% of revenues for small caps come from their home markets, compared to 40% for large caps, which means small companies are somewhat less exposed to the risk of losing foreign customers. Even for those with higher foreign sales revenues, sources may align neatly with the trading bloc in which they are likely to find themselves. Diploma, a UK-based controls, seals, and life science equipment supplier, only generates 15% of its sales from the UK, but it generates a further 62% of its sales in Continental Europe and the US, markets to which the UK will remain tightly bound.

Portfolio Positioning (% Weight) at April 30, 2022

Sector	Portfolio	Benchmark[1]

Comm Services	11.1	4.0

Cons Discretionary	3.8	11.0

Cons Staples	8.2	5.8

Energy	1.7	3.7

Financials	7.5	11.1

Health Care	13.2	6.1

Industrials	16.7	20.3

Info Technology	25.6	11.3

Materials	6.8	11.9

Real Estate	0.5	11.0

Utilities	2.2	3.8

Cash	2.7	–

Geography	Portfolio	Benchmark[1]

Canada	1.9	7.5

Emerging Markets	22.2	25.8

Europe EMU	21.7	14.2

Europe ex-EMU	28.2	21.8

Frontier Markets[2]	6.6	–

Japan	11.4	18.0

Middle East	1.9	2.2

Pacific ex-Japan	0.5	10.5

Other[3]	2.9	–

Cash	2.7	–

1MSCI All Country World ex-US Small Cap Index; 2Includes countries with less-developed markets outside the Index; 3Includes companies classified in countries outside the Index.

14

Portfolio Highlights

With the volatility of stock prices this quarter, portfolio activity picked up as a handful of high-quality growth companies we regarded as too expensive saw their valuations fall into range.

We purchased Germany-based Scout24, the dominant internet platform for real estate agents, landlords, and sellers in Germany and Austria, with agents in particular using the product for a wide range of functions within their organizations. Its market share of over 70% gives it a scale advantage over rivals. We think that its services are under-monetized compared to those of counterparts in other developed markets, so the company should be able to raise prices over time.

We added to Financials with the purchase of Spanish insurer Linea Directa. The company was among the first in Spain to sell insurance directly by telephone. It is now the country’s fifth-largest car insurer, twelfth-largest home insurer, and a small but rapidly growing health insurer. Linea Directa’s direct sales approach should lead to improved returns from cost savings as user-acquisition and claims-processing migrate online. The company also has an opportunity to cross-sell its home and health insurance products to its established auto insurance customers. Of the customers for its nascent health insurance business, 71% are existing car or home insurance customers; given the car policyholder base is 25 times the size of the health business and cross-sale penetration is still low, its runway for growth is long.

In Health Care, the sector hardest hit by valuation headwinds this quarter, we made a new purchase in Switzerland-based Tecan, a leading lab automation provider. The company’s recent acquisition of Paramit, a leading manufacturer of medical devices, diagnostics, and life science instruments, provides new verticals with important synergies with Tecan’s core lab systems. Sales are currently focused on the US (46%) and Europe (37%) but are growing in Asia (16%), including China.

Falling prices created opportunities to add two companies in China to the Portfolio. Meyer Optoelectronic makes sophisticated optical sensors. The company is currently focused on applications in food-sorting machines, dental imaging machines, and a range of other industrial and commercial applications. The machine vision market in China alone is growing over 20% per annum, driven by the low penetration of dental equipment in China and a general push toward industrial automation. There is also a large as-yet untapped opportunity for recycling sorting machines, which could be a natural focus of China’s ambitious climate initiatives.

We also added Yantai China Pet Foods, a supplier of white-label pet foods to international customers, and seller of its own branded products in China. China’s pet industry, which grew 20% last year, is still immature. In addition to its brand equity in China, Yantai’s huge manufacturing scale helps keep existing rivals and new entrants at bay.

Ten Largest Holdings by Weight at April 30, 2022

Company	Sector	Market	%

Reply	Info Technology	Italy	3.7

Hoa Phat Group	Materials	Vietnam	3.6

Alten	Info Technology	France	2.5

Rubis	Utilities	France	2.2

Vaisala	Info Technology	Finland	2.2

LEM Holdings	Info Technology	Switzerland	2.1

Dechra	Health Care	United Kingdom	2.1

Diploma	Industrials	United Kingdom	2.0

STRATEC	Health Care	Germany	2.0

Senior	Industrials	United Kingdom	2.0

Our new positions were funded from a combination of cash and sales of holdings that either had excessive valuations, like Japan-based management consulting firm Nihon M&A, elevated risks (Kernel), or were simply squeezed out (UK-based home repair portal HomeServe) to make room for more attractively priced quality growth opportunities.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

15

Emerging Markets Portfolio
Institutional Investors: HLMEX & HLEZX | Individual Investors: HLEMX

Portfolio Management Team

Scott Crawshaw Co-Lead Portfolio Manager Craig Shaw, CFA Co-Lead Portfolio Manager Pradipta Chakrabortty Portfolio Manager Richard Schmidt, CFA Portfolio Manager

Performance Summary

The Institutional Emerging Markets Portfolio (Institutional Class and Institutional Class Z) and the Emerging Markets Portfolio (Advisor Class)—collectively, the “Portfolios”—are both managed in strict accordance with Harding Loevner’s Emerging Markets Equity strategy model portfolio. Therefore, the Portfolios have highly similar holdings and characteristics. We have provided a single commentary to cover both Portfolios. The specific performance and characteristics of each are presented separately in the tables that follow.

For the Institutional Emerging Markets Portfolio, the Institutional Class fell 26.94% and Class Z fell 26.89% (net of fees and expenses). For the Emerging Markets Portfolio, the Advisor Class declined 26.96% (net of fees and expenses) in the six-month period ended April 30, 2022. The Portfolios’ benchmark, the MSCI Emerging Markets Index, fell 14.15% (net of source taxes).

Market Review

Emerging Markets (EMs) began the fiscal year by drifting lower as uncertainty over the trajectory of global inflation and a deceleration in Chinese economic growth quelled investors’ appetite for EM assets. EMs also faced headwinds from expectations the US Federal Reserve would start raising rates to combat rising inflation. The Fed indeed hiked rates 0.25% in March—the first increase since the start of the pandemic in 2020—and primed the market for a subsequent 0.50% increase (which occurred in May). Meanwhile, monetary policy across EMs has been bifurcated. Most EM central banks in the Americas,

Fund Facts at April 30, 2022

Sales Charge	None

Number of Holdings	80

Dividend Policy	Annual

	Institutional Investors		Individual Investors

Total Net Assets	$4,081.4M		$2,646.5M

Turnover (5 Yr. Avg.)	19%		21%

	Inst. Class	Inst. Class Z	Advisor Class

Ticker	HLMEX	HLEZX	HLEMX

CUSIP	412295701	412295693	412295305

Inception Date	10/17/2005	3/5/2014	11/9/1998

Minimum Investment[1]	$500,000	$10,000,000	$5,000

Net Expense Ratio[2]	1.10%[3]	1.00%[4]	1.19%[5]

Gross Expense Ratio[2]	1.10%	1.01%	1.19%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3Harding Loevner’s contractual agreement caps the net expense ratio at 1.10% through February 28, 2023. The expense ratio (without cap) is applicable to investors; 4The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2023. Harding Loevner’s contractual agreement caps the net expense ratio at 1.00%. The Net Expense Ratio is applicable to investors; 5Harding Loevner’s contractual agreement caps the net expense ratio at 1.30% through February 28, 2023. The expense ratio (without cap) is applicable to investors.

Europe, and Africa were ahead of the Fed in raising rates, and they continued to tighten further. Asian central banks, however, took a less hawkish stance. China, notably, continued to ease monetary policy to stimulate economic growth.

EMs fell sharply starting in late February when Russia launched its deadly and destructive invasion of Ukraine. The reaction by Western governments was swift and emphatic, with the implementation of crippling economic sanctions against Russia. The sanctions initially led to a collapse in the ruble, while the Moscow stock exchange closed for almost a month before re-opening for domestic investors only. With foreign investors effectively unable to trade, major market index providers expunged all Russian securities from their indexes.

As a result of the uncertainty around the war, European stocks with material businesses in, or trade linkages to, Russia or Ukraine sold off, as well as stocks in markets closest to the conflict. However, markets across Latin America and the Middle East, as well as South Africa, benefited from the sharp rise in energy and commodity prices caused by the conflict. Crude prices nearly reached US$135 before settling above US$100 as OPEC eschewed requests to increase production; grain prices spiked, as did Russian-sourced metals like palladium and nickel.

As war broke out in Europe, China’s economy continued to falter due to a confluence of several factors, including the country’s

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Performance (% Total Return)

	For periods ended March 31, 2022							For periods ended April 30, 2022
	1	3	5	10	Since Inception*			1	3	5	10	Since Inception*
	Year	Years	Years	Years	Oct-05	Mar-14	Nov-98	Year	Years	Years	Years	Oct-05	Mar-14	Nov-98

Inst. Emerging Markets Portfolio – Inst. Class	-21.82	-0.19	2.34	2.90	5.55			-29.30	-4.16	0.02	2.17	4.97

Inst. Emerging Markets Portfolio – Inst. Class Z	-21.75	-0.06	2.50	–		2.85		-29.24	-4.03	0.17	–		1.75

Emerging Markets Portfolio – Advisor Class	-21.77	-0.28	2.24	2.86			9.49	-29.26	-4.26	-0.07	2.12			9.05

MSCI Emerging Markets Index	-11.37	4.94	5.98	3.36	6.20	4.60	–	-18.33	2.24	4.32	2.89	5.80	3.82	–

Returns are annualized for periods greater than 1 year. *Inception of Institutional Class, October 17, 2005. Inception of Class Z, March 5, 2014. Inception of the Advisor Class, November 9, 1998. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

worst COVID-19 outbreak and continued weakening of the property sector. The government’s zero-COVID policy meant the rising case count in Shanghai and other major cities led to large scale lockdowns and strict containment measures in key commercial areas. As a result, the nascent recovery in China’s services sector has been stymied, and factories have been temporarily shuttered, exacerbating global supply chain issues. Vice Premier Liu He sent out some positive signals, however, reaffirming the government’s focus on solving the crisis in the beleaguered real estate sector and supporting economic growth and capital markets ahead of the National Party Congress in October.

The high-growth sectors Consumer Discretionary and Health Care, were the worst performers in the trailing six months. Despite elevated oil and gas prices, Energy was also weak, dragged down by the vaporization of all value in Russian energy stocks, even as other energy stocks were among the top-performing. Financials outperformed as banks and stock exchanges in commodity-exporting countries rallied due to the boon to fiscal accounts and the outlook for economic growth. The rising interest rate environment is also beneficial for most EM banks, helping boost net interest margins and earnings growth.

The style preference in EMs trended toward value stocks and away from growth stocks trading at higher multiples, a consequence of the shift to higher interest rates in the US and many EMs.

Performance Attribution

The Portfolio’s heavy absolute loss and underperformance were primarily due to our direct holdings in Russia: Lukoil and Novatek in Energy, Sberbank in Financials, and Yandex in Communication Services. We began the fiscal year overweight Russia by 600 basis points (bps). As the invasion of Ukraine unfolded, we marked the value of our Russian positions, which had stood at 8.0% of the Portfolio at the end of January, down to zero on March 7, the point at which these US- and UK-listed shares became untradeable because of Western sanctions and actions taken by stock exchanges and brokers to avoid any possibility of entanglement.

The losses in Russia accounted for over 500 bps—roughly half—of our total underperformance. Information Technology (IT) services business EPAM and beverage company Coca-Cola HBC (CCH)— developed-market-listed companies that have significant operations in Russia, Ukraine, and Belarus—together cost a further 200 bps in underperformance.

Beyond Russia, the notable detractors from relative returns were weak stock selection in Taiwan and China, where growth stocks generally lagged. Shares of power-management chip designer Silergy declined due to concerns that chip-manufacturing capacity constraints could increase the company’s costs as well as worries that semiconductor demand had peaked. Shares of optical-component manufacturer Sunny Optical fell as chip shortages, the spread of the Omicron variant, and the Ukraine conflict all impacted the sales outlook for premium smartphones and autos, the company’s core markets. More helpful was our overweight to the surging Brazilian and Mexican markets, which rose alongside commodity prices.

By sector, the wipe out of our Russian and Russia-related holdings appeared as severe negative stock selection across Energy (Novatek and Lukoil), IT (EPAM), Communication Services (Yandex), and Financials (Sberbank). Poor returns in Energy were partly mitigated by our holding in Tenaris, a leading maker of seamless pipes for the oil and gas industry. Higher energy prices are boosting investment and rig activation in the sector, particularly in the Americas, which is leading to higher demand and better pricing for Tenaris’s products.

In Financials, the heavy drag from Sberbank was partly counterbalanced by strong contributions from companies in countries that have benefited from rising commodity prices, including Brazil’s Itaú Unibanco, South Africa’s Standard Bank, and Mexico’s GF Banorte.

We outperformed the Index in Consumer Discretionary, where Indonesian automobile company Astra International reported stronger earnings, helped by a recovery in Indonesia’s economy due to rising commodity prices. The Portfolio’s avoidance of some expensively valued Chinese e-commerce and electric-vehicle (EV) companies was also helpful.

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Perspective and Outlook

We made our Russian investments based on a favorable fundamental view of the four companies: Lukoil and Novatek, both prominent players in the global oil and gas sector; Yandex, Russia’s dominant search engine with expansive growth businesses in ride-hailing, e-commerce, and autonomous mobility; and Sberbank, Russia’s leading banking franchise. Each was a high-quality business with good long-term growth prospects, and each had navigated hazardous economic conditions while cementing their dominant competitive position.

We deeply regret the capital losses suffered by our clients with respect to our Russian investments, which resulted, not from the invasion per se, but as collateral damage from the sanctions heaped upon Russia by the US and its allies. We have a structured, deliberative process designed to defend against behavioral flaws we exhibit as human beings, such as over-confidence and action bias. We refrain from making decisions based upon forecasts of macroeconomic or geopolitical events, where we have little faith in the reliability of such forecasts, ours or those of others. Could one have foreseen this particular set of outcomes, including Russia’s military advance, the unparalleled scope, speed, and unanimity of Western sanctions, and the market disorder that immediately followed? Yes, in theory, but only in hindsight is the chain of causality and the outcome clearly visible. In forecasting, one must consider various possible outcomes and their associated probabilities—wherein, by definition, black swans must be discounted as highly unlikely and accorded little weight. We continue to reflect on whether we could have made better decisions with respect to these investments in the run-up to the invasion, on its eve, and in the very brief period after the attack until trading venues closed. Taking into consideration the information available at each point in time, including the predictions of geopolitical experts and the available market prices (which fell sharply at the outbreak of war), we have yet to identify clear oversights or lapses in judgement.

We continue to believe staying true to the decision-making discipline we have formalized in our investment process will produce over time the best overall result for our clients, even though it will not lead to the best outcome in every instance—as recent events have demonstrated.

The EM landscape is currently fogged by an exceptional confluence of risks: armed conflict, inflation, rising interest rates, volatile commodity prices, and concerns about food and energy security. These risks could lead to changes in the pattern of global trade that would present challenges and opportunities to the businesses we examine. Increased confrontation among the world’s economic powers and a deepening focus on local priorities would erode many of the efficiencies conferred by established global networks, whether they be cost-efficient supply chains, open financial platforms, or telecommunications. Uncoupling would materially reduce growth in the world’s economic output by increasing input costs and introducing operational frictions. But however ruinous overall, such an environment wouldn’t be bad for all companies. Those companies that can develop innovative products or services and then find smart ways to mitigate the potential risks of a less- globalized economy would have a comparative advantage.

One example among our portfolio companies is Discovery Holdings, one of South Africa’s leading providers of life and health insurance, which has found a creative way to grow globally without having to actually set up shop in other markets. The company was founded thirty years ago as a specialist life insurer; its major innovation was the development of what is referred to as the “shared values” model of insurance. The idea is to apply behavioral economic principles to benefit both the customer and Discovery, encouraging actions that lead to better health for the former and lower claims costs for the latter. For instance, Discovery offers members a subsidized gym membership that costs less the more

Portfolio Positioning (% Weight) at April 30, 2022

Sector	Institutional HLMEX / HLEZX	Advisor HLEMX	Benchmark[1]

Comm Services	8.1	8.1	10.3

Cons Discretionary	14.2	14.2	12.7

Cons Staples	8.9	8.9	6.0

Energy	1.7	1.7	5.0

Financials	25.0	25.0	22.2

Health Care	3.6	3.6	3.7

Industrials	12.5	12.6	5.5

Info Technology	22.8	22.8	20.5

Materials	0.0	0.0	9.2

Real Estate	0.5	0.5	2.2

Utilities	1.7	1.7	2.7

Cash	1.0	0.9	–

Geography	Institutional HLMEX / HLEZX	Advisor HLEMX	Benchmark[1]

Brazil	7.5	7.5	5.3

China + Hong Kong[2]	33.2	33.2	30.6

India	10.4	10.4	13.6

Mexico	7.4	7.4	2.2

Russia	0.0	0.0	–

South Africa	2.5	2.5	3.7

South Korea	9.7	9.8	12.5

Taiwan	12.1	12.2	15.4

Small Emerging Markets[3]	8.3	8.2	16.7

Frontier Markets[4]	1.9	1.9	–

Developed Markets Listed[5]	6.0	6.0	–

Cash	1.0	0.9	–

1MSCI Emerging Markets Index; 2The Emerging Markets Portfolio’s end weight in China at April 30, 2022 is 27.2% and Hong Kong is 6.0%. The Benchmark does not include Hong Kong; 3Includes the remaining emerging markets which, individually, comprise less than 5% of the Index; 4Includes countries with less-developed markets outside the Index; 5Includes emerging markets or frontier markets companies listed in developed markets.

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they visit. The benefits to Discovery are clear: if you can find ways to get your customers to be physically active and eat well, they live longer and healthier lives, and claims costs decrease. Discovery has expanded this behavioral model beyond life and health insurance to its auto insurance and investment management businesses, and it is now three years into developing a digital bank in its domestic market.

The potential market for Discovery’s shared-value products stretches far beyond South Africa, as health care and pension costs are rising around the world due to aging populations and growth in the upper-middle class in Emerging Markets countries. But other than its life and health business in the UK, Discovery has not directly expanded into other markets. Instead, it has relied on a series of joint ventures and partnerships where it is not responsible for the sale or administration of policies, but rather supplies technology to enable the same behavioral model to be employed under other insurers’ brands.

This partnership approach not only has the benefit of lower capital requirements for Discovery but also achieves geographic diversification and access to fast-growing markets such as China where the penetration of life and health insurance remains low.

Portfolio Highlights

Although we made only a modest number of transactions in the first half of the fiscal year, the Portfolio’s profile changed significantly because of the write-down of our Russian holdings and the outsized returns of stocks benefiting from commodity price inflation. The latter caused our absolute weight in Latin America to increase over 300 bps; we now have nearly twice as much in this region as the Index. The Portfolio’s combined weight in China and Hong Kong also rose—from 500 bps below to over 200 bps above the benchmark—due to the elimination of our Russian holdings as well as some new purchases and additions we made to take advantage of share-price declines. By sector, the principal change has been the sharp drop in our Energy weight due to Lukoil and Novatek. The Portfolio is now over 300 bps underweight to Energy.

We continue to hold both EPAM in IT and CCH in Consumer Staples. EPAM’s core advantage is its engineering capability that allows it to provide highly complex and valuable services to its customers. While recognizing that its business prospects are uncertain due to the displacement of many of its engineers by the conflict and potential client and staff defections, we believe it will be difficult for its clients to switch providers in the near term notwithstanding their preferences. EPAM should thus have time to adjust its geographic footprint. CCH operates the Coca-Cola bottling franchise in Russia and the Ukraine, which represented about 20% of the company’s operating profit in 2021. That business is obviously under severe threat. However, we consider the shares to be attractive at their current, diminished price given CCH’s long-term growth opportunities outside Russia, including Nigeria and Egypt.

Ten Largest Holdings by Weight at April 30, 2022

Company	Sector	Market	Institutional HLMEX / HLEZX	Advisor HLEMX

Samsung Electronics	Info Technology	South Korea	5.5	5.5

TSMC	Info Technology	Taiwan	5.2	5.3

Tencent	Comm Services	China	4.4	4.4

Tata Consultancy Services	Info Technology	India	3.1	3.1

AIA Group	Financials	Hong Kong	2.8	2.8

Alibaba	Cons Discretionary	China	2.7	2.7

HDFC Corp.	Financials	India	2.7	2.7

Techtronic Industries	Industrials	Hong Kong	2.3	2.3

Walmart de México	Cons Staples	Mexico	2.3	2.3

LG Household & Health Care	Cons Staples	South Korea	2.1	2.1

Our large implicit bet against resources, which includes a long-standing absence of Materials, reflects our focus on high-quality, growing businesses. Companies in these sectors are inordinately reliant upon, and vulnerable to, cyclical moves in commodity prices, which makes it rare for them to meet our investment criteria, especially competitive advantage and financial strength. Western sanctions on Russia have created a supply squeeze in the short term, elevating commodity prices. We are disinclined to make a dash for more commodity exposure, given uncertainty about the duration and effectiveness of sanctions, alternative supply and substitution response, and the cyclical demand outlook, preferring instead to let our deliberative research process bring attractive long-term investments to our attention.

While now having minimal direct exposure to the fossil fuel industry, the Portfolio holds several businesses that are firmly part of the global energy transition—a transition that should accelerate if energy prices remain elevated. Examples include the Brazilian industrial equipment manufacturer WEG, which has a growing solar-energy equipment business, and various Chinese companies including CATL, the world’s biggest, most technologically diverse, and most profitable electric vehicle battery manufacturer, and Sanhua Intelligent Controls, whose thermal management components are needed in EVs.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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Frontier Emerging Markets Portfolio
Institutional Investors: HLFMX & HLFFX | Individual Investors: HLMOX

Portfolio Management Team

Pradipta Chakrabortty

Co-Lead Portfolio Manager

Babatunde Ojo, CFA

Co-Lead Portfolio Manager

Sergey Dubin, CFA

Portfolio Manager

Performance Summary

For the Frontier Emerging Markets Portfolio, the Institutional Class I declined 12.54%, the Institutional Class II declined 12.49%, and the Investor Class declined 12.69% (net of fees and expenses) in the trailing six months up to April 30, 2022. The Portfolio’s benchmark, the MSCI Frontier Emerging Markets (FEM) Index, declined 8.94% in the same period (net of source taxes).

Market Review

Frontier Emerging Markets (FEMs) began the fiscal year facing the ongoing pandemic and rising prices. Russia’s appalling invasion of Ukraine in late February provided a new shock; global prices of oil and industrial metals like aluminum, nickel, and steel rose sharply on expectations that sanctions against Russia, a major producer, would disrupt global supply.

Latin America and the Gulf States, big commodity-exporting regions, recorded the best performances for the period. Peru rose nearly 9% as rising copper and other metal prices buoyed the country’s mining stocks. The expectation of higher royalties and tax revenue from mining gave a badly needed lift to Peru’s financial condition following months of political strife and flagging business confidence. Colombia, the other Latin American market in the FEM Index, rose nearly 14%; its oil-producing economy benefitted from rising prices. The Gulf States on aggregate rose over 20%, also on the back of oil prices.

Fund Facts at April 30, 2022

Total Net Assets	$191.9M

Sales Charge	None

Number of Holdings	56

Turnover (5 Yr. Avg.)	24%

Dividend Policy	Annual

	Institutional Investors		Individual Investors

	Inst. Class I	Inst. Class II	Investor Class

Ticker	HLFMX	HLFFX	HLMOX

CUSIP	412295867	412295735	412295859

Inception Date	5/27/2008	3/1/2017	12/31/2010

Minimum Investment[1]	$100,000	$10,000,000	$5,000

Net Expense Ratio[2]	1.62%[3]	1.35%[4]	2.00%[5]

Gross Expense Ratio[2]	1.62%	1.53%	2.12%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3Harding Loevner’s contractual agreement caps the Net Expense Ratio at 1.75% through February 28, 2023. The expense ratio (without cap) is applicable to investors; 4The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2023. Harding Loevner’s contractual agreement caps the net expense ratio at 1.35%. The Net Expense Ratio is applicable to investors; 5The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2023. Harding Loevner’s contractual agreement caps the net expense ratio at 2.00%. The Net Expense Ratio is applicable to investors.

In contrast, European stocks suffered the most from the war, due not only to concerns that hostilities could spread beyond Ukraine but also to its adverse economic impact on countries with strong trade and financial linkages with Russia. Kazakhstan was the worst-performing market in the region, down 42%. The market started plunging in January; when protests over the removal of a fuel price cap turned violent, President Kassym-Jomart Tokayev sought help from Russia, which sent in troops to restore order. In a concession to the protesters, Tokayev reinstated fuel price controls. Attempting to quiet broader grievances about the country’s yawning wealth disparities, he also issued a call for higher taxes on mining companies. But whatever social harmony he might have achieved was soon overwhelmed by the devastating impact of the war on Kazakhstan’s economy. Kazakhstan’s trade with Russia is around 11% of its GDP, and it also relies on Russia as a transit country for most foreign trade. As many of Kazakhstan’s trade partners sought to comply with Western sanctions and ceased shipping goods to Russian ports, Kazakh supply chains were thrown into disarray, its companies left scrambling for alternative trade routes through China or Latvia.

Sector performance in the six-month period was a tale of the competing effects of the meteoric rise in commodity prices and the inflationary pressures created, in part, by that rise. Energy and Materials each outperformed. But Health Care and especially Information Technology (IT), the two worst-performing sectors,

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Performance (% Total Return)

	For periods ended March 31, 2022							For periods ended April 30, 2022
	1	3	5	10	Since Inception*			1	3	5	10	Since Inception*
	Year	Years	Years	Years	May-08	Mar-17	Dec-10	Year	Years	Years	Years	May-08	Mar-17	Dec-10

Frontier EM Portfolio – Inst. Class I	4.89	1.45	2.68	3.00	-0.47			-1.32	-0.31	1.90	2.63	-0.69

Frontier EM Portfolio – Inst. Class II	5.22	1.71	2.97	–		3.34		-1.10	-0.05	2.18	–		2.66

Frontier EM Portfolio – Investor Class	4.41	1.03	2.31	2.62			1.04	-1.67	-0.65	1.56	2.24			0.76

MSCI Frontier Emerging Markets Index	11.58	2.07	3.25	2.70	–	3.57	1.67	2.21	-0.31	1.54	1.87	–	2.18	1.06

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class I, May 27, 2008. Inception of the Institutional Class II, March 1, 2017. Inception of the Investor Class, December 31, 2010. Index performance prior to December 2, 2008 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

suffered as equity investors increased the discount rates they use to value future cash flows, to the greater detriment of faster-growing companies whose cash flows lie farther in the future.

Style effects for the period favored cheaper, slower-growing, and lower-quality companies.

Performance Attribution

By sector, weak stocks in Financials detracted the most from relative returns. The poor performance of these holdings was often related in one form or another to the war. Halyk Savings Bank in Kazakhstan and Bank of Georgia plummeted even as each reported strong earnings. Commercial International Bank (CIB) also fell despite strong earnings, as the country’s central bank devalued the Egyptian pound in response to soaring food prices. (Egypt is the world’s largest importer of Ukrainian and Russian wheat.) Our overweight to the poorly performing IT sector was also a major detractor from performance. Stock selection in Real Estate sector helped performance. UAE-based Emaar Properties reported the highest property sales in the company’s history as its rebound from the troughs of the pandemic quickened. Demand has been so strong that Emaar was able to discontinue its flexible payment policy that allowed buyers to pay for properties even after ownership was transferred to them. The change will strengthen the company’s cash flow and financial position.

By region, our underweight to the strong Latin American market of Peru hurt returns. US-listed and Belarus-founded technology services company EPAM was another detractor. Nearly 60% of the company’s workforce is based in either Ukraine, Belarus, or Russia. While many employees are relocating, the disruption to its operations is considerable. Stock selection in Asia helped performance the most, particularly in Vietnam. Vietcombank (VCB) performed well on a combination of strong mortgage loan growth and widening net interest margins.

Perspective and Outlook

Russia’s invasion of Ukraine, and the West’s severe sanctions that followed, are the epitome of a black swan event—very difficult to predict but holding huge consequences. Russia and Ukraine are not part of the MSCI FEM Index or our Portfolio, and only two of our Portfolio holdings (EPAM and Krka) have significant direct business exposure to Russia and Ukraine. Nonetheless, we see two main impacts on broader FEMs. First, the geopolitical risk to countries like Kazakhstan, Poland, and Georgia, which have strong financial and trade ties with Russia, has risen. These countries are now grappling with disrupted trade logistics, lower remittance inflows, and a large influx of refugees. Their currencies also fell, although they have rebounded from the March lows. In the month following the invasion, the Kazakhstan tenge was down 13.4% against the US dollar, the Polish zloty 4.8%, and the Georgian lari 7.3%. Depending on the duration of the war, economic growth throughout the region could suffer.

The war has also affected commodity prices. Wheat and corn exports from Russia and Ukraine have been curtailed now that Black Sea ports are closed. Russia also accounts for 43% of the world’s production of palladium, 6% of aluminum, 17% of natural gas, and 12% of oil. Spot prices for all these commodities jumped, reflecting disruptions to supply and the building of inventories by users (and speculators) in anticipation of disruptions to come.

We are concerned that these food and energy shocks will place an especially large burden on FEMs given the composition of consumer spending in those markets. For example, the IMF estimates that food costs account for 40% of consumer spending in Sub-Saharan Africa, over twice the level in developed economies. This disproportionate impact on FEM households adds to the inflationary pressures from global supply chain disruptions that were present prior to the war. These will likely spur aggressive rate hikes by FEM central banks to support their currencies and keep consumer prices from spiraling out of control, which will retard the post-pandemic growth recovery

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in FEMs that finally got underway in recent months as their vaccination rates improved. Food and oil importing countries will face ballooning import bills that could badly erode their current account positions. This could affect the currencies of major FEMs such as Bangladesh, Pakistan, Egypt, Kenya, Vietnam, and the Philippines, making them even more susceptible to domestic inflation.

Some FEMs stand to benefit from the rising commodity prices. Latin America and the Gulf have seen a major lift due to their limited trade ties to Russia, geographical remove from the crisis, and high concentration of net commodity-exporting countries. But such regions are in the minority.

While the current crisis will likely slow many FEMs’ growth in the near term, it does not change FEMs’ long-term growth drivers in any fundamental way. They still benefit from distinctive qualities, especially their youthful populations and growing middle classes, which underpin their labor forces and domestic consumption. The emergence of an aspiring middle class is redirecting consumer behavior—so that households in places such as Philippines, Vietnam, and Saudi Arabia have the wherewithal to spend on discretionary categories and on services such as health care, laying new avenues for growth. We see a tremendous growth opportunity in banking; despite a relative lack of participation in the formal financial system, access to the internet has exploded in FEMs through the widespread adoption of smart phones. This has led to the emergence of some of the world’s pioneering payment platforms and super apps in FEMs, such as Kenya’s Safaricom and Kazakhstan’s Kaspi Bank, among other new digitally enabled businesses. Despite the tragedy visited upon Ukraine and its perturbation of the global economy, none of these long-term opportunities in FEMs are going away.

Portfolio Highlights

On the eve of the invasion, EPAM and Krka represented about 4% of the Portfolio.

EPAM is an IT services company, headquartered in Pennsylvania and US-listed but founded in Belarus. It delivers high-end software and digital solutions for its corporate clients, utilizing talent mostly based in FEMs, especially Eastern Europe. Before the war, 58% of its 53,000 employees were based in Russia, Ukraine, or Belarus. The conflict has obviously impacted the ability of EPAM’s employees to work effectively and disrupted the servicing of its clients. The company has already relocated some of its Ukrainian and Russian employees overseas and has seen good recovery in the productivity of relocated employees. With the US$1.2 billion in net cash it had available prior to the conflict, the company is also accelerating hiring across its other locations in Central Europe, Latin America, and India. The extent to which its near-term earnings will be affected is not yet clear. Nevertheless, given EPAM’s long-standing relationships with clients, the continued strong demand for IT services, and shortage of software engineers in developed countries, we expect it to survive this massive disruption. At EPAM’s current valuation, we believe we are being fairly compensated for the challenges and risks.

Krka is a Slovenian generic drug manufacturer with 6% of its sales in Ukraine and 21% in Russia. The sales and marketing-focused operation in Ukraine has been severely disrupted. The company has insurance to cover its trade receivables, so the money it is owed in Ukraine is protected. Another saving grace is that its Ukrainian sales are conducted in euros, minimizing currency risk. The situation for Krka’s Russian operations is the opposite. Its manufacturing and distribution within Russia has been unaffected; drugs are exempt from the Western sanctions and demand for its products remain high. But all transactions are conducted in rubles, a problem now that sanctions prevent counterparties from helping Krka hedge its currency risk. However, management estimates that its first-quarter sales in Russia will remain flat when compared to the same period last year. It is hard to predict what the long-term impact of the war on Krka’s Russian and Ukrainian businesses will be, but we believe the company is in a solid financial position to weather the crisis. It generates strong operating cash flows, has a cash balance of EUR€160 million (US$169 million), and no financial debt.

Portfolio Positioning (% Weight) at April 30, 2022

Sector	Portfolio	Benchmark[1]

Comm Services	5.7	8.0

Cons Discretionary	7.5	1.2

Cons Staples	12.2	6.6

Energy	5.1	4.9

Financials	35.3	37.3

Health Care	6.3	2.9

Industrials	6.2	13.7

Info Technology	7.5	0.1

Materials	4.3	9.1

Real Estate	8.1	12.7

Utilities	0.0	3.5

Cash	1.8	–

Geography	Portfolio	Benchmark[1]

Africa	19.4	15.5

Asia	39.9	46.9

Europe	11.6	13.4

Gulf States	9.5	6.3

Latin America	8.6	17.2

Middle East	0.0	0.7

Developed Markets Listed[2]	9.2	–

Cash	1.8	–

1MSCI Frontier Emerging Markets Index; 2Includes frontier or small emerging markets companies listed in developed markets.

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Besides the direct impact on EPAM and Krka, we are closely monitoring the secondary impact of the war and sanctions via financial and trade linkages as well as the impact of escalating commodity prices. Egypt has found itself in an especially vulnerable position as a major importer of wheat and oil from Russia and Ukraine. The country also receives a significant share of its tourists from Russia and Ukraine. With these issues threatening its current account, the Egyptian central bank hiked interest rates by 100bps and devalued the Egyptian pound by 14% against the US dollar to stem capital outflows from the country. However, we did not sell any of our holdings in Egypt, as the stock market anticipated the currency impact of the war. Two weeks before the March 21 currency devaluation, the global depositary receipt of our Egyptian banking holding CIB, which is traded on the London Stock Exchange in US dollars, was already trading at a 14% discount to its ordinary shares priced in Egyptian pounds. But the bank’s attractive valuation, and its track record navigating Egypt’s periodic upheavals, provides a margin of comfort. During the last major Egyptian currency devaluation in 2016, the bank managed the crisis better than peers and emerged in a stronger competitive position; we expect a similar outcome this time.

Periods of uncertainty and fear create opportunities to buy superior companies at valuations more attractive than usual. An example is our purchase of Lithuania-based Baltic Classifieds (BCG). BCG operates 12 online classified advertising portals across Lithuania, Estonia, and Latvia. BCG’s platforms are bolstered by powerful network effects that create barriers to entry for possible competitors. As portals in the Baltics are relatively cheap, management sees room to increase fees gradually for many years before they reach prevailing European levels, while also growing volumes through the addition of ancillary products that connect users with finance companies that pay Baltic for the leads. The company’s share price fell in half due to concerns over Russian aggression, which allowed us to buy it at a price below that which justified our expectations of future growth.

MSCI Index Changes

MSCI implemented changes to our benchmark, the Frontier Emerging Markets Index, on November 30. Argentina was downgraded from small EM to standalone status due to capital controls in place in the country. Pakistan was also downgraded from small EM to frontier status due to low trading volume. These changes will not impact how we manage our Portfolio but has increased its tracking error against the benchmark. The main sectoral change to the Index is a large reduction in the weight of IT, from about 6% to less than 1%, after Globant was removed along with other Argentinian shares. As a result, IT is now our Portfolio’s largest overweight by sector.

Ten Largest Holdings by Weight at April 30, 2022

Company	Sector	Market	%

Emaar Properties	Real Estate	United Arab Emirates	4.5

Vietcombank	Financials	Vietnam	4.2

Ecopetrol	Energy	Colombia	3.9

Hoa Phat Group	Materials	Vietnam	3.6

SM Prime Holdings	Real Estate	Philippines	3.6

Bancolombia	Financials	Colombia	3.6

Banca Transilvania	Financials	Romania	3.5

Globant	Info Technology	US	3.5

Bank Central Asia	Financials	Indonesia	3.4

Safaricom	Comm Services	Kenya	3.4

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

23

Global Equity Research Portfolio
Institutional Investors: HLRGX

Portfolio Management Team

Edmund Bellord

Portfolio Manager

Moon Surana, CFA

Portfolio Manager

Fund Facts at April 30, 2022

Total Net Assets	$8.1M

Sales Charge	None

Number of Holdings	314

Turnover (5 Yr. Avg.)	43%

Dividend Policy	Annual

Institutional Investors

Ticker	HLRGX

CUSIP	412295792

Inception Date	12/19/2016

Minimum Investment[1]	$100,000

Net Expense Ratio[2]	0.80%[3]

Gross Expense Ratio[2]	1.73%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2023. Harding Loevner’s contractual agreement caps the net expense ratio at 0.80%. The Net Expense Ratio is applicable to investors.

Performance Summary

The Global Equity Research Portfolio Institutional Class declined 17.29%, net of fees and expenses, in the six-month period ended April 30, 2022. The Portfolio’s benchmark, the MSCI All Country World Index, declined 11.63% (net of source taxes).

Market Review

Stock markets fell sharply during the period as the confluence of several macroeconomic events battered share prices.

In November, consumer price inflation in the US reached its highest rate since 1982, leading the US Federal Reserve to signal several interest rate hikes and an imminent end to its bond buying program. Other central banks moved even more quickly: the Bank of England raised its main interest rate and the European Central Bank announced it would end its bond buying program. At the same time, just as supply chain bottlenecks showed signs of easing, the emergence of Omicron threatened to upend the progress and reintroduce global lockdowns. Chinese officials, aiming for zero transmission, pursued the most stringent lockdown policies—further hampering economic growth that had already been stalled amid a slowdown in construction spending after several heavily indebted property developers, including the gargantuan Evergrande, defaulted on bond payments.

Investors barely had time to digest these events when, in February, Russia commenced its invasion of Ukraine. The reaction by Western governments was swift and emphatic as they sought to tread a delicate balance between punishing Russian aggression and avoiding an escalating military conflict. The US and its allies enacted crippling economic sanctions against Russia, including freezing a significant share of the Russian central bank reserve assets, cutting off many of the country’s banks from the SWIFT global financial messaging system, and outlawing the export of a variety of industrial and luxury goods. The sanctions initially led to a collapse in the ruble, while the Moscow stock exchange closed for almost a month before re-opening for domestic investors only. With foreign investors effectively unable to trade, major market index providers expunged all Russian securities from their indexes.

Prices for a wide range of commodities for which Russia is a major producer—including oil, gas, grains, and metals—surged on fears of disruption, prompting billions of US dollars in margin calls to cover futures positions. Headline inflation, which had already been rising rapidly around the world prior to the invasion, received a fillip from the shock to energy and food supplies stemming from the war, increasing the pressure on central banks to tighten monetary policy. In March, the US Fed did just that, raising interest rates for the first time in three years and signaling as many as seven additional hikes in 2022, causing stocks to retreat further as investors feared efforts to tame inflation may cause a recession.

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Performance (% Total Return)

	For periods ended March 31, 2022				For periods ended April 30, 2022

	1 Year	3 Years	5 Years	Since Inception*	1 Year	3 Years	5 Years	Since Inception*

Global Equity Research Portfolio – Inst. Class	-1.33	10.88	11.48	12.39	-12.43	6.41	9.19	10.40

MSCI All Country World Index	7.28	13.75	11.64	12.37	-5.44	9.41	9.46	10.44

Returns are annualized for periods greater than 1 year. *Inception date: December 19, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

On a sector basis, Energy performed strongly, reflecting the meteoric rise in commodity prices caused by supply shocks from war and sanctions. Utilities and Consumer Staples were the only other sectors to eke out gains. Consumer Discretionary and Communication Services performed the worst; the former was impacted by slumping consumer confidence in the wake of the rapid rise in inflation, while the latter—largely comprised of highly priced growth stocks—was impacted by central bank efforts to tame inflation.

Geographically, all major regions declined. The eurozone was most impacted as sanctions against Russia served to compound the difficulties of countries already grappling with mounting inflation. Japanese stocks also lagged, with supply chain issues emanating out of China and other economic concerns weighing on the market. Emerging Markets also performed poorly, largely due to Russia and China—the latter of which faced an economic slowdown aggravated by difficulties in maintaining its zero-COVID policy, sweeping regulatory actions, and the government’s attempts to slowly deflate its colossal real estate bubble.

Style factors played a significant role: the most highly priced shares suffered throughout, first from the regulatory mauling of many Chinese growth leaders, and then from a reassessment of discount rates in the face of rising inflation. Similarly, the fastest-growing stocks significantly underperformed their slowest-growing peers. There was no clear effect by quality as both the highest- and lowest-quality stocks underperformed.

Performance Attribution

The Portfolio’s concentration in expensive stocks, a hazard of our commitment to investing in the stocks of high-quality rapidly growing businesses, hurt relative performance in a period during which investors fled from richly priced and fast-growing companies. The Portfolio’ skew toward expensive companies cost about 70 basis points of relative performance. Our parallel emphasis on quality provided no defense and cost the Portfolio an additional 10 basis points. A modest amount of our underperformance—50 basis points—is directly attributable to our preference for growth businesses.

The rest of the Portfolio underperformance (about 400 basis points) was due to negative stock selection across sectors and geographies. On a sector basis, weak stocks in Health Care and Industrials detracted during the period. In Health Care, Chinese biological pharmaceuticals manufacturer WuXi Biologics declined as Chinese health regulators tightened the standards for approving new oncology drugs. Additionally, the company was placed on a US “unverified list” of foreign importers in February, due to COVID-19 restrictions preventing US Commerce Department inspectors from undertaking routine examinations of the country’s manufacturing facilities to confirm civilian use of US-made equipment. In Industrials, Japanese electric power tools manufacturer Makita detracted as the company suffered from higher shipping costs and exposure to Eastern Europe.

On a geographic basis, the value destruction stemming from our four Russian holdings—Sberbank, Lukoil, Novatek, and Yandex—turned out to have a relatively modest impact on performance, costing us around 50 basis points. Weak stocks in Japan, Europe outside of the eurozone (Switzerland and the UK), and the US accounted for a majority of underperformance. In Japan, furniture company NITORI faced rising materials and logistics costs, alongside a weaker yen. Swiss laboratory instruments producer Tecan Group reported disappointing 2021 revenue and projected revenue growth below expectations. US bank SVB Financial declined as investors feared the impact a potential economic downturn would have on loan growth for startup activity.

Perspective and Outlook

The performance of our strategy has been poor throughout the period, a six-month span in which value stocks have trounced growth stocks.

In retrospect, we were too sanguine about the near-term course of inflation, and the extent to which the risk that inflation expectations would become entrenched would rise. We expected surging demand for consumer durables to revert to trend and supply chains to normalize as economies reopened from COVID-19 constraints. But ongoing bottlenecks,

25

such as congestion at US ports, now exacerbated by lockdowns in China’s industrial hubs and commodity supply shocks emanating from the Ukrainian conflict, have led to prolonged shortages of key components and finished goods across many industries. The effects of sustained price pressures on monetary policy and concerns for its prospective impact on economic growth have raised equity discount rates and lowered general growth expectations, leading to severe underperformance of the fastest-growing quintile of the market—the cohort from which we’ve drawn a large portion of our Portfolio, which also meant a large helping of the most expensive quintile (as measured by our composite valuation rankings).

If we’d had better macroeconomic foresight or were less convinced of the through-the-cycle earnings power of our fastest-growing companies, we might have reduced our exposure even more to the most expensive of them. Too late for that, at this point we are contending with the market’s massive style shift in the midst of rising inflation and discount rates, regulatory uncertainty, and disrupted supply chains, all against a backdrop of nascent fears of an economic slowdown.

However, for many of our holdings, most of the specific blemishes that marred their shares are likely to be transient; the companies’ long-term prospects remain bright while the sell-off has left their shares more attractively priced. PayPal is admittedly at a crossroads with its still-untested strategy of focusing on deepening existing user relationships instead of growing e-commerce commissions off new users; but, at its current price, we are prepared to wait a while longer to gauge if it can succeed. With Meta Platforms (Facebook), we think it is only a matter of time before the company’s heavy investments in proprietary ad targeting tools and the next generation of web experiences launch the next growth phase. Other examples include Align, which remains among the fastest growing and most innovative companies in consumer health, and Japanese healthcare company Sysmex, which—in addition to its promising Alzheimer’s test—is already using its early-disease-detection systems to help doctors diagnose and better treat many types of cancers far earlier in the diseases’ progression.

Over the last 20 years we’ve experienced four other episodes when our quality-growth style has significantly underperformed. The most recent was in December 2018 when the Trump trade war and rising interest rates delivered a shock remarkably similar to the one experienced today and which also contributed to a broad retreat from highly priced growth shares. It’s too soon to tell if the current hiking cycle will prove equally short-lived, but what does seem clear is that the ability of economic activity to withstand higher interest rates has been progressively lowered over time. That said, given today’s potent mix of macroeconomic and geopolitical uncertainties, investors are facing an unusually wide range of potential outcomes. In a scenario of continued high inflation and sharply rising interest rates, shares of quality-growth companies will probably continue to lag the market; but, should inflation moderate and economic growth revert to a more tepid pace, we would expect to see a reversal of their recent underperformance as the market embraces companies growing their earnings faster than average. In the face of this uncertainty, we do what we have done for the last two decades: construct a diversified Portfolio of high-quality growth companies by taking advantage of the most attractive valuations as they emerge.

Portfolio Highlights

The holdings in the Portfolio are directly determined from the universe of companies that are our analysts have rated buy. We ended the period with 314 holdings. The Portfolio’s profile changed significantly in large part due to the value destruction of our Russian holdings. By sector, the largest change was the drop in our Energy weight, due to the write-down of Russian holdings Lukoil and Novatek. The Portfolio is currently more than 200bps underweight to Energy. By region, Japan saw the largest drop in its relative weight, with other regions staying roughly the same.

Portfolio Positioning (% Weight) at April 30, 2022

Sector	Portfolio	Benchmark[1]

Comm Services	4.9	7.7

Cons Discretionary	11.8	11.3

Cons Staples	5.5	7.5

Energy	2.6	4.7

Financials	14.4	14.5

Health Care	18.8	12.3

Industrials	14.4	9.4

Info Technology	19.2	21.6

Materials	5.2	5.1

Real Estate	0.8	2.9

Utilities	1.0	3.0

Cash	1.4	–

Geography	Portfolio	Benchmark[1]

Canada	1.7	3.2

Emerging Markets	21.6	11.3

Europe EMU	12.3	7.8

Europe ex-EMU	11.6	8.2

Frontier Markets[2]	1.0	–

Japan	7.2	5.4

Middle East	0.3	0.2

Pacific ex-Japan	3.1	3.2

United States	39.8	60.7

Cash	1.4	–

1MSCI All Country World Index; 2Includes countries with less-developed markets outside the Index.

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Given our long investment horizon, we tend to be patient when companies we own encounter operational issues that appear to be transient, but our scrutiny of the investment thesis will be heightened. This was the case for many of our Consumer Staples holdings during the period. We’ve been watching for signs of a turnaround at Henkel, German chemical company under its new management team. Their repeated failures to deliver on either organic revenue growth or margin expansion finally led us to conclude that the company is unlikely to resume growing, so we sold our shares. We also sold Japanese disposable hygiene and household products maker Unicharm, Indian conglomerate Godrej, and Indian consumer good multinational Marico after the analysts downgraded the companies due to their high valuations. Grupo Nutresa, a Columbian food processor, was similarly downgraded after multiple takeover bids led to a surge in its share price.

In Consumer Discretionary, notable purchases included Pool Corp and MercadoLibre (MELI). Pool Corp is the largest US wholesale distributor of swimming pool supplies, equipment, and related products, with a residential pool market share of close to one half. As a dominant distributor, the company has benefitted from work-from-home-induced trends in consumer spending on residential pools, and it is likely to benefit from more secular trends as the US population increasingly shifts south. MELI is a leading ecommerce platform operating in 18 countries in Latin America. It offers multiple integrated e-commerce and digital payment services in a region where online penetration remains low, and a large portion of the population does not have bank accounts. MELI bridges the gap between merchants and their diverse consumers with a unified platform that enables both offline and online commerce, credit, and logistics services.

The Portfolio also made new purchases in Industrials, among which was North American salvage vehicle auctions market Copart. The company is one of the two dominant salvage vehicle auction markets in North America. It has decades-long relationships with major insurance companies and access to salvage yards in proximity to all US metropolitan areas, both of which give it major advantages in scale. Another purchase in industrials, Rockwell Automation, is a US provider of industrial automation services. Through its investment several years ago in PTC Inc, a firm with strong capabilities in augmented reality and visualization tools, Rockwell has been able to develop a software platform that can integrate data from separate business segments and generate a real-time digital picture of operations for managers. The company is a chief enabler and beneficiary of the trend in manufacturers looking toward automation.

China was the region with the largest increase in weight due to position changes. Among our new holdings in the region was CATL, a battery manufacturer and technology company. It is the country’s largest producer of electric vehicle (EV) batteries. Its proximity to China’s deep EV supply chain gives a significant cost advantage to global rivals; CATL is well-positioned to benefit from the ongoing acceleration in EV adoption both inside and outside China with its planned capacity expansion.

Ten Largest Holdings by Weight at April 30, 2022

Company	Sector	Market	%

AbbVie	Health Care	US	1.2

Gartner	Info Technology	US	1.1

Thermo Fisher Scientific	Health Care	US	1.1

UnitedHealth Group	Health Care	US	1.1

Vertex Pharmaceuticals	Health Care	US	1.0

OCBC Bank	Financials	Singapore	1.0

Bristol-Myers Squibb	Health Care	US	1.0

Microsoft	Info Technology	US	1.0

Manulife Financial	Financials	Canada	1.0

Alphabet	Comm Services	US	1.0

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

27

International Equity Research Portfolio
Institutional Investors: HLIRX

Portfolio Management Team

Edmund Bellord

Portfolio Manager

Moon Surana, CFA

Portfolio Manager

Fund Facts at April 30, 2022

Total Net Assets	$12.1M

Sales Charge	None

Number of Holdings	221

Turnover (5 Yr. Avg.)	44%

Dividend Policy	Annual

Institutional Investors

Ticker	HLIRX

CUSIP	412295826

Inception Date	12/17/2015

Minimum Investment[1]	$100,000

Net Expense Ratio[2]	0.75%[3]

Gross Expense Ratio[2]	1.43%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2023. Harding Loevner’s contractual agreement caps the net expense ratio at 0.75%. The Net Expense Ratio is applicable to investors.

Performance Summary

For the International Equity Research Portfolio, the Institutional Class declined 18.66% (net of fees and expenses) in the six-month period ended April 30, 2022. The Portfolio’s benchmark, the MSCI All Country World ex-US Index, declined 11.87% (net of source taxes).

Market Review

Stock markets fell sharply during the period as the confluence of several macroeconomic events battered share prices.

In November, consumer price inflation in the US reached its highest rate since 1982, leading the US Federal Reserve to signal several interest rate hikes and an imminent end to its bond buying program. Other central banks moved even more quickly: the Bank of England raised its main interest rate and the European Central Bank announced it would end its bond buying program. At the same time, just as supply chain bottlenecks showed signs of easing, the emergence of Omicron threatened to upend the progress and reintroduce global lockdowns. Chinese officials, aiming for zero transmission, pursued the most stringent lockdown policies—further hampering economic growth that had already been stalled amid a slowdown in construction spending after several heavily indebted property developers, including the gargantuan Evergrande, defaulted on bond payments.

Investors barely had time to digest these events when, in February, Russia commenced its invasion of Ukraine. The reaction by Western governments was swift and emphatic as they sought to tread a delicate balance between punishing Russian aggression and avoiding an escalating military conflict. The US and its allies enacted crippling economic sanctions against Russia, including freezing a significant share of the Russian central bank reserve assets, cutting off many of the country’s banks from the SWIFT global financial messaging system, and outlawing the export of a variety of industrial and luxury goods. The sanctions initially led to a collapse in the ruble, while the Moscow stock exchange closed for almost a month before re-opening for domestic investors only. With foreign investors effectively unable to trade, major market index providers expunged all Russian securities from their indexes.

Prices for a wide range of commodities for which Russia is a major producer—including oil, gas, grains, and metals—surged on fears of disruption, prompting billions of US dollars in margin calls to cover futures positions. Headline inflation, which had already been rising rapidly around the world prior to the invasion, received a fillip from the shock to energy and food supplies stemming from the war, increasing the pressure on central banks to tighten monetary policy. In March, the US Fed did just that, raising interest rates for the first time in three years and signaling as many as seven additional hikes in 2022, causing stocks to retreat further as investors feared efforts to tame inflation may cause a recession.

On a sector basis, only Energy was able to eke out modest gains during the period, reflecting the meteoric rise in commodity prices caused by supply shocks from war and sanctions. Consumer Discretionary and Information Technology (IT) performed the worst; the former was impacted by slumping

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Performance (% Total Return)

	For periods ended March 31, 2022				For periods ended April 30, 2022

	1 Year	3 Years	5 Years	Since Inception*	1 Year	3 Years	5 Years	Since Inception*

Intl. Equity Research Portfolio – Inst. Class	-7.42	6.27	6.63	8.13	-17.26	2.08	4.28	6.62

MSCI All Country World ex-US Index	-1.48	7.51	6.76	7.48	-10.31	4.30	4.94	6.29

Returns are annualized for periods greater than 1 year. *Inception date: December 17, 2015.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

consumer confidence in the wake of the rapid rise in inflation, while the latter—largely comprised of highly priced growth stocks—was impacted by central bank efforts to tame inflation.

Geographically, all major regions declined. The eurozone was most impacted as sanctions against Russia served to compound the difficulties of countries already grappling with mounting inflation. Emerging Markets also performed poorly, largely due to Russia and China—the latter of which faced an economic slowdown aggravated by difficulties in maintaining its zero-COVID policy, sweeping regulatory actions, and the government’s attempts to slowly deflate its colossal real estate bubble.

Style factors played a significant role: the most highly priced shares suffered throughout, first from the regulatory mauling of many Chinese growth leaders, and then from a reassessment of discount rates in the face of rising inflation. Similarly, the fastest-growing stocks significantly underperformed their slowest-growing peers. There was no clear effect by quality as both the highest- and lowest-quality stocks performed similar to the average.

Performance Attribution

In a period during which investors fled from richly priced, high-quality growth companies, it should come as no surprise that, whether viewed through the lens of sector or geographic attribution, our portfolio underperformed within most sectors and most regions. More surprisingly, perhaps, is that the value destruction stemming from our four Russian holdings—Sberbank, Lukoil, Novatek, and Yandex—turned out to be a relatively small impact with a portfolio of over 200 holdings, costing us 29 basis points.

A more informative parsing of returns comes from viewing them according to how they relate to rankings of growth, quality, and valuation. Viewed through the lens of growth, our efforts to resist a skew towards the most expensive members of the faster-growing quintiles of the market meant that only a modest amount of our underperformance, just over 85 basis points, is attributable to our preference for growth businesses. The rest, like sector or regional attribution, comes across as poor stocks within the different quintiles of growth. Similarly, our emphasis on the highest-quality companies (half the portfolio is sourced from the top two quintiles of our quality rankings) detracted only 10 basis points from relative performance. Nevertheless, however much we’ve steadily reduced holdings of highly priced stocks, the portfolio remains skewed toward the expensive end of the market, and that skew cost about 120 basis points of relative performance.

On a sector basis, weak stocks in Health Care and Industrials detracted the most during the period. In Health Care, Japanese healthcare company Sysmex tumbled after it reported issues with its largest distributor in China as well as disappointing sales in China stemming from the country’s “Buy China” policy initiative. In Industrials, Japanese electric power tools manufacturer Makita detracted as higher shipping costs, currency headwinds (a large percentage of revenue is in euros, which weakened against the dollar), and exposure to Eastern Europe (which has been negatively impacted by the war in Ukraine) all weighed on shares.

On a geographic basis, weak stocks in Japan detracted the most. In addition to Sysmex and Makita, furniture company NITORI declined as it faced rising materials and logistics costs, alongside a weaker yen. Stocks in Europe outside the eurozone also detracted; Swedish manufacturer of specialty heat-transfer, centrifugal-separation, and fluid-handling products Alfa Laval experienced shrinking margins due to weakness in its marine division, where the company cancelled Russian orders for ship equipment following the invasion of Ukraine.

Perspective and Outlook

We’ve owned shares in Sberbank, Lukoil, Novatek, and Yandex for several years with the view that while a grasping and ruthless government posed political risks, companies able to navigate those risks and build sound growing businesses that deliver highly valued products and services to their customers could nevertheless generate strong business results. Due to fears of the Russian state’s confiscatory tendencies and corporate governance risks more generally, shares in these companies traded at a discount relative to their global peers, which could lead to strong returns for intrepid investors. Additionally, these political risks bore almost no correlation to other risks embedded in our portfolio. In an investment climate

29

where most fast-growing, resilient businesses commanded historically high valuations, Russian shares offered a tempting mix of diversification and inexpensive growth.

In the end, it wasn’t the corporate governance or expropriation risks that proved our undoing, nor even the brutal and unexpected invasion itself. Instead, it was the resulting broad social revulsion in most developed democracies, which united previously divided or reluctant actors, calling down a ferocious firestorm of nearly inconceivable official and private actions targeting the Russian economy, and in the process also rendering Russian investments held by private Western bystanders effectively worthless. If anything, the episode will have alerted skeptics to the potency of seemingly remote investment risks, including social ones.

But we must stress that the Russian invasion and the West’s financially fierce response, as dramatic as they are, have merely accelerated the style headwinds we’ve been facing in recent months, as investors retreat from high-priced stocks. Well before the Ukraine crisis, headline inflation had been rising almost everywhere and intruding on the discount rates used to value shares. The energy and food shocks emanating from the conflict and consequent sanctions have supercharged the existing trends for expected inflation, bond yields, and equity discount rates, and the prospects for tighter monetary policies to combat the rise in prices. These trends have the largest effects on the present value (and therefore the current price) of distant future earnings—and thus pointedly on the price of growth stocks whose expected cash flows lie far in the future.

The monetary policy tightening now underway by central banks is intended to dampen speculative or less productive demand for goods, services, and assets by raising borrowing costs. But those policies, when combined with the demand destruction likely to emanate from soaring food and energy prices, may contain the seeds of their own reversal. If consumer and producer confidence take more than a temporary hit from the war in Ukraine and its ramifications, a recession—either in Europe or more globally—could conspire to reduce the inflationary impulse from COVID-19 re-openings and offset some of the need for monetary tightening. We’re not in the business of making such forecasts but, were that scenario to unfold, it’s possible that the headwinds for our quality/growth investment style would abate.

Much has been written recently about “the end of globalization” being another result of the war in Ukraine, and about the reluctance of some large countries—notably China and India—to sign onto the sanctions imposed by Western and Asian-Pacific governments. We, like many observers, worry that China, ostensibly aiming to be neutral, might risk some consequences by facilitating sanctions workarounds for Russia, and misjudge the West’s resolve. The economic disincentives would appear to work against the possibility. China’s total trade with Russia in 2020 was around a tenth of its US$1.4 trillion trade with the US and Europe. Given China’s flagging growth as it manages its deflating property market—a multi-year prospect, if previous property bubbles are anything to go by—and its stated priority to improve “common prosperity” for its people, the last thing it’s likely to want is to impair its access to the global trading system and court rejection by its largest customers.

While risks of unforeseen consequences arising from the Ukraine conflict are high, on this front we are cautiously optimistic that China will work hard to maintain its neutrality in a credible way, as it is a huge beneficiary of trade with the rest of the world, especially the rich developed nations. We think it likely that China, along with India, will continue to buy oil and gas from Russia, and do not expect that fact to alter China’s trade relations with the West much. Nevertheless, we must contemplate that our optimism is misplaced on the importance of membership in the global network of exchange. If our central and optimistic case is wrong, then we’d need to greatly modify our views of which companies in our opportunity set will face new barriers to profitable growth, and which might stand to benefit from a further receding of globalization. We’d expect such a world to be less efficient—as the cold logic of comparative advantage is demoted as a determinant of which goods or services are produced and where—and less prosperous, since exploiting comparative advantage is a cornerstone of wealth creation.

Portfolio Positioning (%) at April 30, 2022

Sector	Portfolio	Benchmark[1]

Comm Services	5.1	6.3

Cons Discretionary	11.8	11.0

Cons Staples	7.3	8.8

Energy	2.1	5.7

Financials	17.1	20.4

Health Care	11.4	9.6

Industrials	20.2	12.0

Info Technology	14.2	11.6

Materials	5.8	8.8

Real Estate	1.7	2.5

Utilities	0.9	3.3

Cash	2.4	–

Geography	Portfolio	Benchmark[1]

Canada	2.0	8.2

Emerging Markets	31.6	28.8

Europe EMU	21.7	19.7

Europe ex-EMU	19.4	21.0

Frontier Markets[2]	1.3	–

Japan	14.9	13.7

Middle East	0.3	0.5

Pacific ex-Japan	6.4	8.1

Cash	2.4	–

1MSCI All Country World ex-US Index; 2Includes countries with less-developed markets outside the Index.

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Portfolio Highlights

The International Equity Research Portfolio’s holdings follow analysts’ recommendations from Harding Loevner’s collection of researched companies. We ended the period with 221 holdings. By sector, the portfolio’s exposure in Consumer Staples declined the most and its exposure to IT increased the most, both due largely to analyst recommendations. By region, our exposure in Europe outside the eurozone declined the most, due to both analyst recommendations and market movements. Our exposure in Japan increased the most, due to analyst recommendations.

Given our long investment horizon we tend to be patient when companies we own encounter operational issues that appear to be transient, but our scrutiny of the investment thesis will be heightened. This was the case for many of our Consumer Staples holdings during the period. We’ve been watching for signs of a turnaround at Henkel, German chemical company under its new management team. Their repeated failures to deliver on either organic revenue growth or margin expansion finally led us to conclude that the company is unlikely to resume growing, so we sold our shares. Unilever Indonesia is another previously growing business that grew complacent. Its failure to reinvest in its business has resulted in a loss of market share that threatens its longer-term growth and led to our exit. We also sold Japanese disposable hygiene and household products maker Unicharm, Indian conglomerate Godrej, and Indian consumer good multinational Marico after the analysts downgraded the companies due to their high valuations. Grupo Nutresa, a Columbian food processor, was similarly downgraded after multiple takeover bids led to a surge in its share price.

In IT, we purchased LONGi, newly added to our research universe. LONGi is the world’s largest and most vertically integrated supplier of solar power equipment, with market-leading technology and one of the lowest costs of production. The company is well positioned to benefit from the accelerated adoption of solar power necessary to meet emission reduction targets over the coming decades. We also purchased StarPower, the largest Chinese maker of power modules for managing energy distribution in industrial robots, home appliances, and, increasingly, electric vehicles. It is a frontrunner in silicon carbide technology, a more energy-efficient future replacement of the insulated-gate bipolar transistors (IGBTs) which have long been the core output-switch technology used in high-voltage high-current applications. Our analyst expects the company to gain share from its developed market competitors by offering lower prices in combination with customized service provided by its China-based engineering staff.

In Europe outside the eurozone, several sales reduced our exposure. We sold Swiss drug manufacturer Vifor Pharma and UK-based provider of subscription-based home repair memberships HomeServe after analyst downgrades. Additionally, we sold UK-based assurance, inspection, product testing, and certification company Intertek Group after it was unrated following analyst Shali Zhu’s departure.

Ten Largest Holdings by Weight at April 30, 2022

Company	Sector	Market	%

DBS Group	Financials	Singapore	1.2

Royal Dutch Shell	Energy	United Kingdom	1.1

BHP	Materials	Australia	1.1

ASM Pacific Technology	Info Technology	Hong Kong	1.0

Rio Tinto	Materials	United Kingdom	1.0

Alcon	Health Care	Switzerland	1.0

Chugai Pharmaceutical	Health Care	Japan	1.0

Air Liquide	Materials	France	1.0

Couche-Tard	Cons Staples	Canada	1.0

OCBC Bank	Financials	Singapore	1.0

Our exposure to Japan increased as one of our associate analysts, Japan specialist Takayuki Hayano, CFA, was promoted to an analyst role, making his recommendations eligible for the strategy. We purchased employee outsourcing company UT Group, job recruiter and human resources company Recruit, and Daifuku, a leading provider of automated material handling solutions. We also added to some of our existing Japanese holdings, MISUMI Group, Makita, and Fast Retailing, the owner of Uniqlo, among other brands.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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Emerging Markets Research Portfolio
Institutional Investors: HLREX

Portfolio Management Team

Edmund Bellord

Portfolio Manager

Moon Surana, CFA

Portfolio Manager

Fund Facts at April 30, 2022

Total Net Assets	$7.2M

Sales Charge	None

Number of Holdings	126

Turnover (5 Yr. Avg.)	56%

Dividend Policy	Annual

Institutional Investors

Ticker	HLREX

CUSIP	412295776

Inception Date	12/19/2016

Minimum Investment[1]	$100,000

Net Expense Ratio[2]	1.15%[3]

Gross Expense Ratio[2]	2.28%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2023. Harding Loevner’s contractual agreement caps the net expense ratio at 1.15%. The Net Expense Ratio is applicable to investors.

Performance Summary

For the Emerging Markets Research Portfolio, the Institutional Class fell 19.10% (net of fees and expenses) in the six-month period ended April 30, 2022. The Portfolios’ benchmark, the MSCI Emerging + Frontier Markets Index, fell 14.14% (net of source taxes).

Market Review

Emerging Markets (EMs) began the fiscal year by drifting lower as uncertainty over the trajectory of global inflation and a deceleration in Chinese economic growth quelled investors’ appetite for EM assets. EMs also faced headwinds from expectations the US Federal Reserve would start raising rates to combat rising inflation. The Fed indeed hiked rates 0.25% in March—the first increase since the start of the pandemic in 2020—and primed the market for a subsequent 0.50% increase (which occurred in May). Meanwhile, monetary policy across EMs has been bifurcated. Most EM central banks in the Americas, Europe, and Africa have been ahead of the Fed in raising rates, and they continued to tighten further. Asian central banks, however, have been taking a less hawkish stance. China, notably, continued to ease monetary policy to stimulate economic growth.

EMs fell sharply starting in late February when Russia launched its deadly and destructive invasion of Ukraine. The reaction by Western governments was swift and emphatic, with the implementation of crippling economic sanctions against Russia. The sanctions initially led to a collapse in the ruble, while the Moscow stock exchange closed for almost a month before re-opening for domestic investors only. With foreign investors effectively unable to trade, major market index providers expunged all Russian securities from their indexes.

As a result of the uncertainty around the war, European stocks with material businesses in, or trade linkages to, Russia or Ukraine sold off, as well as stocks in markets closest to the conflict. However, markets across Latin America and the Middle East, as well as South Africa, benefited from the sharp rise in energy and commodity prices caused by the conflict. Crude prices nearly reached US$135 before settling above US$100 as OPEC eschewed requests to increase production; grain prices spiked, as did Russian-sourced metals like palladium and nickel.

As war broke out in Europe, China’s economy continued to falter due to a confluence of several factors, including the country’s worst COVID-19 outbreak and continued weakening of the property sector. The government’s zero-COVID policy meant the rising case count in Shanghai and other major cities led to large-scale lockdowns and strict containment measures in key commercial areas. As a result, the nascent recovery in China’s services sector has been stymied, and factories have been temporarily shuttered, exacerbating global supply chain issues. Vice Premier Liu He sent out some positive signals, however, reaffirming the government’s focus on solving the crisis in the beleaguered real estate sector and supporting economic growth and capital markets ahead of the National Party Congress in October.

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Performance (% Total Return)

	For periods ended March 31, 2022				For periods ended April 30, 2022

	1 Year	3 Years	5 Years	Since Inception*	1 Year	3 Years	5 Years	Since Inception*

Emerging Markets Research Portfolio – Inst. Class	-13.38	3.02	5.17	7.20	-21.08	-0.84	2.91	5.37

MSCI Emerging + Frontier Markets Index	-11.17	4.95	5.95	8.12	-18.15	2.29	4.31	6.86

Returns are annualized for periods greater than 1 year. *Inception date: December 19, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

The high-growth sectors Consumer Discretionary and Health Care, were the worst performers in the trailing six months. Despite elevated oil and gas prices, Energy was also weak, dragged down by the vaporization of all value in Russian energy stocks, even as other energy stocks were among the top-performing. Financials outperformed as banks and stock exchanges in commodity-exporting countries rallied due to the boon to fiscal accounts and the outlook for economic growth. The rising interest rate environment is also beneficial for most EM banks, helping boost net interest margins and earnings growth.

The style preference in EMs trended toward value stocks and away from growth stocks trading at higher multiples, a consequence of the shift to higher interest rates in the US and many EMs.

Performance Attribution

The Portfolio’s heavy absolute loss and underperformance were primarily due to our direct holdings in Russia: Lukoil and Novatek in Energy, Sberbank in Financials, and Yandex in Communication Services. We began the fiscal year overweight Russia by 200 basis points (bps). As the invasion of Ukraine unfolded, we marked the value of our Russian positions, which had stood at nearly 5.0% of the Portfolio at the end of January, down to zero on March 7, the point at which these US- and UK-listed shares became untradeable because of Western sanctions and actions taken by stock exchanges and brokers to avoid any possibility of entanglement. The losses in Russia accounted for about 200 bps—over half—of our total underperformance.

Beyond Russia, the notable detractors from relative returns were weak stock selection in South Korea, Taiwan, and Brazil, where growth stocks generally lagged. In South Korea, shares of game producer NCSOFT fell as an industry-wide increase in labor costs and higher marketing spend to support new game launches hurt operating margins. Near term revenue growth expectations were also pushed out as the company announced delays in the release of new games. Taiwan-listed power-management chip designer Silergy underperformed on concerns that chip-manufacturing capacity constraints could increase the company’s costs as well as worries that semiconductor demand had peaked. In Brazil, higher interest rates dampened consumer purchasing, hurting the omnichannel (online and offline) retailer

Magazine Luiza whose prolific sales growth during the e-commerce boom of 2020 set a challenging reference for near-term comparisons. The Portfolio’s large overweight in commodity-exporting countries in Latin America, especially Brazil and Mexico, was helpful this period.

By sector, the wipe out of our Russian and Russia-related holdings appeared as severe negative stock selection across Energy (Novatek and Lukoil), Communication Services (Yandex), and Financials (Sberbank). In Financials, the heavy drag from Sberbank was partly counterbalanced by strong contributions from companies in countries that have benefited from rising commodity prices, including Brazil’s Itaú Unibanco, Peru’s Credicorp, and Mexico’s GF Banorte.

We outperformed the Index in Consumer Discretionary, where Indonesian automobile company Astra International reported stronger earnings, helped by a recovery in Indonesia’s economy due to rising commodity prices. The Portfolio’s avoidance of some expensively valued Chinese e-commerce and electric-vehicle companies was also helpful.

Perspective and Outlook

We made our Russian investments based on a favorable fundamental view of the four companies: Lukoil and Novatek, both prominent players in the global oil and gas sector; Yandex, Russia’s dominant search engine with expansive growth businesses in ride-hailing, e-commerce, and autonomous mobility; and Sberbank, Russia’s leading banking franchise. Each was a high-quality business with good long-term growth prospects, and each had navigated hazardous economic conditions while cementing their dominant competitive position.

We deeply regret the capital losses suffered by our clients with respect to our Russian investments, which resulted, not from the invasion per se, but as collateral damage from the sanctions heaped upon Russia by the US and its allies. We have a structured, deliberative process designed to defend against behavioral flaws we exhibit as human beings, such as over-confidence and action bias. We refrain from making decisions based upon forecasts of macroeconomic or geopolitical events, where we have little faith in the reliability of such forecasts, ours or those of others. Could one have foreseen this particular set of

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outcomes, including Russia’s military advance, the unparalleled scope, speed, and unanimity of Western sanctions, and the market disorder that immediately followed? Yes, in theory, but only in hindsight is the chain of causality and the outcome clearly visible. In forecasting, one must consider various possible outcomes and their associated probabilities—wherein, by definition, black swans must be discounted as highly unlikely and accorded little weight. We continue to reflect on whether we could have made better decisions with respect to these investments in the run-up to the invasion, on its eve, and in the very brief period after the attack until trading venues closed. Taking into consideration the information available at each point in time, including the predictions of geopolitical experts and the available market prices (which fell sharply at the outbreak of war), we have yet to identify clear oversights or lapses in judgement.

We continue to believe staying true to the decision-making discipline we have formalized in our investment process will produce over time the best overall result for our clients, even though it will not lead to the best outcome in every instance—as recent events have demonstrated.

The EM landscape is currently fogged by an exceptional confluence of risks: armed conflict, inflation, rising interest rates, volatile commodity prices, and concerns about food and energy security. These risks could lead to changes in the pattern of global trade that would present challenges and opportunities to the businesses we examine. Increased confrontation among the world’s economic powers and a deepening focus on local priorities would erode many of the efficiencies conferred by established global networks, whether they be cost-efficient supply chains, open financial platforms, or telecommunications. Uncoupling would materially reduce growth in the world’s economic output by increasing input costs and introducing operational frictions. But however ruinous overall, such an environment wouldn’t be bad for all companies. Those companies that can develop innovative products or services and then find smart ways to mitigate the potential risks of a less-globalized economy would have a comparative advantage.

One example among our Portfolio companies is Discovery Holdings (Discovery), one of South Africa’s leading providers of life and health insurance, which has found a creative way to grow globally without having to actually set up shop in other markets. The company was founded thirty years ago as a specialist life insurer; its major innovation was the development of what is referred to as the “shared values” model of insurance. The idea is to apply behavioral economic principles to benefit both the customer and Discovery, encouraging actions that lead to better health for the former and lower claims costs for the latter. For instance, Discovery offers members a subsidized gym membership that costs less the more they visit. The benefits to Discovery are clear: if you can find ways to get your customers to be physically active and eat well, they live longer and healthier lives, and claims costs decrease. Discovery has expanded this behavioral model beyond life and health insurance to its auto insurance and investment management businesses, and it is now three years into developing a digital bank in its domestic market.

The potential market for Discovery’s shared-value products stretches far beyond South Africa, as health care and pension costs are rising around the world due to aging populations and growth in the upper-middle class in emerging market countries. But other than its life and health business in the UK, Discovery has not directly expanded into other markets. Instead, it has relied on a series of joint ventures and partnerships where it is not responsible for the sale or administration of policies, but rather supplies technology to enable the same behavioral model to be employed under other insurers’ brands.

This partnership approach not only has the benefit of lower capital requirements for Discovery but also achieves geographic diversification and access to fast-growing markets such as China where the penetration of life and health insurance remains low.

Portfolio Positioning (% Weight) at April 30, 2022

Sector	Portfolio	Benchmark[1]

Comm Services	6.7	10.3

Cons Discretionary	15.9	12.6

Cons Staples	11.2	6.0

Energy	2.9	5.0

Financials	21.1	22.4

Health Care	7.4	3.8

Industrials	10.6	5.5

Info Technology	14.5	20.2

Materials	4.7	9.2

Real Estate	2.6	2.3

Utilities	0.8	2.7

Cash	1.6	–

Geography	Portfolio	Benchmark[1]

Brazil	9.6	5.2

China + Hong Kong[2]	30.7	30.2

India	8.5	13.5

Mexico	2.6	2.2

Russia	0.0	–

South Africa	1.0	3.7

South Korea	8.5	12.3

Taiwan	11.4	15.2

Small Emerging Markets[3]	18.8	16.4

Frontier Markets[4]	7.3	1.3

Cash	1.6	–

1MSCI Emerging + Frontier Markets Index; 2The Emerging Markets Research Portfolio’s end weight in China at April 30, 2022 is 30.7% and Hong Kong is 0.0%. The Benchmark does not include Hong Kong; 3Includes the remaining emerging markets which, individually, comprise less than 5% of the Index. 4Includes countries with less-developed markets outside the Index.

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Portfolio Highlights

The holdings in the Portfolio are directly determined from the universe of companies that are our analysts have rated buy. We ended the period with 126 holdings. The Portfolio’s profile changed significantly over the six-month period largely due to the write-down of our Russian holdings and the outsized returns of stocks benefiting from commodity price inflation. The latter caused our absolute weight in Latin America to increase 200 bps; we now have nearly twice as much in this region as the Index.

By sector, the principal change was the sharp drop in our Energy weight due to Lukoil and Novatek. The Portfolio is now over 300 bps underweight to Energy. The Portfolio’s Financials weight also fell due to Russia’s Sberbank as well as the sale of numerous bank holdings in response to analysts’ downgrades following a surge in the share prices for various banks in commodity-producing countries, including Mexico’s GF Banorte, Brazil’s Itaú Unibanco, and Banco Santander Chile. Meanwhile, we increased the Portfolio’s exposure to Health Care and Industrials wherever share prices led to more attractive entry points; the Portfolio’s weight in each sector rose about 200 basis points.

In Health Care, our new purchases included Thailand’s Bumrungrad Hospital (BH), which operates a high-end private hospital in Bangkok. The company’s competitive advantages include a strong reputation for meeting the highest global standards for care. BH’s growth should be supported by Thailand’s aging population, Thailand’s doctor shortage (which limits the number of new hospitals) and comparatively low-quality of the public hospital system, as well the increase in health care spending as incomes in the country rise. In Industrials, many of our new holdings are in China. The analyst of express delivery company ZTO Express upgraded the shares based on the company’s increasing focus on expanding margins (rather than increasing volumes) by keeping pricing stable and identifying cost savings. The analyst believed the shares were reasonably priced given the potential for ZTO Express to achieve stronger earnings growth over the next several years.

Our analysts’ recommendations also led us to increase the Portfolio’s exposure to companies engaged in various alternative energy businesses. New holding CATL, for example, is China’s dominant producer of batteries for electric vehicles (EVs). CATL’s ability to scale its production has been increasing, and the company’s proximity to China’s deep, local supply chain provides a significant cost advantage to global rivals. The analysts expects that the acceleration in EV adoption will continue to propel the company’s capacity expansion—and, in turn, overall growth—over the next several years. Also in China, we purchased StarPower, the largest Chinese maker of power modules for managing energy distribution in industrial robots, home appliances, and, increasingly, electric vehicles and solar power inverters. It is a frontrunner among its Chinese peers in silicon carbide technology, a more energy-efficient future replacement for the IGBTs (insulated-gate bipolar transistors) that have long been the core output-switch technology used in high-voltage, high-current

Top Ten Holdings by Weight at April 30, 2022

Company	Sector	Market	%

Hero Motocorp	Cons Discretionary	India	2.1

CSPC Pharmaceutical Group	Health Care	China	2.0

Hon Hai Precision	Info Technology	Taiwan	2.0

FEMSA	Cons Staples	Mexico	1.9

TSMC	Info Technology	Taiwan	1.9

NCSoft	Comm Services	South Korea	1.9

AirTAC	Industrials	Taiwan	1.8

Ping An Insurance	Financials	China	1.8

Naver	Comm Services	South Korea	1.8

Localiza	Industrials	Brazil	1.8

applications. Our analyst expects the company to gain share from its developed-market competitors by offering lower prices in combination with customized service provided by its China-based engineering staff.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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Chinese Equity Portfolio
Institutional Investors: HLMCX

Portfolio Management Team

Pradipta Chakrabortty

Co-Lead Portfolio Manager

Wenting Shen, CFA

Co-Lead Portfolio Manager

Jingyi Li

Portfolio Manager

Fund Facts at April 30, 2022

Total Net Assets	$3.7M

Sales Charge	None

Number of Holdings	45

Turnover (5 Yr. Avg.)	–

Dividend Policy	Annual

Institutional Investors

Ticker	HLMCX

CUSIP	412295685

Inception Date	12/16/2020

Minimum Investment[1]	$100,000

Net Expense Ratio[2]	1.15%[3]

Gross Expense Ratio[2]	6.98%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2023. Harding Loevner’s contractual agreement caps the net expense ratio at 1.15%. The Net Expense Ratio is applicable to investors.

Performance Summary

The Chinese Equity Portfolio Institutional Class fell 29.91% (net of fees and expenses). The Portfolio’s benchmark, the MSCI China All Shares Index, fell 23.79% (net of source taxes).

Market Review

Chinese equities fell sharply in the first half of the fiscal year as new COVID-19 outbreaks and a long-simmering spat with US securities regulators were accompanied by the spike in geopolitical tensions resulting from Russia’s invasion of Ukraine. The invasion triggered strong, rapid, and coordinated sanctions against Russia by Western governments and US allies in Asia and the Pacific Region, one of the largest refugee crises in recent memory, and the threat of an expanded war in Europe. Global oil and commodity prices skyrocketed, leading to outperformance of energy and material companies in China, as in other stock markets.

The most pressing domestic issue in China during the quarter was COVID-19 outbreaks, the worst since the start of the pandemic. The rising case count prompted lockdowns in several major Chinese cities, including Shenzhen, creating chokepoints in supply chains. In late March, an expansion of testing revealed many thousands of (mostly asymptomatic) cases of the Omicron variant in Shanghai, China’s business and finance hub, which until then had been spared the containment measures periodically imposed on other cities under China’s zero-COVID policy. Within hours, the city’s factories were shuttered and its entire population of 26 million was locked down, causing a scramble for groceries and testing kits.

Concerns mounted over the effect that new lockdowns will have on economic growth. Companies in the consumer industry saw significant drops in nationwide sales volumes in March, between 20–50% year-over-year. The government continues to assert that its zero-COVID policy is the only way to flatten the curve until more of the still-reluctant elderly population can be persuaded to get jabbed. But there is vigorous debate within Chinese society over the logic of the approach.

The future of overseas listings of Chinese securities also remained a focal point as US regulators continued their march toward delisting Chinese companies refusing to provide audit transparency. A number of Chinese companies whose audit reports do not comply with existing US audit standards were officially designated for delisting as early as 2023, sending the share prices of major US-listed Chinese companies (both their US-listed securities and Hong Kong-traded counterparts) into free fall, with some stocks down as much as 25% overnight on the news. Within our Chinese Equity Portfolio, we do not hold any US-listed shares, though we hold Hong Kong-listed shares of several Chinese companies that are also listed in the US as ADRs and, as a result, could be more volatile as the issue evolves.

Since Russia’s attack on Ukraine in late February, Chinese market sentiment has also deteriorated over concerns that China might extend Russia military aid or sanction workarounds that could invite US retaliation. Despite China’s assertion of a

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Performance (% Total Return)

	For periods ended March 31, 2022			For periods ended April 30, 2022

	Calendar YTD	1 Year	Since Inception*	Calendar YTD	1 Year	Since Inception*

Chinese Equity Portfolio – Inst. Class	-20.34	-32.26	-23.59	-26.10	-38.80	-26.49

MSCI China All Shares Index	-14.26	-24.20	-18.31	-19.64	-30.55	-21.13

Returns are annualized for periods greater than 1 year. *Inception date: December 16, 2020.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

“no limits” partnership with Russia prior to the invasion, given the magnitude of China’s annual trade with the West (at US$1.4 trillion annually, dwarfing its trade with Russia) and the other many challenges it currently faces at home, we think it unlikely that China will pursue actions that would provoke a serious Western response.

On another positive note, we expect China to continue to carry through with pro-growth policies first sketched out at the end of last year, perhaps even faster now. In a rare gesture of comfort to the markets, Vice Premier Liu He reaffirmed the government’s focus on solving the crisis in the beleaguered property sector, implementing (as opposed to expanding on) existing regulation of big technology platforms, and supporting economic growth and capital markets ahead of the 20th Party Congress scheduled for the fall. He also cited a willingness to work with US regulators on a framework that would be acceptable to both sides to head off delisting of US-listed Chinese stocks, which prompted them to rally.

Performance Attribution

One significant cause of the Portfolio’s underperformance was what we did not hold. We had no direct exposure to banks, which performed well as the scale of the government’s credit easing and other pro-growth policies became clear. Most Chinese banks, largely state-owned, do not meet our threshold for quality and growth, especially during the current real estate deleveraging cycle. The Portfolio also did not hold Energy companies in a period of sharply rising commodity prices.

In addition, stock selection was negative in Information Technology (IT), Real Estate, and Industrials. In IT, shares of power-management chip designer Silergy fell on concerns that chip-manufacturing capacity constraints could increase the company’s costs as well as worries that semiconductor demand had peaked. Software company Sangfor saw lower or delayed demand amid a domestic business downcycle. In Real Estate, we are overweight versus the Index in Country Garden Services, a property management company that suffered amid the general slowdown in the property sector.

We outperformed in Consumer Discretionary, where in this case what we did not hold was actually helpful. We avoided lossmaking, earlier-stage companies such as electric vehicle (EV) makers NIO and XPeng that corrected sharply in the risk-off environment. Similarly, relative returns in Communication Services were helped by our lower exposure to internet and e-commerce companies.

Style headwinds were acute in the six-month period. The MSCI China Growth Index underperformed the MSCI China Value Index by around 1,300 basis points (-31% vs. -18% respectively). While stocks of companies of average quality outperformed those of the highest- and lowest-quality companies, the spread in performance between expensive and inexpensive stocks—3,300 basis points in favor of cheap stocks—was extreme.

Perspective and Outlook

After several decades in which greater openness and interconnectedness led to China’s emergence on the global stage, the last few years have seen the pendulum swing in the opposite direction. Since 2016, coinciding with the beginning of the Trump administration, China has experienced rising tension with the US and other nations over trade, access to advanced technology, and its geo-political ambitions. In 2019, President Xi Jinping began to emphasize the concept of “dual circulation,” whereby China aims to expand domestic consumption as an outlet for expanded local production and as a way to backfill areas of domestic production formerly reliant on overseas suppliers, all while remaining open to international trade and investment.

Chinese policymakers see the upgrading of local brands and industries as critical to achieving their broad social and political goals. However, they also need to ensure the private sector remains vital and continues to innovate and flourish so long-term economic growth is sustained—a challenge that tripped up other large emerging economies, like Brazil and India, when they pursued a path of “import substitution” in the post-war period.

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To that end, in June 2021, six Chinese ministries jointly issued guidelines aiming to develop 10,000 “little giants”—small- and mid-sized enterprises with differentiated core technologies, strong innovative capacity, and the potential for high global market share in their niches. An apt historical analogy to this aspect of the localization trend might be Germany’s “hidden champions,” a term that first appeared in a German scientific management journal in 1990 describing the small- and mid-sized leaders in specialized global markets that are the country’s economic backbone even today.2 Based on Chinese government reports and our own research, close to 5,000 enterprises are in line for government subsidies and favorable financing under the little giants program. Notably, 340 of these firms are listed on the A-share market and thus accessible to foreign investors, representing a combined market cap of RMB 3.35 trillion (US$520 billion), about 4% of the A-share market’s total.

The government’s support for the little giants dovetails with President Xi’s self-sufficiency agenda. Although China is a large manufacturing country, core parts of its production chains—including semiconductors, software, and key equipment—still rely on imports. For fundamental investors like us, understanding the details of the localization campaign is key to identifying companies that are best positioned to capture a greater share of the potential future demand growth for locally developed and manufactured Chinese goods and services.

To be able to rely on domestic sources of supply, a manufacturer must have access to breadth and depth. Breadth provides a complete domestic supply chain while depth ensures healthy competition among suppliers that stimulates innovation, cost efficiency, and price competitiveness. One area where China has already made tremendous strides on both vectors—and, not coincidentally, has grabbed increasing global market share—is EV manufacturing. Sanhua Intelligent Controls, the global leader in thermal controls, is a participant in the EV industry’s success. Sanhua started in the 1980s as a low-cost maker of specialty pumps and valves for home appliances. Over time, management realized these components had profitable applications in cars, especially EVs, which require precise and efficient temperature management. The company was also influenced by the government’s early emphasis on the domestic promotion of EVs, including sales credits issued through automakers to the consumer, and “dual” manufacturing credits in which automakers not only received incentive payments if they achieved their EV quotas but were fined if they didn’t. Starting about ten years ago, Sanhua repurposed a significant portion of its manufacturing capacity toward producing components for domestic-branded EV manufacturers such as BYD, NIO, and XPeng. In 2017, Sanhua became the first Chinese company to win an industry

2Of the Fortune 500 companies, 27 are German. However, German firms comprise 48% of global small market cap leaders.

innovation benchmark, the Automotive News PACE Award, for one of its core products: an expansion valve that depressurizes and cools refrigerant.

Like almost all companies in China, Sanhua halted production in January 2020 during the country’s first wave of COVID-19 but reopened within weeks. As one of only a few producers of thermal management parts globally, it was able to win more orders from another growing company: Tesla. Less than two years later, Tesla is Sanhua’s largest customer and Sanhua is Tesla’s exclusive supplier of core thermal management parts. Sanhua also has a position in the supply chain of almost every major EV producer, including Volkswagen, Daimler, Volvo, and General Motors. From its past as the type of company now identified as a “little giant,” Sanhua has become the dominant global supplier in its niche.

Portfolio Highlights

Our experience of investing in China for the last 25 years has taught us that periods of severe market volatility also unveil good long-term investment opportunities. We have stayed disciplined in our investment process and, as the Chinese market declined over the last six months, we have taken the opportunity to make some Portfolio adjustments, including adding to companies that will likely benefit from trends such as increased localization and other longer-term government priorities. We have funded these purchases by trimming or selling some positions where a combination of increasing competition and adverse regulatory

Portfolio Positioning (% Weight) at April 30, 2022

Sector	Portfolio	Benchmark[1]

Comm Services	9.0	11.5

Cons Discretionary	23.8	19.7

Cons Staples	8.1	10.0

Energy	0.0	2.5

Financials	6.1	17.3

Health Care	12.9	7.3

Industrials	21.6	9.4

Info Technology	13.1	8.7

Materials	0.0	7.1

Real Estate	1.6	3.6

Utilities	2.0	2.9

Cash	1.8	–

Geography	Portfolio	Benchmark[1]

Mainland China + Hong Kong	92.3	100.0

Other Emerging Markets	5.9	–

Cash	1.8	–

1MSCI China All Shares Index.

38

trends due to misalignment with current government priorities have led us to lower our earnings-growth expectations for the companies.

One area where we made new investments is China’s energy transition away from fossil fuels. We own a number of companies connected to EV manufacturing, for instance. Only 17% of China’s adult population owns a car, and rising incomes are pushing this rate higher—while government incentives and the availability of sleek new EV models are shortening the replacement cycle and pulling forward first-time buyers. But investing in the EV super cycle is difficult. The industry is highly fragmented and very competitive. Despite the industry’s strong revenue growth outlook, we haven’t yet found attractive investment candidates among EV makers, as none are profitable yet or otherwise meet our business quality criteria.

As in the case of Sanhua, however, we are drawn to component suppliers upstream, where the markets are more concentrated and participants benefit from significant economies of scale and strong competitive positions in their niches. Beyond Sanhua, our holdings include Inovance, which makes inverters both for EVs and for the robots that make the EVs; Fuyao Glass, which supplies windows and panoramic sunroofs; CATL, a leading global manufacturer of EV batteries; and Haitian International, which supplies the high-precision injection molding machines used in different parts of the EV manufacturing process.

Another recent purchase connected to China’s energy transition is LONGi, the world’s largest manufacturer of polysilicon wafers, an essential component in solar panels. LONGi first established its leadership a decade ago by making a key early bet on monocrystalline (“mono”) wafers. At the time, the technology was more expensive to produce than the multicrystalline (“multi”) wafer technology that dominated the market, even though multi was less efficient at converting sunlight to electricity. LONGi believed (correctly, as it turned out) that with enough investment in research and development it could learn to make mono wafers that would be cheaper than multi. Since then, LONGi has set multiple world records in the conversion efficiency of solar cells and continues to invest aggressively in new technologies, especially the heterojunction techniques (essentially applying multiple types of conductive layers to both sides of a solar cell) that are expected to dominate the market over the next decade.

Our sales in this period included Ping An Insurance, whose restructuring of its agent workforce has proven to be a significant headwind for growth, adding to our concerns about balance sheet weakness from its exposure (through Ping An Bank and investments by its life insurance funds) to China’s beleaguered property sector. We also exited our position in Shanghai International Airport as the virus resurgences and ongoing zero-COVID policy have pushed chances of a recovery in international travel even further into the future.

Ten Largest Holdings by Weight at April 30, 2022

Company	Sector	Market	%

Tencent	Comm Services	Mainland China	5.3

Alibaba	Cons Discretionary	Mainland China	3.7

AIA Group	Financials	Hong Kong	3.7

WuXi AppTec	Health Care	Mainland China	3.6

AirTAC	Industrials	Taiwan	3.5

JD.com	Cons Discretionary	Mainland China	3.4

China Tourism Group Duty Free	Cons Discretionary	Mainland China	3.2

WuXi Biologics	Health Care	Mainland China	3.1

Haitian International	Industrials	Mainland China	3.0

Shenzhou International	Cons Discretionary	Mainland China	3.0

We conclude with a note about our portfolio management team. At the start of 2022, our Chinese Equity Portfolio migrated to a co-lead portfolio manager structure (in line with other Harding Loevner strategies), with the promotion of Wenting Shen, CFA, to co-lead. Shen has served as a “paper” (supporting) portfolio manager on the strategy since its launch. The change has not resulted in any material alteration of the Portfolio’s quality and growth characteristics or its risk profile.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

39

Disclosures

The Portfolios invest in foreign securities, which will involve greater volatility and political, economic, and currency risks and differences in accounting methods. They also invest in emerging markets, which involve unique risks, such as exposure to economies less diverse and mature than the US or other more established foreign markets. Economic and political instability may cause larger price changes in emerging markets securities than other foreign securities.

Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility.

Diversification does not guarantee a profit or prevent a loss in a declining market.

Long-term earnings growth and earnings per share growth are not a forecast of the Portfolios’ future performance.

The value of securities may fluctuate in response to various factors including, but not limited to, public health risks; these may be magnified if conditions and events adversely impact the global economy.

Companies held in the Portfolios at the end of the fiscal year appear in bold type; only the first reference to a particular holding appears in bold. The Portfolios are actively managed; therefore holdings shown may not be current. Portfolio holdings and top ten holdings should not be considered recommendations to buy or sell any security. Please refer to the Portfolios of Investments in this report for complete Portfolio holdings. Current and future Portfolio holdings are subject to risk.

While the Portfolios have no sales charge, management fees and other expenses still apply. Please see the Prospectus for further details.

Sector & Geographic Positioning data is sourced from: Northern Trust, Harding Loevner Funds Portfolios, and MSCI Barra.

Expense Ratios: Differences may exist between the commentary data and similar information reported in the financial statements due to timing differences. Unless otherwise stated, the expense ratios presented are shown as of the most recent Prospectus date, February 28, 2022.

Five year average turnover data is calculated using a simple average of annual turnover figures for the past five fiscal years. These annual turnover figures utilize purchase, sales, and market value data which is not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

Quasar Distributors, LLC, Distributor.

Index Definitions

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index consists of 47 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 46 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Small Cap Index is a free-float market capitalization index that is designed to measure small cap developed and emerging market equity performance. The Index consists of 46 developed and emerging market countries, and is comprised of companies that fall within a market capitalization range of USD 56-10,590 million (as of March 31, 2022).

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index consists of 24 emerging market countries. Net dividends reinvested.

The MSCI China All Shares Index is a free float-adjusted market capitalization index that is designed to reflect an opportunity set capturing large and mid-cap China share classes listed in Hong Kong, Shanghai, Shenzhen, and outside of China.

The MSCI Emerging + Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets and frontier markets. The Index consists of 25 emerging markets countries and 28 frontier markets countries. Net dividends reinvested.

The MSCI Frontier Emerging Markets index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI Emerging Markets Index. The Index consists of 28 frontier markets and 4 emerging markets. Net dividends reinvested.

The S&P 500 Index is an unmanaged index commonly used to measure performance of US stocks.

You cannot invest directly in these Indexes.

Term Definitions

Basis Points are a common measurement used chiefly for interest rates and other percentages in finance. A basis point is one hundredth of one percent.

Dividend Yield is the annual dividends per share divided by current price per share, expressed as a percent.

Economies of Scale is the cost advantage that arises with increased output of a product.

Gross Domestic Product (GDP) is the monetary value of all finished goods and services produced within a country’s borders in a specific time period (usually calculated on an annual basis).

Market Capitalization is the total dollar market value of all of a company’s outstanding shares.

Return on Capital (ROC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments.

Tracking Error is a measure of how closely a portfolio follows the index to which it is benchmarked.

Turnover is calculated by dividing the lesser of Purchases or Sales by Average Capital.

40

Global Equity Portfolio

International Equity Portfolio

International Small Companies Portfolio

Institutional Emerging Markets Portfolio

Emerging Markets Portfolio

Frontier Emerging Markets Portfolio

Global Equity Research Portfolio

International Equity Research Portfolio

Emerging Markets Research Portfolio

Chinese Equity Portfolio

This page is intentionally left blank

Harding, Loevner Funds, Inc.

For use only when preceded or accompanied by a prospectus. Read the prospectus carefully before you invest or send money.

Harding, Loevner Funds, Inc.

Expense Example

April 30, 2022 (unaudited)

As a shareholder of a Harding Loevner Portfolio, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended April 30, 2022.

Actual Expenses

The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Portfolio	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio	Expenses Paid During Period* (November 1, 2021 to April 30, 2022)

Global Equity Portfolio — Institutional Class
Actual	$1,000.00	$760.50	0.84%	$3.67
Hypothetical (5% annual return before expenses)	1,000.00	1,020.63	0.84	4.21
Global Equity Portfolio — Institutional Class Z
Actual	1,000.00	760.60	0.79	3.45
Hypothetical (5% annual return before expenses)	1,000.00	1,020.88	0.79	3.96
Global Equity Portfolio — Advisor Class
Actual	1,000.00	759.70	1.04	4.54
Hypothetical (5% annual return before expenses)	1,000.00	1,019.64	1.04	5.21
International Equity Portfolio — Institutional Class
Actual	1,000.00	825.40	0.79	3.58
Hypothetical (5% annual return before expenses)	1,000.00	1,020.88	0.79	3.96
International Equity Portfolio — Institutional Class Z
Actual	1,000.00	825.80	0.70	3.17
Hypothetical (5% annual return before expenses)	1,000.00	1,021.32	0.70	3.51
International Equity Portfolio — Investor Class
Actual	1,000.00	824.20	1.09	4.93
Hypothetical (5% annual return before expenses)	1,000.00	1,019.39	1.09	5.46
International Small Companies Portfolio — Institutional Class
Actual	1,000.00	784.50	1.10	4.87
Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	1.10	5.51
* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

Harding, Loevner Funds, Inc.
Expense Example (continued)

April 30, 2022 (unaudited)

Portfolio	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio	Expenses Paid During Period* (November 1, 2021 to April 30, 2022)

International Small Companies Portfolio — Investor Class
Actual	$1,000.00	$783.10	1.40%	$6.19
Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	1.40	7.00
Institutional Emerging Markets Portfolio — Institutional Class
Actual	1,000.00	730.60	1.10	4.72
Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	1.10	5.51
Institutional Emerging Markets Portfolio — Institutional Class Z
Actual	1,000.00	731.10	1.00	4.29
Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	1.00	5.01
Emerging Markets Portfolio — Advisor Class
Actual	1,000.00	730.40	1.18	5.06
Hypothetical (5% annual return before expenses)	1,000.00	1,018.94	1.18	5.91
Frontier Emerging Markets Portfolio — Institutional Class I
Actual	1,000.00	874.60	1.61	7.48
Hypothetical (5% annual return before expenses)	1,000.00	1,016.81	1.61	8.05
Frontier Emerging Markets Portfolio — Institutional Class II
Actual	1,000.00	875.10	1.35	6.28
Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	1.35	6.76
Frontier Emerging Markets Portfolio — Investor Class
Actual	1,000.00	873.10	2.00	9.29
Hypothetical (5% annual return before expenses)	1,000.00	1,014.88	2.00	9.99
Global Equity Research Portfolio — Institutional Class
Actual	1,000.00	827.10	0.80	3.62
Hypothetical (5% annual return before expenses)	1,000.00	1,020.83	0.80	4.01
International Equity Research Portfolio — Institutional Class
Actual	1,000.00	813.40	0.75	3.37
Hypothetical (5% annual return before expenses)	1,000.00	1,021.08	0.75	3.76
Emerging Markets Research Portfolio — Institutional Class
Actual	1,000.00	809.00	1.15	5.16
Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	1.15	5.76
Chinese Equity Portfolio — Institutional Class
Actual	1,000.00	700.90	1.15	4.85
Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	1.15	5.76

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

Harding, Loevner Funds, Inc.
Global Equity Portfolio Portfolio of Investments April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 96.6%
Australia - 0.8%
Xero Ltd. (Software & Services)*†	156,441	$10,259,691

Brazil - 1.0%
B3 SA - Brasil Bolsa Balcao (Diversified Financials)	4,773,900	12,842,539

China - 5.4%
Country Garden Services Holdings Co., Ltd. (Real Estate)†	3,846,000	16,196,855
Sangfor Technologies Inc., Class A (Software & Services)†	451,750	6,013,390
Tencent Holdings Ltd. (Media & Entertainment)†	284,600	13,349,271
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	1,057,301	16,125,360
Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	2,358,000	17,111,742

		68,796,618

Denmark - 0.9%
Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	33,202	11,712,106

France - 3.7%
L’Oreal SA (Household & Personal Products)†	37,773	13,741,840
Schneider Electric SE (Capital Goods)†	232,606	33,128,686

		46,870,526

Germany - 0.6%
HelloFresh SE (Food & Staples Retailing)*†	175,084	7,487,663

Hong Kong - 1.1%
AIA Group Ltd. (Insurance)†	1,449,605	14,162,519

India - 1.2%
HDFC Bank Ltd. - ADR (Banks)	274,710	15,166,739

Indonesia - 1.6%
Bank Central Asia Tbk PT (Banks)†	37,006,270	20,697,589

Japan - 2.8%
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	307,500	9,228,339
Keyence Corp. (Technology Hardware & Equipment)†	29,900	12,063,345
MISUMI Group Inc. (Capital Goods)†	291,400	7,329,487

	Shares	Value

COMMON STOCKS - 96.6% (continued)
Japan - 2.8% (continued)
Sysmex Corp. (Health Care Equipment & Services)†	117,165	$7,588,391

		36,209,562

Netherlands - 2.3%
Adyen NV (Software & Services)*^†	6,722	11,242,262
ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	31,451	17,731,130

		28,973,392

Poland - 0.7%
CD Projekt SA (Media & Entertainment)†	329,264	8,899,627

South Korea - 1.0%
Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	9,598	12,552,766

Sweden - 4.2%
Atlas Copco AB, Class A (Capital Goods)†	262,392	11,882,636
Epiroc AB, Class A (Capital Goods)†	727,808	14,801,442
Hexagon AB, Class B (Technology Hardware & Equipment)†	2,115,723	27,355,737

		54,039,815

Switzerland - 3.1%
Alcon Inc. (Health Care Equipment & Services)	236,037	16,808,195
Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	34,718	12,858,389
VAT Group AG (Capital Goods)^†	33,389	10,361,679

		40,028,263

Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	151,251	14,055,755

United Kingdom - 1.7%
Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)*†	1,014,397	15,831,310
Spirax-Sarco Engineering plc (Capital Goods)†	43,081	6,515,729

		22,347,039

United States - 63.4%
Accenture plc, Class A (Software & Services)	78,689	23,635,028

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Global Equity Portfolio Portfolio of Investments (continued) April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 96.6% (continued)
United States - 63.4% (continued)
Adobe Inc. (Software & Services)*	41,236	$16,327,394
Align Technology Inc. (Health Care Equipment & Services)*	45,676	13,241,929
Alphabet Inc., Class A (Media & Entertainment)*	20,227	46,161,857
Amazon.com Inc. (Retailing)*	12,036	29,917,043
AMETEK Inc. (Capital Goods)	169,049	21,344,127
Apple Inc. (Technology Hardware & Equipment)	120,801	19,044,278
Applied Materials Inc. (Semiconductors & Semiconductor Equipment)	149,094	16,452,523
Broadcom Inc. (Semiconductors & Semiconductor Equipment)	27,262	15,113,780
CME Group Inc. (Diversified Financials)	106,920	23,451,833
CoStar Group Inc. (Commercial & Professional Services)*	192,144	12,224,201
Danaher Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	61,952	15,558,006
Deere & Co. (Capital Goods)	95,884	36,201,004
Edwards Lifesciences Corp. (Health Care Equipment & Services)*	163,694	17,315,551
Etsy Inc. (Retailing)*	83,473	7,778,849
First Republic Bank (Banks)	260,673	38,897,625
Illumina Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	87,787	26,042,014
Intuitive Surgical Inc. (Health Care Equipment & Services)*	53,366	12,770,484
IQVIA Holdings Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	61,213	13,343,822
Lululemon Athletica Inc. (Consumer Durables & Apparel)*	44,394	15,743,444
MercadoLibre Inc. (Retailing)*	14,819	14,428,223
Meta Platforms Inc., Class A (Media & Entertainment)*	145,624	29,193,243
Microsoft Corp. (Software & Services)	126,366	35,069,092
Netflix Inc. (Media & Entertainment)*	30,826	5,868,037
NIKE Inc., Class B (Consumer Durables & Apparel)	216,842	27,040,197
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	56,211	10,425,454
PayPal Holdings Inc. (Software & Services)*	102,700	9,030,411

	Shares	Value

COMMON STOCKS - 96.6% (continued)
United States - 63.4% (continued)
Pinterest Inc., Class A (Media & Entertainment)*	567,584	$11,646,824
Rockwell Automation Inc. (Capital Goods)	74,198	18,747,609
Salesforce Inc. (Software & Services)*	66,059	11,622,420
Schlumberger NV (Energy)	407,578	15,899,618
SVB Financial Group (Banks)*	79,033	38,539,652
Synopsys Inc. (Software & Services)*	74,907	21,482,579
Thermo Fisher Scientific Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	42,565	23,535,040
Trade Desk Inc., Class A (Software & Services)*	215,404	12,691,604
Tradeweb Markets Inc., Class A (Diversified Financials)	219,030	15,592,746
UnitedHealth Group Inc. (Health Care Equipment & Services)	67,779	34,469,010
Verisk Analytics Inc. (Commercial & Professional Services)	67,185	13,709,099
Vertex Pharmaceuticals Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	147,156	40,205,962

		809,761,612

Total Common Stocks (Cost $1,039,775,074)		$1,234,863,821

SHORT TERM INVESTMENTS - 3.3%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.18% (Money Market Funds)	42,416,858	42,416,858

Total Short Term Investments (Cost $42,416,858)		$42,416,858

Total Investments — 99.9%

(Cost $1,082,191,932)		$1,277,280,679

Other Assets Less Liabilities - 0.1%		984,641

Net Assets — 100.0%		$1,278,265,320

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Global Equity Portfolio Portfolio of Investments (continued) April 30, 2022 (unaudited)

Summary of Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 3.0% of net assets as of April 30, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

Industry	Percentage of Net Assets
Banks	8.8%
Capital Goods	12.6
Commercial & Professional Services	2.1
Consumer Durables & Apparel	3.3
Diversified Financials	4.0
Energy	1.3
Food & Staples Retailing	0.6
Health Care Equipment & Services	8.0
Household & Personal Products	1.1
Insurance	1.1
Media & Entertainment	9.0
Pharmaceuticals, Biotechnology & Life Sciences	15.7
Real Estate	1.3
Retailing	4.0
Semiconductors & Semiconductor Equipment	5.8
Software & Services	12.4
Technology Hardware & Equipment	5.5
Money Market Fund	3.3

Total Investments	99.9

Other Assets Less Liabilities	0.1

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
International Equity Portfolio Portfolio of Investments April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 95.8%
Australia - 3.2%
BHP Group Ltd. - Sponsored ADR (Materials)	8,395,120	$562,305,138

Brazil - 2.3%
Ambev SA - ADR (Food Beverage & Tobacco)	76,232,243	221,835,827
XP Inc., Class A (Diversified Financials)*	7,315,157	180,026,014

		401,861,841

Canada - 2.6%
Alimentation Couche-Tard Inc. (Food & Staples Retailing)	5,695,200	253,538,698
Canadian National Railway Co. (Transportation)	1,829,975	215,241,659

		468,780,357

China - 9.0%
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	239,908,000	244,301,080
ENN Energy Holdings Ltd. (Utilities)†	17,920,300	238,241,042
Haier Smart Home Co., Ltd., Class A (Consumer Durables & Apparel)†	73,781,688	283,407,304
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	25,630,000	164,824,181
Tencent Holdings Ltd. (Media & Entertainment)†	11,061,800	518,857,938
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	62,128,337	154,709,087

		1,604,340,632

Denmark - 1.1%
Novozymes A/S, Class B (Materials)†	2,840,831	197,379,499

France - 8.6%
Air Liquide SA (Materials)†	1,156,522	199,665,409
Dassault Systemes SE (Software & Services)†	5,850,364	260,252,168
L’Oreal SA (Household & Personal Products)†	1,634,850	594,759,391
Schneider Electric SE (Capital Goods)†	3,350,324	477,166,684

		1,531,843,652

Germany - 7.9%
Allianz SE, Reg S (Insurance)†	2,014,260	458,778,366
Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	15,819,357	457,659,480
SAP SE - Sponsored ADR (Software & Services)	2,194,479	221,203,483

	Shares	Value

COMMON STOCKS - 95.8% (continued)
Germany - 7.9% (continued)
Symrise AG (Materials)†	2,267,651	$271,137,922

		1,408,779,251

Hong Kong - 2.8%
AIA Group Ltd. (Insurance)†	51,826,774	506,343,238

India - 3.1%
HDFC Bank Ltd. - ADR (Banks)	3,630,139	200,419,974
ICICI Bank Ltd. - Sponsored ADR (Banks)	18,320,752	348,827,118

		549,247,092

Indonesia - 1.7%
Telkom Indonesia Persero Tbk PT (Telecommunication Services)†	946,288,800	301,541,236

Japan - 12.5%
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	8,146,500	244,483,467
Daifuku Co., Ltd. (Capital Goods)†	1,415,833	87,394,662
FANUC Corp. (Capital Goods)†	821,800	127,104,117
Keyence Corp. (Technology Hardware & Equipment)†	535,934	216,225,975
Komatsu Ltd. (Capital Goods)†	9,999,500	224,328,786
Kubota Corp. (Capital Goods)†	15,761,800	268,454,078
Nitori Holdings Co., Ltd. (Retailing)†	1,588,800	161,635,707
Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	4,735,800	264,718,205
Shiseido Co., Ltd. (Household & Personal Products)†	4,200,600	197,956,255
Sysmex Corp. (Health Care Equipment & Services)†	2,899,207	187,772,086
Unicharm Corp. (Household & Personal Products)†	6,944,600	241,552,483

		2,221,625,821

Mexico - 1.8%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	4,217,547	315,219,463

Netherlands - 1.9%
Adyen NV (Software & Services)*^†	203,933	341,069,337

Russia - 0.0%
LUKOIL PJSC - Sponsored ADR (Energy)‡	4,279,605	—
Yandex NV, Class A (Media & Entertainment)*‡	2,609,766	—
		—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
International Equity Portfolio Portfolio of Investments (continued) April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 95.8% (continued)
Singapore - 3.0%
DBS Group Holdings Ltd. (Banks)†	22,045,080	$533,957,811

South Korea - 3.8%
Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	514,236	672,544,714

Spain - 1.4%
Banco Bilbao Vizcaya Argentaria SA (Banks)†	47,736,532	251,186,929

Sweden - 7.3%
Alfa Laval AB (Capital Goods)†	9,132,937	253,489,551
Atlas Copco AB, Class A (Capital Goods)†	12,086,236	547,335,054
Epiroc AB, Class A (Capital Goods)†	14,030,711	285,342,787
Skandinaviska Enskilda Banken AB, Class A (Banks)†	18,568,724	207,637,847
		1,293,805,239

Switzerland - 11.6%
Alcon Inc. (Health Care Equipment & Services)	3,987,868	283,976,080
Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	639,577	375,493,142
Nestle SA - Sponsored ADR (Food Beverage & Tobacco)	3,297,478	424,187,570
Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	1,575,228	583,411,922
SGS SA, Reg S (Commercial & Professional Services)†	60,299	154,848,697
Sonova Holding AG, Reg S (Health Care Equipment & Services)†	692,423	249,312,160

		2,071,229,571

Taiwan - 2.5%
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	4,733,138	439,850,514

United Kingdom - 6.4%
Diageo plc (Food Beverage & Tobacco)†	4,975,689	246,570,701
Rio Tinto plc (Materials)†	5,582,067	395,946,413
Shell plc (Energy)†	12,882,319	348,674,393
Standard Chartered plc (Banks)†	21,688,014	148,576,816

		1,139,768,323

	Shares	Value

COMMON STOCKS - 95.8% (continued)
United States - 1.3%
Linde plc (Materials)†	750,012	$239,513,015

Total Common Stocks (Cost $13,277,815,343)		$17,052,192,673

SHORT TERM INVESTMENTS - 4.0%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.18% (Money Market Funds)	717,810,678	717,810,678

Total Short Term Investments (Cost $717,810,678)		$717,810,678

Total Investments — 99.8%

(Cost $13,995,626,021)		$17,770,003,351

Other Assets Less Liabilities - 0.2%		35,728,270

Net Assets — 100.0%		$17,805,731,621

Summary of Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.9% of net assets as of April 30, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investment categorized as level 3 security that is effectively valued at zero. See Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
International Equity Portfolio Portfolio of Investments (continued) April 30, 2022 (unaudited)

Industry	Percentage of Net Assets
Banks	9.5%
Capital Goods	13.7
Commercial & Professional Services	0.8
Consumer Durables & Apparel	1.6
Diversified Financials	1.0
Energy	2.0
Food & Staples Retailing	1.4
Food Beverage & Tobacco	6.9
Health Care Equipment & Services	4.0
Household & Personal Products	5.8
Insurance	6.3
Materials	10.4
Media & Entertainment	2.9
Pharmaceuticals, Biotechnology & Life Sciences	9.7
Retailing	0.9
Semiconductors & Semiconductor Equipment	5.1
Software & Services	4.6
Technology Hardware & Equipment	5.0
Telecommunication Services	1.7
Transportation	1.2
Utilities	1.3
Money Market Fund	4.0

Total Investments	99.8

Other Assets Less Liabilities	0.2

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
International Small Companies Portfolio Portfolio of Investments April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 97.3%
Bangladesh - 0.9%
Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,765,295	$4,600,251

Brazil - 2.0%
Localiza Rent a Car SA (Transportation)	928,800	9,945,625

Canada - 1.9%
Kinaxis Inc. (Software & Services)*	84,400	9,339,745

China - 3.6%
Haitian International Holdings Ltd. (Capital Goods)†	3,310,000	8,177,273
Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	1,033,301	3,496,989
TravelSky Technology Ltd., Class H (Software & Services)†	2,238,000	3,350,291
Yantai China Pet Foods Co., Ltd., Class A (Food Beverage & Tobacco)†	1,067,349	3,219,378

		18,243,931

Denmark - 0.4%
SimCorp A/S (Software & Services)†	30,110	2,112,269

Egypt - 1.7%
Edita Food Industries SAE (Food Beverage & Tobacco)†	10,531,985	4,556,042
Integrated Diagnostics Holdings plc (Health Care Equipment & Services)^†	3,438,865	3,765,230

		8,321,272

Finland - 2.2%
Vaisala OYJ, Class A (Technology Hardware & Equipment)†	233,526	10,818,123

France - 4.8%
Alten SA (Software & Services)†	94,937	12,715,233
Rubis SCA (Utilities)†	419,186	11,145,717

		23,860,950

Germany - 9.0%
Bechtle AG (Software & Services)†	186,794	8,721,328
FUCHS PETROLUB SE (Materials)†	278,160	7,414,527
KWS Saat SE & Co. KGaA (Food Beverage & Tobacco)†	95,420	7,066,396
Pfeiffer Vacuum Technology AG (Capital Goods)†	24,230	4,326,682
Scout24 SE (Media & Entertainment)^†	47,409	3,024,910

	Shares	Value

COMMON STOCKS - 97.3% (continued)
Germany - 9.0% (continued)
STRATEC SE (Health Care Equipment & Services)†	88,437	$10,060,604
TeamViewer AG (Software & Services)*^†	396,057	4,804,079

		45,418,526

Hong Kong - 0.5%
ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	268,700	2,715,134

India - 2.2%
Max Financial Services Ltd. (Insurance)*†	701,825	6,905,099
SH Kelkar & Co., Ltd. (Materials)^†	2,049,441	4,113,248

		11,018,347

Indonesia - 2.5%
Prodia Widyahusada Tbk PT (Health Care Equipment & Services)†	2,000,000	951,735
Sarana Menara Nusantara Tbk PT (Telecommunication Services)†	116,509,700	8,108,708
Tower Bersama Infrastructure Tbk PT (Telecommunication Services)†	16,537,000	3,427,850

		12,488,293

Israel - 2.0%
CyberArk Software Ltd. (Software & Services)*	62,132	9,763,422

Italy - 3.7%
Reply SpA (Software & Services)†	126,706	18,590,733

Japan - 11.4%
Ariake Japan Co., Ltd. (Food Beverage & Tobacco)†	158,600	6,352,894
BML Inc. (Health Care Equipment & Services)†	127,900	3,289,313
Cosmos Pharmaceutical Corp. (Food & Staples Retailing)†	49,600	4,607,859
Infomart Corp. (Software & Services)†	837,100	4,201,839
JCU Corp. (Materials)†	184,100	4,693,086
MISUMI Group Inc. (Capital Goods)†	77,700	1,954,362
Pigeon Corp. (Household & Personal Products)†	232,700	3,943,186
Rinnai Corp. (Consumer Durables & Apparel)†	39,100	2,477,202
Rohto Pharmaceutical Co., Ltd. (Household & Personal Products)†	111,100	2,964,270

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
International Small Companies Portfolio Portfolio of Investments (continued) April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 97.3% (continued)
Japan - 11.4% (continued)
Santen Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	559,300	$4,569,453
SMS Co., Ltd. (Commercial & Professional Services)†	324,300	7,487,723
Solasto Corp. (Health Care Equipment & Services)†	759,100	5,251,226
Stanley Electric Co., Ltd. (Automobiles & Components)†	324,900	5,593,419

		57,385,832

Kuwait - 0.5%
Mabanee Co. KPSC (Real Estate)†	955,053	2,600,036

Lithuania - 1.6%
Siauliu Bankas AB (Banks)†	12,796,457	8,026,539

Malaysia - 1.4%
Dialog Group Bhd. (Energy)†	5,887,940	3,371,787
TIME dotCom Bhd. (Telecommunication Services)†	3,520,800	3,590,270

		6,962,057

Mexico - 2.4%
Grupo Herdez SAB de CV (Food Beverage & Tobacco)	1,984,638	2,977,954
Megacable Holdings SAB de CV (Media & Entertainment)	3,110,400	8,860,292

		11,838,246

Norway - 1.1%
Tomra Systems ASA (Commercial & Professional Services)†	138,078	5,464,490

Poland - 0.3%
CD Projekt SA (Media & Entertainment)†	62,672	1,693,952

Romania - 0.5%
Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	259,247	2,471,914

Saudi Arabia - 1.1%
Jarir Marketing Co. (Retailing)†	112,133	5,735,382

South Africa - 0.8%
Clicks Group Ltd. (Food & Staples Retailing)†	97,345	1,916,623
Discovery Ltd. (Insurance)*†	225,592	2,166,921

		4,083,544

South Korea - 1.7%
Cheil Worldwide Inc. (Media & Entertainment)†	431,885	8,631,833

	Shares	Value

COMMON STOCKS - 97.3% (continued)
Spain - 2.0%
Bankinter SA (Banks)†	707,168	$4,175,742
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros (Insurance)†	4,161,023	5,955,555

		10,131,297

Sweden - 3.0%
Intrum AB (Commercial & Professional Services)†	232,335	5,560,927
Paradox Interactive AB (Media & Entertainment)†	419,753	6,979,563
Thule Group AB (Consumer Durables & Apparel)^†	73,733	2,547,996

		15,088,486

Switzerland - 4.8%
Bossard Holding AG, Class A, Reg S (Capital Goods)†	32,068	6,966,232
LEM Holding SA, Reg S (Technology Hardware & Equipment)†	4,686	10,766,304
Tecan Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	20,371	6,121,852

		23,854,388

Taiwan - 1.9%
Advantech Co., Ltd. (Technology Hardware & Equipment)†	254,645	3,154,309
Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	1,701,700	3,819,769
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	166,909	2,720,107

		9,694,185

United Kingdom - 18.9%
Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)*†	612,821	9,564,065
Bank of Georgia Group plc (Banks)†	502,468	7,738,238
Clarkson plc (Transportation)†	162,436	7,451,930
Cranswick plc (Food Beverage & Tobacco)†	88,788	3,518,189
Dechra Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	231,523	10,474,077
Diploma plc (Capital Goods)†	296,301	10,136,004
EMIS Group plc (Health Care Equipment & Services)†	465,465	7,781,212
Keywords Studios plc (Software & Services)†	318,505	9,466,396
Network International Holdings plc (Software & Services)*^†	1,530,938	4,973,756

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
International Small Companies Portfolio Portfolio of Investments (continued) April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 97.3% (continued)
United Kingdom - 18.9% (continued)
Rathbones Group plc (Diversified Financials)†	108,251	$2,844,244
Rightmove plc (Media & Entertainment)†	566,654	4,356,061
Senior plc (Capital Goods)*†	6,310,737	9,982,013
YouGov plc (Media & Entertainment)†	435,966	6,776,784

		95,062,969

United States - 2.9%
Core Laboratories NV (Energy)	108,667	2,825,342
Globant SA (Software & Services)*	41,642	8,994,255
Sensata Technologies Holding plc (Capital Goods)*	64,387	2,923,814

		14,743,411

Vietnam - 3.6%
Hoa Phat Group JSC (Materials)†	9,641,996	18,082,781

Total Common Stocks (Cost $438,695,126)		$488,787,963

SHORT TERM INVESTMENTS - 3.0%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.18% (Money Market Funds)	15,337,729	15,337,729

Total Short Term Investments (Cost $15,337,729)		$15,337,729

Total Investments — 100.3%

(Cost $454,032,855)		$504,125,692

Liabilities Less Other Assets - (0.3)%		(1,739,872)

Net Assets — 100.0%		$502,385,820

Summary of Abbreviations

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 4.6% of net assets as of April 30, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

Industry	Percentage of Net Assets
Automobiles & Components	1.1%
Banks	3.9
Capital Goods	9.6
Commercial & Professional Services	3.7
Consumer Durables & Apparel	1.5
Diversified Financials	0.6
Energy	1.7
Food & Staples Retailing	1.3
Food Beverage & Tobacco	5.5
Health Care Equipment & Services	6.2
Household & Personal Products	1.4
Insurance	3.0
Materials	6.8
Media & Entertainment	8.0
Pharmaceuticals, Biotechnology & Life Sciences	7.0
Real Estate	0.5
Retailing	1.1
Semiconductors & Semiconductor Equipment	1.3
Software & Services	19.4
Technology Hardware & Equipment	5.0
Telecommunication Services	3.0
Transportation	3.5
Utilities	2.2
Money Market Fund	3.0

Total Investments	100.3

Liabilities Less Other Assets	(0.3)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Institutional Emerging Markets Portfolio Portfolio of Investments April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 96.0%
Brazil - 5.9%
Ambev SA - ADR (Food Beverage & Tobacco)	15,000,174	$43,650,507
B3 SA - Brasil Bolsa Balcao (Diversified Financials)	13,623,400	36,649,080
Cia Brasileira de Distribuicao - ADR (Food & Staples Retailing)	1,126,612	4,709,238
Localiza Rent a Car SA (Transportation)	4,828,770	51,706,648
Lojas Renner SA (Retailing)*	3,581,270	17,203,888
Magazine Luiza SA (Retailing)*	10,552,400	10,415,905
Ultrapar Participacoes SA (Energy)	2,940,435	7,773,437
WEG SA (Capital Goods)	5,554,492	33,817,132
XP Inc., Class A (Diversified Financials)*	1,365,228	33,598,261

		239,524,096

China - 27.2%
Alibaba Group Holding Ltd. (Retailing)*†	6,044,816	73,878,536
Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	393,181	38,173,943
Baidu Inc., Class A (Media & Entertainment)*†	2,064,558	32,409,597
China Tourism Group Duty Free Corp., Ltd., Class A (Retailing)†	1,278,600	34,273,096
Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	564,300	34,147,415
Country Garden Services Holdings Co., Ltd. (Real Estate)†	4,632,504	19,509,099
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	50,664,080	51,591,816
ENN Energy Holdings Ltd. (Utilities)†	5,201,800	69,155,218
Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	9,984,200	40,721,950
Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	7,032,316	23,799,388
JD.com Inc., Class A (Retailing)*†	163,488	5,095,999
Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	2,163,920	9,537,530
Li Ning Co., Ltd. (Consumer Durables & Apparel)†	4,015,500	31,400,192
Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	8,118,464	69,063,144

	Shares	Value

COMMON STOCKS - 96.0% (continued)
China - 27.2% (continued)
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	10,933,500	$70,312,336
Sangfor Technologies Inc., Class A (Software & Services)†	1,237,200	16,468,767
SF Holding Co., Ltd., Class A (Transportation)†	2,662,200	20,393,553
Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	3,323,000	45,683,695
Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	20,569,135	10,710,162
Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	3,497,100	51,165,141
Tencent Holdings Ltd. (Media & Entertainment)†	3,837,700	180,008,779
WuXi AppTec Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	2,040,200	27,325,330
Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	6,728,500	48,827,971
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	21,563,636	53,696,760
ZTO Express Cayman Inc. - ADR (Transportation)	1,854,019	51,004,063

		1,108,353,480

Czech Republic - 0.9%
Komercni banka AS (Banks)†	1,107,268	36,109,718

Egypt - 0.6%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	10,547,014	23,637,154

Hong Kong - 6.0%
AIA Group Ltd. (Insurance)†	11,489,815	112,254,530
ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	3,950,469	39,918,317
Techtronic Industries Co., Ltd. (Capital Goods)†	6,945,301	92,724,053

		244,896,900

India - 10.4%
HDFC Bank Ltd. - ADR (Banks)	896,297	49,484,557
Housing Development Finance Corp., Ltd. (Banks)†	3,821,120	110,016,570
Kotak Mahindra Bank Ltd. (Banks)†	3,122,662	72,539,745

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Institutional Emerging Markets Portfolio Portfolio of Investments (continued) April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 96.0% (continued)
India - 10.4% (continued)
Maruti Suzuki India Ltd. (Automobiles & Components)†	655,483	$65,706,661
Tata Consultancy Services Ltd. (Software & Services)†	2,766,921	127,318,271

		425,065,804

Indonesia - 4.0%
Astra International Tbk PT (Automobiles & Components)†	86,304,900	45,032,705
Bank Central Asia Tbk PT (Banks)†	79,033,165	44,203,211
Bank Rakyat Indonesia Persero Tbk PT (Banks)†	226,677,200	75,344,514

		164,580,430

Italy - 1.5%
Tenaris SA - ADR (Energy)	2,051,858	61,925,074

Kenya - 1.3%
East African Breweries Ltd. (Food Beverage & Tobacco)†	2,772,533	3,451,199
Safaricom plc (Telecommunication Services)†	170,793,627	49,492,301

		52,943,500

Mexico - 7.4%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	886,096	66,226,815
Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	295,944	64,580,900
Grupo Financiero Banorte SAB de CV, Series O (Banks)	12,177,800	80,389,652
Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	26,104,200	92,307,798

		303,505,165

Panama - 0.6%
Copa Holdings SA, Class A (Transportation)*	320,036	24,121,113

Poland - 0.3%
CD Projekt SA (Media & Entertainment)†	502,139	13,572,239

Russia - 0.0%
LUKOIL PJSC - Sponsored ADR (Energy)‡	1,601,095	—
Novatek PJSC - Sponsored GDR, Reg S (Energy)‡	602,214	—
Sberbank of Russia PJSC - Sponsored ADR (Banks)‡	9,147,062	—
Yandex NV, Class A (Media & Entertainment)*‡	1,693,430	—
		—

	Shares	Value

COMMON STOCKS - 96.0% (continued)
South Africa - 2.5%
Discovery Ltd. (Insurance)*†	5,378,653	$51,664,583
Standard Bank Group Ltd. (Banks)†	4,644,598	49,258,009

		100,922,592

South Korea - 9.4%
Coway Co., Ltd. (Consumer Durables & Apparel)†	586,896	32,856,531
LG Household & Health Care Ltd. (Household & Personal Products)†	119,810	85,168,015
NAVER Corp. (Media & Entertainment)†	153,344	34,686,792
NCSoft Corp. (Media & Entertainment)†	62,835	20,953,962
Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	160,072	209,350,527

		383,015,827

Taiwan - 12.1%
Airtac International Group (Capital Goods)†	2,271,633	61,712,781
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	4,246,031	69,197,328
Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	21,117,545	72,249,541
Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	252,000	14,296,451
Silergy Corp. (Semiconductors & Semiconductor Equipment)†	719,122	63,514,484
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	11,747,277	214,270,318

		495,240,903

Thailand - 1.4%
SCB X pcl, Reg S (Banks)†	16,853,870	56,589,637

United Kingdom - 2.5%
Bank of Georgia Group plc (Banks)†	617,791	9,514,265
Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	3,314,423	67,011,793
Network International Holdings plc (Software & Services)*^†	7,327,153	23,804,670

		100,330,728

United States - 2.0%
EPAM Systems Inc. (Software & Services)*	313,416	83,052,106

Total Common Stocks (Cost $3,527,931,835)		$3,917,386,466

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Institutional Emerging Markets Portfolio Portfolio of Investments (continued) April 30, 2022 (unaudited)

	Shares	Value

PREFERRED STOCKS - 3.0%
Brazil - 1.6%
Banco Bradesco SA - ADR, 0.95% (Banks)+	5,686,897	$20,472,832
Itau Unibanco Holding SA - Sponsored ADR, 0.66% (Banks)+	9,548,134	45,735,562

		66,208,394

Colombia - 1.0%
Bancolombia SA - Sponsored ADR, 7.55% (Banks)+	1,098,911	42,604,779

South Korea - 0.4%
Samsung Electronics Co., Ltd. - GDR, Reg S, 2.46% (Technology Hardware & Equipment)+†	12,697	14,737,554

Total Preferred Stocks (Cost $92,650,062)		$123,550,727

SHORT TERM INVESTMENTS - 0.8%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.18% (Money Market Funds)	32,648,234	32,648,234

Total Short Term Investments (Cost $32,648,234)		$32,648,234

Total Investments — 99.8%

(Cost $3,653,230,131)		$4,073,585,427

Other Assets Less Liabilities - 0.2%		7,832,107

Net Assets — 100.0%		$4,081,417,534

Summary of Abbreviations

ADR	American Depositary Receipt

CDI	Chess Depositary Interest

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 3.4% of net assets as of April 30, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investment categorized as level 3 security that is effectively valued at zero. See Note 2 of the Notes to Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets
Automobiles & Components	3.7%
Banks	17.5
Capital Goods	7.3
Consumer Durables & Apparel	6.1
Diversified Financials	1.7
Energy	1.7
Food & Staples Retailing	2.3
Food Beverage & Tobacco	4.5
Household & Personal Products	2.1
Insurance	5.7
Media & Entertainment	6.9
Pharmaceuticals, Biotechnology & Life Sciences	3.7
Real Estate	0.5
Retailing	4.3
Semiconductors & Semiconductor Equipment	7.8
Software & Services	6.1
Technology Hardware & Equipment	8.9
Telecommunication Services	1.2
Transportation	5.3
Utilities	1.7
Money Market Fund	0.8

Total Investments	99.8

Other Assets Less Liabilities	0.2

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Emerging Markets Portfolio Portfolio of Investments April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 96.1%
Brazil - 5.9%
Ambev SA - ADR (Food Beverage & Tobacco)	9,755,085	$28,387,297
B3 SA - Brasil Bolsa Balcao (Diversified Financials)	8,851,509	23,811,946
Cia Brasileira de Distribuicao - ADR (Food & Staples Retailing)	733,321	3,065,282
Localiza Rent a Car SA (Transportation)	3,137,390	33,595,288
Lojas Renner SA (Retailing)*	2,326,888	11,178,024
Magazine Luiza SA (Retailing)*	6,881,868	6,792,851
Ultrapar Participacoes SA (Energy)	1,880,254	4,970,706
WEG SA (Capital Goods)	3,608,848	21,971,566
XP Inc., Class A (Diversified Financials)*	887,025	21,829,685

		155,602,645

China - 27.2%
Alibaba Group Holding Ltd. (Retailing)*†	3,927,437	48,000,352
Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	255,460	24,802,611
Baidu Inc., Class A (Media & Entertainment)*†	1,341,414	21,057,624
China Tourism Group Duty Free Corp., Ltd., Class A (Retailing)†	830,807	22,269,926
Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	366,600	22,184,020
Country Garden Services Holdings Co., Ltd. (Real Estate)†	3,009,930	12,675,871
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	32,918,680	33,521,471
ENN Energy Holdings Ltd. (Utilities)†	3,379,713	44,931,522
Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	6,487,096	26,458,525
Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	4,569,134	15,463,269
JD.com Inc., Class A (Retailing)*†	105,264	3,281,130
Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	1,393,260	6,140,827
Li Ning Co., Ltd. (Consumer Durables & Apparel)†	2,609,000	20,401,718
Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	5,274,768	44,872,043

	Shares	Value

COMMON STOCKS - 96.1% (continued)
China - 27.2% (continued)
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	7,103,880	$45,684,401
Sangfor Technologies Inc., Class A (Software & Services)†	803,800	10,699,640
SF Holding Co., Ltd., Class A (Transportation)†	1,729,700	13,250,217
Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	2,158,710	29,677,355
Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	13,467,792	7,012,557
Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	2,272,144	33,243,135
Tencent Holdings Ltd. (Media & Entertainment)†	2,493,500	116,958,566
WuXi AppTec Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	1,325,600	17,754,366
Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	4,371,750	31,725,300
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	14,010,499	34,888,291
ZTO Express Cayman Inc. - ADR (Transportation)	1,204,605	33,138,684

		720,093,421

Czech Republic - 0.9%
Komercni banka AS (Banks)†	719,421	23,461,429

Egypt - 0.6%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	6,837,211	15,323,030

Hong Kong - 6.0%
AIA Group Ltd. (Insurance)†	7,465,271	72,935,072
ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	2,566,745	25,936,197
Techtronic Industries Co., Ltd. (Capital Goods)†	4,512,860	60,249,465

		159,120,734

India - 10.4%
HDFC Bank Ltd. - ADR (Banks)	582,348	32,151,433
Housing Development Finance Corp., Ltd. (Banks)†	2,482,682	71,480,655
Kotak Mahindra Bank Ltd. (Banks)†	2,028,875	47,130,966

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Emerging Markets Portfolio Portfolio of Investments (continued) April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 96.1% (continued)
India - 10.4% (continued)
Maruti Suzuki India Ltd. (Automobiles & Components)†	425,885	$42,691,391
Tata Consultancy Services Ltd. (Software & Services)†	1,797,741	82,722,013

		276,176,458

Indonesia - 4.0%
Astra International Tbk PT (Automobiles & Components)†	55,565,507	28,993,314
Bank Central Asia Tbk PT (Banks)†	50,883,664	28,459,209
Bank Rakyat Indonesia Persero Tbk PT (Banks)†	145,941,036	48,508,877

		105,961,400

Italy - 1.5%
Tenaris SA - ADR (Energy)	1,333,146	40,234,346

Kenya - 1.3%
East African Breweries Ltd. (Food Beverage & Tobacco)†	1,478,450	1,840,347
Safaricom plc (Telecommunication Services)†	109,961,673	31,864,516

		33,704,863

Mexico - 7.5%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	575,720	43,029,313
Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	192,283	41,959,996
Grupo Financiero Banorte SAB de CV, Series O (Banks)	7,912,174	52,230,856
Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	16,960,615	59,974,909

		197,195,074

Panama - 0.6%
Copa Holdings SA, Class A (Transportation)*	207,936	15,672,136

Poland - 0.3%
CD Projekt SA (Media & Entertainment)†	326,253	8,818,243

Russia - 0.0%
LUKOIL PJSC - Sponsored ADR (Energy)‡	910,483	—
Novatek PJSC - Sponsored GDR, Reg S (Energy)‡	342,744	—
Sberbank of Russia PJSC - Sponsored ADR (Banks)‡	5,203,159	—
Yandex NV, Class A (Media & Entertainment)*‡	968,763	—
		—

	Shares	Value

COMMON STOCKS - 96.1% (continued)
South Africa - 2.5%
Discovery Ltd. (Insurance)*†	3,494,651	$33,567,826
Standard Bank Group Ltd. (Banks)†	3,017,717	32,004,219

		65,572,045

South Korea - 9.4%
Coway Co., Ltd. (Consumer Durables & Apparel)†	381,322	21,347,765
LG Household & Health Care Ltd. (Household & Personal Products)†	77,844	55,336,107
NAVER Corp. (Media & Entertainment)†	99,625	22,535,421
NCSoft Corp. (Media & Entertainment)†	40,826	13,614,490
Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	104,003	136,020,559

		248,854,342

Taiwan - 12.2%
Airtac International Group (Capital Goods)†	1,475,823	40,093,246
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	2,758,846	44,960,758
Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	13,720,146	46,940,790
Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	163,631	9,283,106
Silergy Corp. (Semiconductors & Semiconductor Equipment)†	467,300	41,272,994
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	7,632,147	139,210,352

		321,761,246

Thailand - 1.3%
SCB X pcl, Reg S (Banks)†	10,592,691	35,566,700

United Kingdom - 2.5%
Bank of Georgia Group plc (Banks)†	397,751	6,125,548
Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	2,153,467	43,539,308
Network International Holdings plc (Software & Services)*^†	4,691,994	15,243,488

		64,908,344

United States - 2.0%
EPAM Systems Inc. (Software & Services)*	203,635	53,961,239

Total Common Stocks (Cost $2,114,155,984)		$2,541,987,695

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Emerging Markets Portfolio Portfolio of Investments (continued) April 30, 2022 (unaudited)

	Shares	Value

PREFERRED STOCKS - 3.0%
Brazil - 1.6%
Banco Bradesco SA - ADR, 0.95% (Banks)+	3,661,381	$13,180,971
Itau Unibanco Holding SA - Sponsored ADR, 0.66% (Banks)+	6,203,673	29,715,593

		42,896,564

Colombia - 1.0%
Bancolombia SA - Sponsored ADR, 7.55% (Banks)+	713,991	27,681,431

South Korea - 0.4%
Samsung Electronics Co., Ltd. - GDR, Reg S, 2.46% (Technology Hardware & Equipment)+†	8,250	9,575,870

Total Preferred Stocks (Cost $61,796,504)		$80,153,865

SHORT TERM INVESTMENTS - 1.2%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.18% (Money Market Funds)	31,846,445	31,846,445

Total Short Term Investments (Cost $31,846,445)		$31,846,445

Total Investments — 100.3%

(Cost $2,207,798,933)		$2,653,988,005

Liabilities Less Other Assets - (0.3)%		(7,462,631)

Net Assets — 100.0%		$2,646,525,374

Summary of Abbreviations

ADR	American Depositary Receipt

CDI	Chess Depositary Interest

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 3.5% of net assets as of April 30, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investment categorized as level 3 security that is effectively valued at zero. See Note 2 of the Notes to Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets
Automobiles & Components	3.7%
Banks	17.4
Capital Goods	7.3
Consumer Durables & Apparel	6.1
Diversified Financials	1.7
Energy	1.7
Food & Staples Retailing	2.4
Food Beverage & Tobacco	4.5
Household & Personal Products	2.1
Insurance	5.7
Media & Entertainment	6.9
Pharmaceuticals, Biotechnology & Life Sciences	3.7
Real Estate	0.5
Retailing	4.3
Semiconductors & Semiconductor Equipment	7.9
Software & Services	6.1
Technology Hardware & Equipment	8.9
Telecommunication Services	1.2
Transportation	5.3
Utilities	1.7
Money Market Fund	1.2

Total Investments	100.3

Liabilities Less Other Assets	(0.3)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Frontier Emerging Markets Portfolio Portfolio of Investments April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 94.6%
Bangladesh - 2.7%
GrameenPhone Ltd. (Telecommunication Services)†	147,326	$542,754
Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,785,504	4,652,914

		5,195,668

Colombia - 4.4%
Cementos Argos SA - Sponsored ADR (Materials)#†	137,381	1,042,159
Ecopetrol SA - Sponsored ADR (Energy)	455,980	7,400,555

		8,442,714

Croatia - 0.2%
Ericsson Nikola Tesla (Technology Hardware & Equipment)†	1,700	446,820

Egypt - 5.1%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	2,866,753	6,424,746
Edita Food Industries SAE (Food Beverage & Tobacco)	2,214,224	957,853
Integrated Diagnostics Holdings plc (Health Care Equipment & Services)^†	2,153,737	2,358,137

		9,740,736

Iceland - 1.0%
Marel HF (Capital Goods)^†	363,387	1,885,635

Indonesia - 3.4%
Bank Central Asia Tbk PT (Banks)†	11,642,200	6,511,477

Kazakhstan - 4.7%
Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	454,535	4,442,104
Kaspi.KZ JSC - GDR, Reg S (Diversified Financials)†	72,323	4,597,658

		9,039,762

Kenya - 5.4%
East African Breweries Ltd. (Food Beverage & Tobacco)†	620,700	772,636
Equity Group Holdings plc (Banks)*†	7,704,500	3,187,279
Safaricom plc (Telecommunication Services)†	22,347,550	6,475,837

		10,435,752

Morocco - 2.7%
Itissalat Al-Maghrib (Telecommunication Services)†	156,447	2,103,777

	Shares	Value

COMMON STOCKS - 94.6% (continued)
Morocco - 2.7% (continued)
Societe d’Exploitation des Ports (Transportation)†	108,889	$3,009,900

		5,113,677

Nigeria - 6.2%
Guaranty Trust Holding Co., plc (Banks)	48,903,727	2,828,216
Nestle Nigeria plc (Food Beverage & Tobacco)	1,394,492	4,838,719
Zenith Bank plc (Banks)†	71,417,980	4,216,478

		11,883,413

Pakistan - 0.6%
MCB Bank Ltd. (Banks)†	1,169,700	949,530
Oil & Gas Development Co., Ltd. (Energy)†	515,000	234,322

		1,183,852

Peru - 0.7%
Alicorp SAA (Food Beverage & Tobacco)	750,417	1,001,208
Cementos Pacasmayo SAA (Materials)	222,899	267,188

		1,268,396

Philippines - 18.4%
Bank of the Philippine Islands (Banks)†	2,525,334	4,579,110
BDO Unibank Inc. (Banks)†	1,203,888	2,971,678
International Container Terminal Services Inc. (Transportation)†	780,030	3,195,782
Jollibee Foods Corp. (Consumer Services)†	1,235,780	5,068,529
Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	1,366,430	1,399,798
Security Bank Corp. (Banks)†	896,340	1,765,378
SM Prime Holdings Inc. (Real Estate)†	10,343,500	6,913,745
Universal Robina Corp. (Food Beverage & Tobacco)†	1,763,240	3,455,433
Wilcon Depot Inc. (Retailing)†	11,098,400	5,954,196

		35,303,649

Poland - 0.2%
Allegro.eu SA (Retailing)*^†	61,608	315,247

Romania - 4.6%
Banca Transilvania SA (Banks)†	13,285,442	6,695,241
Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	228,909	2,182,642

		8,877,883

Saudi Arabia - 3.7%
Bupa Arabia for Cooperative Insurance Co. (Insurance)†	41,163	1,821,850
Jarir Marketing Co. (Retailing)†	37,555	1,920,864

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Frontier Emerging Markets Portfolio Portfolio of Investments (continued) April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 94.6% (continued)
Saudi Arabia - 3.7% (continued)
Mouwasat Medical Services Co. (Health Care Equipment & Services)†	51,284	$3,272,159

		7,014,873

Slovenia - 0.9%
Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	18,539	1,757,786

Sri Lanka - 0.0%
Commercial Bank of Ceylon plc (Banks)†	325,315	47,471

Thailand - 0.6%
Home Product Center pcl, Reg S (Retailing)	2,620,494	1,147,662

United Arab Emirates - 5.8%
Agthia Group PJSC (Food Beverage & Tobacco)†	2,119,592	2,465,062
Emaar Properties PJSC (Real Estate)†	5,013,686	8,668,663

		11,133,725

United Kingdom - 3.8%
Baltic Classifieds Group plc (Media & Entertainment)*	1,093,941	1,788,938
Bank of Georgia Group plc (Banks)†	70,511	1,085,902
Network International Holdings plc (Software & Services)*^†	1,121,556	3,643,744
TBC Bank Group plc (Banks)†	54,947	868,933

		7,387,517

United States - 5.4%
EPAM Systems Inc. (Software & Services)*	14,130	3,744,309
Globant SA (Software & Services)*	30,652	6,620,525

		10,364,834

Vietnam - 14.1%
Bank for Foreign Trade of Vietnam JSC (Banks)†	2,265,295	7,964,672
Hoa Phat Group JSC (Materials)†	3,710,762	6,959,233
Sai Gon Cargo Service Corp. (Transportation)†	476,970	3,724,164
Saigon Beer Alcohol Beverage Corp. (Food Beverage & Tobacco)†	460,910	3,244,272
Vietnam Dairy Products JSC (Food Beverage & Tobacco)†	1,614,194	5,210,425

		27,102,766

Total Common Stocks (Cost $151,085,443)		$181,601,315

	Shares	Value

PREFERRED STOCKS - 3.6%
Colombia - 3.6%
Bancolombia SA - Sponsored ADR, 7.55% (Banks)+	177,202	$6,870,122

Total Preferred Stocks (Cost $5,119,667)		$6,870,122

SHORT TERM INVESTMENTS - 1.0%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.18% (Money Market Funds)	1,886,886	1,886,886

Total Short Term Investments (Cost $1,886,886)		$1,886,886

Total Investments — 99.2%

(Cost $158,091,996)		$190,358,323

Other Assets Less Liabilities - 0.8%		1,587,781

Net Assets — 100.0%		$191,946,104

Summary of Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

#

Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 4.3% of net assets as of April 30, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

*	Non-income producing security.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Frontier Emerging Markets Portfolio Portfolio of Investments (continued) April 30, 2022 (unaudited)

Industry	Percentage of Net Assets
Banks	32.1%
Capital Goods	1.0
Consumer Services	2.6
Diversified Financials	2.4
Energy	5.1
Food & Staples Retailing	0.7
Food Beverage & Tobacco	11.4
Health Care Equipment & Services	2.9
Insurance	1.0
Materials	4.3
Media & Entertainment	0.9
Pharmaceuticals, Biotechnology & Life Sciences	3.3
Real Estate	8.1
Retailing	4.9
Software & Services	7.3
Technology Hardware & Equipment	0.2
Telecommunication Services	4.8
Transportation	5.2
Money Market Fund	1.0

Total Investments	99.2

Other Assets Less Liabilities	0.8

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Global Equity Research Portfolio Portfolio of Investments April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 97.5%
Australia - 0.6%
BHP Group Ltd. (Materials)†	676	$22,721
Cochlear Ltd. (Health Care Equipment & Services)†	145	23,297

		46,018

Brazil - 1.8%
Ambev SA - ADR (Food Beverage & Tobacco)	7,484	21,778
B3 SA - Brasil Bolsa Balcao (Diversified Financials)	7,000	18,831
Cia Brasileira de Distribuicao - ADR (Food & Staples Retailing)	2,433	10,170
Localiza Rent a Car SA (Transportation)	2,300	24,628
Magazine Luiza SA (Retailing)*	12,800	12,634
Raia Drogasil SA (Food & Staples Retailing)	2,500	10,584
Ultrapar Participacoes SA - Sponsored ADR (Energy)	6,271	16,744
WEG SA (Capital Goods)	3,500	21,309
XP Inc., Class A (Diversified Financials)*	393	9,672

		146,350

Canada - 1.7%
Alimentation Couche-Tard Inc. (Food & Staples Retailing)	1,400	62,325
Manulife Financial Corp. (Insurance)	4,000	78,216

		140,541

China - 8.2%
Baidu Inc., Class A (Media & Entertainment)*†	1,200	18,838
China Tourism Group Duty Free Corp., Ltd., Class A (Retailing)†	500	13,403
Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	100	6,051
Country Garden Services Holdings Co., Ltd. (Real Estate)†	3,000	12,634
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	15,360	15,641
ENN Energy Holdings Ltd. (Utilities)†	3,700	49,190
Foshan Haitian Flavouring & Food Co., Ltd., Class A (Food Beverage & Tobacco)†	821	10,013
Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	3,600	14,683
Glodon Co., Ltd., Class A (Software & Services)†	2,000	13,720

	Shares	Value

COMMON STOCKS - 97.5% (continued)
China - 8.2% (continued)
Guangzhou Tinci Materials Technology Co., Ltd., Class A (Materials)†	6,200	$68,303
Haier Smart Home Co., Ltd., Class H (Consumer Durables & Apparel)†	4,000	14,296
Haitian International Holdings Ltd. (Capital Goods)†	5,000	12,352
Hangzhou Tigermed Consulting Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	1,500	14,541
Hongfa Technology Co., Ltd., Class A (Capital Goods)*†	2,700	19,395
Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	2,600	14,942
JD.com Inc., Class A (Retailing)*†	414	12,905
Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	2,408	10,613
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	600	14,233
Kweichow Moutai Co., Ltd., Class A (Food Beverage & Tobacco)†	100	27,291
Li Ning Co., Ltd. (Consumer Durables & Apparel)†	1,500	11,730
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	1,100	11,036
Meituan, Class B (Retailing)*^†	1,200	25,757
Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	1,200	10,208
NetEase Inc. - ADR (Media & Entertainment)	205	19,543
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	2,000	12,862
SF Holding Co., Ltd., Class A (Transportation)†	1,900	14,555
Shandong Sinocera Functional Material Co., Ltd., Class A (Materials)†	2,000	9,693
Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	1,350	11,588
Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	1,000	13,748

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Global Equity Research Portfolio Portfolio of Investments (continued) April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 97.5% (continued)
China - 8.2% (continued)
Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	20,000	$10,414
Songcheng Performance Development Co., Ltd., Class A (Consumer Services)†	4,200	7,857
StarPower Semiconductor Ltd., Class A (Semiconductors & Semiconductor Equipment)†	300	15,296
Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	600	8,778
TravelSky Technology Ltd., Class H (Software & Services)†	11,000	16,467
Trip.com Group Ltd. (Consumer Services)*†	514	12,235
Wuliangye Yibin Co., Ltd., Class A (Food Beverage & Tobacco)†	500	12,056
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	1,286	19,613
Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	2,500	18,142
Yonyou Network Technology Co., Ltd., Class A (Software & Services)†	3,500	9,954
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	4,400	10,957
ZTO Express Cayman Inc. - ADR (Transportation)	463	12,737

		658,270

Colombia - 0.9%
Cementos Argos SA (Materials)	9,486	14,392
Ecopetrol SA - Sponsored ADR (Energy)	3,708	60,181

		74,573

Czech Republic - 0.2%
Komercni banka AS (Banks)†	493	16,077

Denmark - 1.1%
Ambu A/S, Class B (Health Care Equipment & Services)†	852	11,198
Chr Hansen Holding A/S (Materials)†	249	19,404
Coloplast A/S, Class B (Health Care Equipment & Services)†	193	26,058

	Shares	Value

COMMON STOCKS - 97.5% (continued)
Denmark - 1.1% (continued)
Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	39	$13,757
Novozymes A/S, Class B (Materials)†	254	17,648

		88,065

Egypt - 0.2%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	6,085	13,637

Finland - 0.3%
Kone OYJ, Class B (Capital Goods)†	211	10,125
Neste OYJ (Energy)†	314	13,498

		23,623

France - 4.5%
Air Liquide SA (Materials)†	330	56,972
Alten SA (Software & Services)†	286	38,305
Dassault Systemes SE (Software & Services)†	650	28,915
IPSOS (Media & Entertainment)†	1,082	51,876
Kering SA (Consumer Durables & Apparel)†	60	31,869
LISI (Capital Goods)†	1,514	33,990
L’Oreal SA (Household & Personal Products)†	49	17,826
Rubis SCA (Utilities)†	1,135	30,179
Safran SA (Capital Goods)†	327	34,802
Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)†	41	13,345
Schneider Electric SE (Capital Goods)†	159	22,646

		360,725

Germany - 3.7%
adidas AG (Consumer Durables & Apparel)†	60	12,221
Allianz SE, Reg S (Insurance)†	230	52,386
Bayerische Motoren Werke AG (Automobiles & Components)†	715	59,201
Bechtle AG (Software & Services)†	246	11,486
Brenntag SE (Capital Goods)†	257	20,055
Carl Zeiss Meditec AG (Bearer) (Health Care Equipment & Services)†	134	16,925
FUCHS PETROLUB SE (Materials)†	685	18,259
HelloFresh SE (Food & Staples Retailing)*†	415	17,748

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Global Equity Research Portfolio Portfolio of Investments (continued) April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 97.5% (continued)
Germany - 3.7% (continued)
Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	438	$12,671
Nemetschek SE (Software & Services)†	198	15,898
SAP SE - Sponsored ADR (Software & Services)	110	11,088
Scout24 SE (Media & Entertainment)^†	235	14,994
Symrise AG (Materials)†	160	19,131
TeamViewer AG (Software & Services)*^†	1,400	16,982

		299,045

Hong Kong - 0.7%
AIA Group Ltd. (Insurance)†	1,600	15,632
ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	1,800	18,189
Techtronic Industries Co., Ltd. (Capital Goods)†	2,000	26,701

		60,522

Iceland - 0.2%
Marel HF (Capital Goods)^†	2,669	13,850

India - 1.3%
Asian Paints Ltd. (Materials)†	460	19,321
HDFC Bank Ltd. - ADR (Banks)	204	11,263
Hero MotoCorp Ltd. (Automobiles & Components)†	419	13,552
Housing Development Finance Corp., Ltd. (Banks)†	426	12,265
ICICI Bank Ltd. - Sponsored ADR (Banks)	1,034	19,687
Kotak Mahindra Bank Ltd. (Banks)†	608	14,124
Tata Consultancy Services Ltd. (Software & Services)†	327	15,047

		105,259

Indonesia - 0.4%
Astra International Tbk PT (Automobiles & Components)†	33,400	17,428
Bank Rakyat Indonesia Persero Tbk PT (Banks)†	53,600	17,816

		35,244

Ireland - 0.2%
Ryanair Holdings plc - Sponsored ADR (Transportation)*	196	17,115

Israel - 0.3%
CyberArk Software Ltd. (Software & Services)*	140	22,000

	Shares	Value

COMMON STOCKS - 97.5% (continued)
Italy - 0.9%
Amplifon SpA (Health Care Equipment & Services)†	387	$15,399
DiaSorin SpA (Health Care Equipment & Services)†	148	19,346
FinecoBank Banca Fineco SpA (Banks)†	1,194	16,449
Reply SpA (Software & Services)†	131	19,221

		70,415

Japan - 7.2%
BML Inc. (Health Care Equipment & Services)†	1,100	28,290
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	600	18,006
Daifuku Co., Ltd. (Capital Goods)†	200	12,345
FANUC Corp. (Capital Goods)†	100	15,467
Fast Retailing Co., Ltd. (Retailing)†	40	18,330
GMO Payment Gateway Inc. (Software & Services)†	200	16,887
Hakuhodo DY Holdings Inc. (Media & Entertainment)†	3,100	36,651
Kakaku.com Inc. (Media & Entertainment)†	500	10,515
Keyence Corp. (Technology Hardware & Equipment)†	40	16,138
Komatsu Ltd. (Capital Goods)†	900	20,191
Kubota Corp. (Capital Goods)†	2,300	39,173
M3 Inc. (Health Care Equipment & Services)†	400	12,879
Makita Corp. (Capital Goods)†	1,200	35,653
MISUMI Group Inc. (Capital Goods)†	700	17,607
Nitori Holdings Co., Ltd. (Retailing)†	400	40,694
Recruit Holdings Co., Ltd. (Commercial & Professional Services)†	300	11,066
Rinnai Corp. (Consumer Durables & Apparel)†	540	34,212
Shimano Inc. (Consumer Durables & Apparel)†	100	17,477
Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	900	50,307
Shiseido Co., Ltd. (Household & Personal Products)†	300	14,138
SMC Corp. (Capital Goods)†	40	19,334
Stanley Electric Co., Ltd. (Automobiles & Components)†	2,600	44,761

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Global Equity Research Portfolio Portfolio of Investments (continued) April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 97.5% (continued)
Japan - 7.2% (continued)
Sugi Holdings Co., Ltd. (Food & Staples Retailing)†	400	$17,204
Sysmex Corp. (Health Care Equipment & Services)†	200	12,953
UT Group Co., Ltd. (Commercial & Professional Services)†	1,100	24,863

		585,141

Kazakhstan - 0.4%
Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	1,120	10,945
Kaspi.KZ JSC - GDR, Reg S (Diversified Financials)†	343	21,805

		32,750

Mexico - 0.5%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	192	14,350
Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	6,800	24,046

		38,396

Netherlands - 0.9%
Adyen NV (Software & Services)*^†	8	13,380
ASM International NV (Semiconductors & Semiconductor Equipment)†	37	11,049
ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	90	50,739

		75,168

Norway - 0.2%
Adevinta ASA (Media & Entertainment)*†	1,658	12,948

Panama - 0.2%
Copa Holdings SA, Class A (Transportation)*	216	16,280

Peru - 0.2%
Credicorp Ltd. (Banks)	126	17,500

Philippines - 1.8%
Bank of the Philippine Islands (Banks)†	12,490	22,648
BDO Unibank Inc. (Banks)†	10,070	24,857
International Container Terminal Services Inc. (Transportation)†	4,970	20,362
Jollibee Foods Corp. (Consumer Services)†	4,720	19,359
Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	10,510	10,767
Security Bank Corp. (Banks)†	8,660	17,056

	Shares	Value

COMMON STOCKS - 97.5% (continued)
Philippines - 1.8% (continued)
SM Prime Holdings Inc. (Real Estate)†	27,500	$18,381
Universal Robina Corp. (Food Beverage & Tobacco)†	6,400	12,542

		145,972

Poland - 0.4%
Allegro.eu SA (Retailing)*^†	3,048	15,596
ING Bank Slaski SA (Banks)†	426	18,898

		34,494

Russia - 0.0%
LUKOIL PJSC - Sponsored ADR (Energy)‡	278	—
Novatek PJSC - Sponsored GDR, Reg S (Energy)‡	89	—
Sberbank of Russia PJSC - Sponsored ADR (Banks)‡	1,278	—
Yandex NV, Class A (Media & Entertainment)*‡	383	—
		—

Saudi Arabia - 0.9%
Bupa Arabia for Cooperative Insurance Co. (Insurance)†	401	17,748
Jarir Marketing Co. (Retailing)†	252	12,889
Mouwasat Medical Services Co. (Health Care Equipment & Services)†	252	16,079
Saudi National Bank (Banks)†	1,118	23,382

		70,098

Singapore - 1.7%
DBS Group Holdings Ltd. (Banks)†	2,418	58,567
Oversea-Chinese Banking Corp., Ltd. (Banks)†	9,224	81,788

		140,355

Slovenia - 0.2%
Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	152	14,247

South Africa - 0.2%
Discovery Ltd. (Insurance)*†	1,831	17,588

South Korea - 0.9%
Cheil Worldwide Inc. (Media & Entertainment)†	1,001	20,007
Coway Co., Ltd. (Consumer Durables & Apparel)†	184	10,301
LG Household & Health Care Ltd. (Household & Personal Products)†	19	13,506
NAVER Corp. (Media & Entertainment)†	55	12,441

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Global Equity Research Portfolio Portfolio of Investments (continued) April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 97.5% (continued)
South Korea - 0.9% (continued)
NCSoft Corp. (Media & Entertainment)†	38	$12,672

		68,927

Spain - 1.7%
Amadeus IT Group SA (Software & Services)*†	248	15,464
Banco Bilbao Vizcaya Argentaria SA (Banks)†	6,148	32,350
Banco Santander SA - Sponsored ADR (Banks)	14,529	41,844
Bankinter SA (Banks)†	8,132	48,018

		137,676

Sweden - 2.4%
Alfa Laval AB (Capital Goods)†	887	24,619
Assa Abloy AB, Class B (Capital Goods)†	664	16,751
Atlas Copco AB, Class A (Capital Goods)†	544	24,636
Epiroc AB, Class A (Capital Goods)†	1,467	29,834
Evolution AB (Consumer Services)^†	112	11,517
Hexagon AB, Class B (Technology Hardware & Equipment)†	1,890	24,437
Intrum AB (Commercial & Professional Services)†	1,097	26,257
Skandinaviska Enskilda Banken AB, Class A (Banks)†	1,670	18,674
Thule Group AB (Consumer Durables & Apparel)^†	390	13,477

		190,202

Switzerland - 2.8%
Alcon Inc. (Health Care Equipment & Services)	661	47,070
Cie Financiere Richemont SA, Class A, Reg S (Consumer Durables & Apparel)†	244	28,363
Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	60	35,226
SGS SA, Reg S (Commercial & Professional Services)†	8	20,544
Sonova Holding AG, Reg S (Health Care Equipment & Services)†	68	24,484
Straumann Holding AG, Reg S (Health Care Equipment & Services)†	150	17,687
Tecan Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	32	9,617
Temenos AG, Reg S (Software & Services)†	174	17,525

	Shares	Value

COMMON STOCKS - 97.5% (continued)
Switzerland - 2.8% (continued)
VAT Group AG (Capital Goods)^†	96	$29,792

		230,308

Taiwan - 1.8%
Advantech Co., Ltd. (Technology Hardware & Equipment)†	999	12,375
Airtac International Group (Capital Goods)†	418	11,356
Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	14,000	31,425
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	600	9,778
Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	4,000	13,685
Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	210	11,914
Silergy Corp. (Semiconductors & Semiconductor Equipment)†	200	17,664
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	2,000	36,480

		144,677

Thailand - 0.3%
SCB X pcl, Reg S (Banks)†	6,200	20,818

Turkey - 0.2%
BIM Birlesik Magazalar AS (Food & Staples Retailing)†	2,570	14,369

United Arab Emirates - 0.5%
Agthia Group PJSC (Food Beverage & Tobacco)†	8,681	10,096
Emaar Properties PJSC (Real Estate)†	18,834	32,564

		42,660

United Kingdom - 5.1%
Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)*†	872	13,609
Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	576	11,646
Compass Group plc (Consumer Services)†	967	20,368
Dechra Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	435	19,679
Diploma plc (Capital Goods)†	1,655	56,615
Grafton Group plc (Capital Goods)†	2,919	35,514
Rathbones Group plc (Diversified Financials)†	1,554	40,831

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Global Equity Research Portfolio Portfolio of Investments (continued) April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 97.5% (continued)
United Kingdom - 5.1% (continued)
Reckitt Benckiser Group plc (Household & Personal Products)†	152	$11,858
Rightmove plc (Media & Entertainment)†	2,075	15,951
Rio Tinto plc (Materials)†	994	70,506
Shell plc - ADR (Energy)	1,324	70,741
Spirax-Sarco Engineering plc (Capital Goods)†	154	23,292
Standard Chartered plc (Banks)†	3,634	24,895

		415,505

United States - 39.8%
Abbott Laboratories (Health Care Equipment & Services)	390	44,265
AbbVie Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	637	93,563
ABIOMED Inc. (Health Care Equipment & Services)*	55	15,762
Accenture plc, Class A (Software & Services)	70	21,025
Adobe Inc. (Software & Services)*	90	35,635
Air Products and Chemicals Inc. (Materials)	66	15,449
Align Technology Inc. (Health Care Equipment & Services)*	32	9,277
Allegion plc (Capital Goods)	136	15,537
Alphabet Inc., Class A (Media & Entertainment)*	34	77,594
Altair Engineering Inc., Class A (Software & Services)*	277	15,047
Amazon.com Inc. (Retailing)*	14	34,799
AMETEK Inc. (Capital Goods)	147	18,560
Amphenol Corp., Class A (Technology Hardware & Equipment)	288	20,592
ANSYS Inc. (Software & Services)*	78	21,504
Apple Inc. (Technology Hardware & Equipment)	260	40,989
Applied Materials Inc. (Semiconductors & Semiconductor Equipment)	615	67,865
Atlassian Corp. plc, Class A (Software & Services)*	46	10,342
Automatic Data Processing Inc. (Software & Services)	92	20,073
BorgWarner Inc. (Automobiles & Components)	1,850	68,135
Bristol-Myers Squibb Co. (Pharmaceuticals, Biotechnology & Life Sciences)	1,086	81,743

	Shares	Value

COMMON STOCKS - 97.5% (continued)
United States - 39.8% (continued)
Broadcom Inc. (Semiconductors & Semiconductor Equipment)	62	$34,372
Cisco Systems Inc. (Technology Hardware & Equipment)	907	44,425
Cognex Corp. (Technology Hardware & Equipment)	230	15,555
Copart Inc. (Commercial & Professional Services)*	542	61,598
Costco Wholesale Corp. (Food & Staples Retailing)	35	18,610
Danaher Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	298	74,837
Deere & Co. (Capital Goods)	180	67,959
Domino’s Pizza Inc. (Consumer Services)	42	14,196
eBay Inc. (Retailing)	259	13,447
Ecolab Inc. (Materials)	84	14,225
Edwards Lifesciences Corp. (Health Care Equipment & Services)*	212	22,425
Elanco Animal Health Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	3,065	77,575
Electronic Arts Inc. (Media & Entertainment)	143	16,881
Emerson Electric Co. (Capital Goods)	188	16,954
EnerSys (Capital Goods)	200	13,092
EPAM Systems Inc. (Software & Services)*	31	8,215
Equifax Inc. (Commercial & Professional Services)	78	15,875
Estee Lauder Cos., Inc., Class A (Household & Personal Products)	58	15,315
Etsy Inc. (Retailing)*	183	17,054
First Republic Bank (Banks)	384	57,300
Gartner Inc. (Software & Services)*	311	90,361
Globant SA (Software & Services)*	74	15,983
Guidewire Software Inc. (Software & Services)*	152	13,215
HEICO Corp. (Capital Goods)	290	40,957
Helmerich & Payne Inc. (Energy)	501	23,061
IDEXX Laboratories Inc. (Health Care Equipment & Services)*	70	30,134
Illumina Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	60	17,799

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Global Equity Research Portfolio Portfolio of Investments (continued) April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 97.5% (continued)
United States - 39.8% (continued)
Intuitive Surgical Inc. (Health Care Equipment & Services)*	63	$15,076
IPG Photonics Corp. (Technology Hardware & Equipment)*	179	16,912
IQVIA Holdings Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	100	21,799
JPMorgan Chase & Co. (Banks)	589	70,303
Linde plc (Materials)†	169	53,969
Malibu Boats Inc., Class A (Consumer Durables & Apparel)*	517	26,000
Mastercard Inc., Class A (Software & Services)	52	18,896
McDonald’s Corp. (Consumer Services)	85	21,179
MercadoLibre Inc. (Retailing)*	12	11,684
Merck & Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	734	65,098
Meta Platforms Inc., Class A (Media & Entertainment)*	270	54,127
Microsoft Corp. (Software & Services)	290	80,481
Monster Beverage Corp. (Food Beverage & Tobacco)*	204	17,479
Neurocrine Biosciences Inc.
(Pharmaceuticals, Biotechnology & Life Sciences)*	445	40,063
NIKE Inc., Class B (Consumer Durables & Apparel)	156	19,453
Ollie’s Bargain Outlet Holdings Inc. (Retailing)*	815	39,161
Palo Alto Networks Inc. (Software & Services)*	52	29,187
PayPal Holdings Inc. (Software & Services)*	161	14,157
Penumbra Inc. (Health Care Equipment & Services)*	62	10,699
Pinterest Inc., Class A (Media & Entertainment)*	566	11,614
Pool Corp. (Retailing)	103	41,738
Procter & Gamble Co. (Household & Personal Products)	137	21,995
Reinsurance Group of America Inc. (Insurance)	430	46,148
Repligen Corp. (Pharmaceuticals, Biotechnology & Life Sciences)*	97	15,252
ResMed Inc. (Health Care Equipment & Services)	81	16,198

	Shares	Value

COMMON STOCKS - 97.5% (continued)
United States - 39.8% (continued)
Rockwell Automation Inc. (Capital Goods)	55	$13,897
Rollins Inc. (Commercial & Professional Services)	1,132	37,967
Roper Technologies Inc. (Software & Services)	47	22,086
Salesforce Inc. (Software & Services)*	130	22,872
Schlumberger NV (Energy)	698	27,229
Sensata Technologies Holding plc (Capital Goods)*	328	14,894
ServiceNow Inc. (Software & Services)*	54	25,817
Signature Bank (Banks)	150	36,337
Starbucks Corp. (Consumer Services)	578	43,142
SVB Financial Group (Banks)*	144	70,220
Synopsys Inc. (Software & Services)*	269	77,146
Teradyne Inc. (Semiconductors & Semiconductor Equipment)	618	65,174
Texas Instruments Inc. (Semiconductors & Semiconductor Equipment)	115	19,579
Thermo Fisher Scientific Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	156	86,255
TJX Cos., Inc. (Retailing)	274	16,791
UnitedHealth Group Inc. (Health Care Equipment & Services)	169	85,945
Vertex Pharmaceuticals Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	307	83,879
Visa Inc., Class A (Software & Services)	76	16,198
Walt Disney Co. (Media & Entertainment)*	98	10,940
Workday Inc., Class A (Software & Services)*	140	28,938
Zoetis Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	261	46,262

		3,209,412

Total Common Stocks (Cost $7,160,146)		$7,866,820

PREFERRED STOCKS - 1.1%
Colombia - 0.2%

Bancolombia SA - Sponsored ADR, 7.55% (Banks)+	360	13,957

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Global Equity Research Portfolio Portfolio of Investments (continued) April 30, 2022 (unaudited)

	Shares	Value

PREFERRED STOCKS - 1.1% (continued)
Germany - 0.1%
Sartorius AG, 0.36% (Health Care Equipment & Services)+†	33	$12,500

South Korea - 0.8%
Samsung Electronics Co., Ltd. - GDR, Reg S, 2.46% (Technology Hardware & Equipment)+†	56	65,000

Total Preferred Stocks (Cost $93,945)		$91,457

SHORT TERM INVESTMENTS - 1.5%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.18% (Money Market Funds)	118,596	118,596

Total Short Term Investments (Cost $118,596)		$118,596

Total Investments — 100.1%

(Cost $7,372,687)		$8,076,873

Liabilities Less Other Assets - (0.1)%		(7,559)

Net Assets — 100.0%		$8,069,314

Summary of Abbreviations

ADR	American Depositary Receipt

CDI	Chess Depositary Interest

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 2.5% of net assets as of April 30, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investment categorized as level 3 security that is effectively valued at zero. See Note 2 of the Notes to Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets
Automobiles & Components	2.7%
Banks	10.2
Capital Goods	10.5
Commercial & Professional Services	2.5
Consumer Durables & Apparel	3.0
Consumer Services	2.0
Diversified Financials	1.1
Energy	2.6
Food & Staples Retailing	2.2
Food Beverage & Tobacco	2.1
Health Care Equipment & Services	6.7
Household & Personal Products	1.2
Insurance	3.0
Materials	5.3
Media & Entertainment	4.9
Pharmaceuticals, Biotechnology & Life Sciences	12.1
Real Estate	0.8
Retailing	4.1
Semiconductors & Semiconductor Equipment	4.7
Software & Services	10.9
Technology Hardware & Equipment	3.6
Transportation	1.4
Utilities	1.0
Money Market Fund	1.5

Total Investments	100.1

Liabilities Less Other Assets	(0.1)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 96.0%
Australia - 1.6%
BHP Group Ltd. (Materials)†	3,859	$129,704
Cochlear Ltd. (Health Care Equipment & Services)†	427	68,605

		198,309

Brazil - 2.8%
Ambev SA - ADR (Food Beverage & Tobacco)	13,956	40,612
B3 SA - Brasil Bolsa Balcao (Diversified Financials)	14,500	39,007
Cia Brasileira de Distribuicao - ADR (Food & Staples Retailing)	6,733	28,144
Localiza Rent a Car SA (Transportation)	4,800	51,399
Magazine Luiza SA (Retailing)*	32,200	31,783
Raia Drogasil SA (Food & Staples Retailing)	10,300	43,605
Ultrapar Participacoes SA - Sponsored ADR (Energy)	16,618	44,370
WEG SA (Capital Goods)	6,200	37,747
XP Inc., Class A (Diversified Financials)*	1,028	25,299

		341,966

Canada - 2.0%
Alimentation Couche-Tard Inc. (Food & Staples Retailing)	2,800	124,650
Manulife Financial Corp. (Insurance)	6,100	119,279

		243,929

China - 10.8%
Baidu Inc., Class A (Media & Entertainment)*†	2,250	35,321
China Tourism Group Duty Free Corp., Ltd., Class A (Retailing)†	1,200	32,166
Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	300	18,154
Country Garden Services Holdings Co., Ltd. (Real Estate)†	7,000	29,479
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	37,600	38,289
ENN Energy Holdings Ltd. (Utilities)†	2,200	29,248
Foshan Haitian Flavouring & Food Co., Ltd., Class A (Food Beverage & Tobacco)†	2,289	27,932
Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	6,800	27,735
Glodon Co., Ltd., Class A (Software & Services)†	3,480	23,873

	Shares	Value

COMMON STOCKS - 96.0% (continued)
China - 10.8% (continued)
Guangzhou Tinci Materials Technology Co., Ltd., Class A (Materials)†	2,000	$22,033
Haier Smart Home Co., Ltd., Class H (Consumer Durables & Apparel)†	10,800	38,599
Haitian International Holdings Ltd. (Capital Goods)†	15,000	37,057
Hangzhou Tigermed Consulting Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	3,300	31,991
Hongfa Technology Co., Ltd., Class A (Capital Goods)*†	4,400	31,606
Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	5,200	29,884
JD.com Inc., Class A (Retailing)*†	1,176	36,656
Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	5,564	24,523
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	1,100	26,093
Kweichow Moutai Co., Ltd., Class A (Food Beverage & Tobacco)†	100	27,292
Li Ning Co., Ltd. (Consumer Durables & Apparel)†	3,500	27,369
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	4,000	40,133
Meituan, Class B (Retailing)*^†	1,800	38,635
Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	3,400	28,924
NetEase Inc. - ADR (Media & Entertainment)	571	54,433
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	6,000	38,585
SF Holding Co., Ltd., Class A (Transportation)†	3,800	29,110
Shandong Sinocera Functional Material Co., Ltd., Class A (Materials)†	5,300	25,686
Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	4,050	34,766
Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	2,000	27,495

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 96.0% (continued)
China - 10.8% (continued)
Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	51,000	$26,555
Songcheng Performance Development Co., Ltd., Class A (Consumer Services)†	11,800	22,076
StarPower Semiconductor Ltd., Class A (Semiconductors & Semiconductor Equipment)†	700	35,691
Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	4,700	68,764
TravelSky Technology Ltd., Class H (Software & Services)†	23,000	34,431
Trip.com Group Ltd. (Consumer Services)*†	1,251	29,779
Wuliangye Yibin Co., Ltd., Class A (Food Beverage & Tobacco)†	1,300	31,345
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	1,790	27,300
Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	4,500	32,656
Yonyou Network Technology Co., Ltd., Class A (Software & Services)†	7,700	21,898
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	11,900	29,633
ZTO Express Cayman Inc. - ADR (Transportation)	1,185	32,599

		1,305,794

Colombia - 0.8%
Cementos Argos SA (Materials)	26,196	39,744
Ecopetrol SA - Sponsored ADR (Energy)	3,334	54,111

		93,855

Czech Republic - 0.4%
Komercni banka AS (Banks)†	1,394	45,460

Denmark - 2.3%
Ambu A/S, Class B (Health Care Equipment & Services)†	1,550	20,373
Chr Hansen Holding A/S (Materials)†	702	54,705
Coloplast A/S, Class B (Health Care Equipment & Services)†	377	50,900

	Shares	Value

COMMON STOCKS - 96.0% (continued)
Denmark - 2.3% (continued)
Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	328	$115,703
Novozymes A/S, Class B (Materials)†	598	41,549

		283,230

Egypt - 0.6%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	30,792	69,009

Finland - 0.5%
Kone OYJ, Class B (Capital Goods)†	601	28,839
Neste OYJ (Energy)†	665	28,588

		57,427

France - 6.8%
Air Liquide SA (Materials)†	723	124,821
Alten SA (Software & Services)†	710	95,093
Dassault Systemes SE (Software & Services)†	887	39,458
IPSOS (Media & Entertainment)†	2,051	98,334
Kering SA (Consumer Durables & Apparel)†	162	86,047
LISI (Capital Goods)†	3,059	68,676
L’Oreal SA (Household & Personal Products)†	100	36,380
Rubis SCA (Utilities)†	3,120	82,957
Safran SA (Capital Goods)†	558	59,387
Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)†	103	33,526
Schneider Electric SE (Capital Goods)†	691	98,415

		823,094

Germany - 8.1%
adidas AG (Consumer Durables & Apparel)†	146	29,737
Allianz SE, Reg S (Insurance)†	507	115,477
Bayerische Motoren Werke AG (Automobiles & Components)†	1,419	117,491
Bechtle AG (Software & Services)†	2,341	109,300
Brenntag SE (Capital Goods)†	1,433	111,827
Carl Zeiss Meditec AG (Bearer) (Health Care Equipment & Services)†	256	32,334
FUCHS PETROLUB SE (Materials)†	2,480	66,106
HelloFresh SE (Food & Staples Retailing)*†	754	32,246

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2022 (unaudited)

	Shares	Value
COMMON STOCKS - 96.0% (continued)
Germany - 8.1% (continued)
Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	3,128	$90,494
Nemetschek SE (Software & Services)†	911	73,145
SAP SE - Sponsored ADR (Software & Services)	717	72,274
Scout24 SE (Media & Entertainment)^†	1,132	72,227
Symrise AG (Materials)†	253	30,251
TeamViewer AG (Software & Services)*^†	2,653	32,180

		985,089

Hong Kong - 2.6%
AIA Group Ltd. (Insurance)†	8,600	84,021
ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	12,600	127,319
Techtronic Industries Co., Ltd. (Capital Goods)†	7,500	100,130

		311,470

Iceland - 0.2%
Marel HF (Capital Goods)^†	5,278	27,388

India - 2.1%
Asian Paints Ltd. (Materials)†	998	41,918
HDFC Bank Ltd. - ADR (Banks)	541	29,869
Hero MotoCorp Ltd. (Automobiles & Components)†	1,194	38,618
Housing Development Finance Corp., Ltd. (Banks)†	1,063	30,606
ICICI Bank Ltd. - Sponsored ADR (Banks)	1,648	31,378
Kotak Mahindra Bank Ltd. (Banks)†	1,697	39,421
Tata Consultancy Services Ltd. (Software & Services)†	892	41,045

		252,855

Indonesia - 0.9%
Astra International Tbk PT (Automobiles & Components)†	122,700	64,023
Bank Rakyat Indonesia Persero Tbk PT (Banks)†	141,200	46,933

		110,956

Ireland - 0.3%
Ryanair Holdings plc - Sponsored ADR (Transportation)*	375	32,745

Israel - 0.3%
CyberArk Software Ltd. (Software & Services)*	241	37,871

	Shares	Value

COMMON STOCKS - 96.0% (continued)
Italy - 1.7%
Amplifon SpA (Health Care Equipment & Services)†	767	$30,520
DiaSorin SpA (Health Care Equipment & Services)†	281	36,732
FinecoBank Banca Fineco SpA (Banks)†	2,153	29,661
Reply SpA (Software & Services)†	729	106,961

		203,874

Japan - 14.9%
BML Inc. (Health Care Equipment & Services)†	2,100	54,008
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	4,200	126,046
Daifuku Co., Ltd. (Capital Goods)†	1,800	111,108
FANUC Corp. (Capital Goods)†	350	54,133
Fast Retailing Co., Ltd. (Retailing)†	70	32,077
GMO Payment Gateway Inc. (Software & Services)†	300	25,331
Hakuhodo DY Holdings Inc. (Media & Entertainment)†	9,090	107,469
Kakaku.com Inc. (Media & Entertainment)†	2,700	56,780
Keyence Corp. (Technology Hardware & Equipment)†	60	24,207
Komatsu Ltd. (Capital Goods)†	4,740	106,337
Kubota Corp. (Capital Goods)†	6,100	103,895
M3 Inc. (Health Care Equipment & Services)†	800	25,758
Makita Corp. (Capital Goods)†	3,900	115,872
MISUMI Group Inc. (Capital Goods)†	4,500	113,187
Nitori Holdings Co., Ltd. (Retailing)†	800	81,388
Recruit Holdings Co., Ltd. (Commercial & Professional Services)†	2,800	103,285
Rinnai Corp. (Consumer Durables & Apparel)†	1,100	69,691
Shimano Inc. (Consumer Durables & Apparel)†	600	104,859
Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,600	89,436
Shiseido Co., Ltd. (Household & Personal Products)†	600	28,275
SMC Corp. (Capital Goods)†	160	77,336
Stanley Electric Co., Ltd. (Automobiles & Components)†	4,415	76,008

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2022 (unaudited)

	Shares	Value
COMMON STOCKS - 96.0% (continued)
Japan - 14.9% (continued)
Sugi Holdings Co., Ltd. (Food & Staples Retailing)†	1,555	$66,880
Sysmex Corp. (Health Care Equipment & Services)†	500	32,383
UT Group Co., Ltd. (Commercial & Professional Services)†	1,000	22,603

		1,808,352

Kazakhstan - 0.6%
Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	3,384	33,072
Kaspi.KZ JSC - GDR, Reg S (Diversified Financials)†	657	41,766

		74,838

Mexico - 0.7%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	655	48,955
Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	11,100	39,251

		88,206

Netherlands - 1.5%
Adyen NV (Software & Services)*^†	16	26,759
ASM International NV (Semiconductors & Semiconductor Equipment)†	172	51,362
ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	192	108,244

		186,365

Norway - 0.2%
Adevinta ASA (Media & Entertainment)*†	3,174	24,787

Panama - 0.2%
Copa Holdings SA, Class A (Transportation)*	404	30,449

Peru - 0.4%
Credicorp Ltd. (Banks)	323	44,861

Philippines - 2.9%
Bank of the Philippine Islands (Banks)†	27,440	49,756
BDO Unibank Inc. (Banks)†	18,870	46,579
International Container Terminal Services Inc. (Transportation)†	14,190	58,136
Jollibee Foods Corp. (Consumer Services)†	8,190	33,591
Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	39,680	40,649
Security Bank Corp. (Banks)†	19,210	37,835

	Shares	Value
COMMON STOCKS - 96.0% (continued)
Philippines - 2.9% (continued)
SM Prime Holdings Inc. (Real Estate)†	83,300	$55,679
Universal Robina Corp. (Food Beverage & Tobacco)†	14,560	28,533

		350,758

Poland - 0.5%
Allegro.eu SA (Retailing)*^†	4,376	22,392
ING Bank Slaski SA (Banks)†	878	38,949

		61,341

Russia - 0.0%
LUKOIL PJSC - Sponsored ADR (Energy)‡	603	—
Novatek PJSC - Sponsored GDR, Reg S (Energy)‡	190	—
Sberbank of Russia PJSC - Sponsored ADR (Banks)‡	3,389	—
Yandex NV, Class A (Media & Entertainment)*‡	541	—
		—

Saudi Arabia - 1.4%
Bupa Arabia for Cooperative Insurance Co. (Insurance)†	1,021	45,189
Jarir Marketing Co. (Retailing)†	724	37,031
Mouwasat Medical Services Co. (Health Care Equipment & Services)†	648	41,346
Saudi National Bank (Banks)†	2,214	46,303

		169,869

Singapore - 2.2%
DBS Group Holdings Ltd. (Banks)†	6,014	145,666
Oversea-Chinese Banking Corp., Ltd. (Banks)†	14,038	124,474

		270,140

Slovenia - 0.2%
Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	303	28,399

South Africa - 0.3%
Discovery Ltd. (Insurance)*†	4,148	39,844

South Korea - 1.3%
Cheil Worldwide Inc. (Media & Entertainment)†	2,148	42,931
Coway Co., Ltd. (Consumer Durables & Apparel)†	524	29,335
LG Household & Health Care Ltd. (Household & Personal Products)†	43	30,567
NAVER Corp. (Media & Entertainment)†	111	25,109

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 96.0% (continued)
South Korea - 1.3% (continued)
NCSoft Corp. (Media & Entertainment)†	105	$35,015

		162,957

Spain - 2.6%
Amadeus IT Group SA (Software & Services)*†	528	32,923
Banco Bilbao Vizcaya Argentaria SA (Banks)†	16,305	85,796
Banco Santander SA - Sponsored ADR (Banks)	34,683	99,887
Bankinter SA (Banks)†	15,831	93,480

		312,086

Sweden - 5.5%
Alfa Laval AB (Capital Goods)†	2,478	68,778
Assa Abloy AB, Class B (Capital Goods)†	4,623	116,629
Atlas Copco AB, Class A (Capital Goods)†	998	45,195
Epiroc AB, Class A (Capital Goods)†	5,084	103,394
Evolution AB (Consumer Services)^†	1,144	117,636
Hexagon AB, Class B (Technology Hardware & Equipment)†	2,300	29,738
Intrum AB (Commercial & Professional Services)†	2,169	51,915
Skandinaviska Enskilda Banken AB, Class A (Banks)†	9,177	102,619
Thule Group AB (Consumer Durables & Apparel)^†	769	26,574

		662,478

Switzerland - 3.9%
Alcon Inc. (Health Care Equipment & Services)	1,774	126,327
Cie Financiere Richemont SA, Class A, Reg S (Consumer Durables & Apparel)†	470	54,634
Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	117	68,690
SGS SA, Reg S (Commercial & Professional Services)†	11	28,248
Sonova Holding AG, Reg S (Health Care Equipment & Services)†	124	44,647
Straumann Holding AG, Reg S (Health Care Equipment & Services)†	290	34,196
Tecan Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	77	23,140
Temenos AG, Reg S (Software & Services)†	306	30,820

	Shares	Value

COMMON STOCKS - 96.0% (continued)
Switzerland - 3.9% (continued)
VAT Group AG (Capital Goods)^†	187	$58,032

		468,734

Taiwan - 2.4%
Advantech Co., Ltd. (Technology Hardware & Equipment)†	2,998	37,137
Airtac International Group (Capital Goods)†	1,046	28,416
Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	21,000	47,138
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	2,000	32,594
Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	9,000	30,792
Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	450	25,529
Silergy Corp. (Semiconductors & Semiconductor Equipment)†	250	22,081
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	4,000	72,960

		296,647

Thailand - 0.4%
SCB X pcl, Reg S (Banks)†	14,400	48,350

Turkey - 0.4%
BIM Birlesik Magazalar AS (Food & Staples Retailing)†	8,225	45,985

United Arab Emirates - 1.2%
Agthia Group PJSC (Food Beverage & Tobacco)†	23,110	26,877
Emaar Properties PJSC (Real Estate)†	70,076	121,161

		148,038

United Kingdom - 7.5%
Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)*†	4,498	70,199
Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	1,463	29,579
Compass Group plc (Consumer Services)†	1,711	36,040
Dechra Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	555	25,108
Diploma plc (Capital Goods)†	3,481	119,080
Grafton Group plc (Capital Goods)†	5,899	71,770
Rathbones Group plc (Diversified Financials)†	2,788	73,253

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 96.0% (continued)
United Kingdom - 7.5% (continued)

Reckitt Benckiser Group plc (Household & Personal Products)†	736	$57,417

Rightmove plc (Media & Entertainment)†	8,008	61,560

Rio Tinto plc (Materials)†	1,782	126,401

Shell plc - ADR (Energy)	2,443	130,529

Spirax-Sarco Engineering plc (Capital Goods)†	248	37,508

Standard Chartered plc (Banks)†	11,266	77,179

		915,623

Total Common Stocks (Cost $11,445,100)		$11,663,428

PREFERRED STOCKS - 1.6%
Colombia - 0.5%

Bancolombia SA - Sponsored ADR, 7.55% (Banks)+	1,364	52,882

Germany - 0.2%

Sartorius AG, 0.36% (Health Care Equipment & Services)+†	70	26,515

South Korea - 0.9%

Samsung Electronics Co., Ltd. - GDR, Reg S, 2.46% (Technology Hardware & Equipment)+†	94	109,107

Total Preferred Stocks (Cost $180,493)		$188,504

SHORT TERM INVESTMENTS - 2.4%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.18% (Money Market Funds)	287,115	287,115

Total Short Term Investments (Cost $287,115)		$287,115

Total Investments — 100.0%

(Cost $11,912,708)		$12,139,047

Other Assets Less Liabilities - 0.0%		5,180

Net Assets — 100.0%		$12,144,227

Summary of Abbreviations

ADR	American Depositary Receipt

CDI	Chess Depositary Interest

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 4.2% of net assets as of April 30, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investment categorized as level 3 security that is effectively valued at zero. See Note 2 of the Notes to Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets

Automobiles & Components	2.6%

Banks	12.1

Capital Goods	16.8

Commercial & Professional Services	1.6

Consumer Durables & Apparel	4.4

Consumer Services	2.1

Diversified Financials	1.4

Energy	2.2

Food & Staples Retailing	3.5

Food Beverage & Tobacco	2.5

Health Care Equipment & Services	5.1

Household & Personal Products	1.2

Insurance	3.7

Materials	5.5

Media & Entertainment	5.2

Pharmaceuticals, Biotechnology & Life Sciences	6.3

Real Estate	1.7

Retailing	2.7

Semiconductors & Semiconductor Equipment	4.9

Software & Services	6.7

Technology Hardware & Equipment	2.6

Transportation	1.9

Utilities	0.9

Money Market Fund	2.4

Total Investments	100.0

Other Assets Less Liabilities	0.0

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Emerging Markets Research Portfolio Portfolio of Investments April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 96.1%
Bangladesh - 0.4%
Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	10,847	$28,267

Brazil - 9.6%
Ambev SA - ADR (Food Beverage & Tobacco)	20,505	59,669
B3 SA - Brasil Bolsa Balcao (Diversified Financials)	45,400	122,133
Cia Brasileira de Distribuicao - ADR (Food & Staples Retailing)	8,181	34,197
Localiza Rent a Car SA (Transportation)	11,900	127,426
Magazine Luiza SA (Retailing)*	68,100	67,219
Raia Drogasil SA (Food & Staples Retailing)	14,100	59,692
Ultrapar Participacoes SA - Sponsored ADR (Energy)	15,872	42,378
WEG SA (Capital Goods)	12,500	76,103
XP Inc., Class A (Diversified Financials)*	3,890	95,733

		684,550

China - 30.8%
Baidu Inc., Class A (Media & Entertainment)*†	2,650	41,600
China Tourism Group Duty Free Corp., Ltd., Class A (Retailing)†	1,700	45,569
Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	600	36,308
Country Garden Services Holdings Co., Ltd. (Real Estate)†	8,000	33,691
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	140,080	142,645
ENN Energy Holdings Ltd. (Utilities)†	4,400	58,496
Foshan Haitian Flavouring & Food Co., Ltd., Class A (Food Beverage & Tobacco)†	2,739	33,421
Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	8,400	34,261
Glodon Co., Ltd., Class A (Software & Services)†	3,400	23,324
Guangzhou Tinci Materials Technology Co., Ltd., Class A (Materials)	10,600	116,776
Haier Smart Home Co., Ltd., Class H (Consumer Durables & Apparel)†	30,400	108,648
Haitian International Holdings Ltd. (Capital Goods)†	15,000	37,057

	Shares	Value

COMMON STOCKS - 96.1% (continued)
China - 30.8% (continued)
Hangzhou Tigermed Consulting Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	3,900	$37,807
Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	3,700	12,522
Hongfa Technology Co., Ltd., Class A (Capital Goods)*†	5,300	38,071
Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	11,300	64,939
JD.com Inc., Class A (Retailing)*†	3,252	101,366
Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	6,480	28,561
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	2,200	52,187
Kweichow Moutai Co., Ltd., Class A (Food Beverage & Tobacco)†	100	27,292
Li Ning Co., Ltd. (Consumer Durables & Apparel)	4,000	31,279
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	3,400	34,113
Meituan, Class B (Retailing)*^†	1,600	34,342
Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	14,300	121,649
NetEase Inc. - ADR (Media & Entertainment)	648	61,774
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	20,000	128,618
Qingdao Haier Biomedical Co., Ltd., Class A (Health Care Equipment & Services)†	2,900	28,172
SF Holding Co., Ltd., Class A (Transportation)†	5,900	45,196
Shandong Sinocera Functional Material Co., Ltd., Class A (Materials)†	6,300	30,532
Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	4,800	41,204
Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	3,000	41,243
Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	123,000	64,045

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Emerging Markets Research Portfolio Portfolio of Investments (continued) April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 96.1% (continued)
China - 30.8% (continued)
Songcheng Performance Development Co., Ltd., Class A (Consumer Services)†	19,100	$35,733
StarPower Semiconductor Ltd., Class A (Semiconductors & Semiconductor Equipment)	1,300	66,284
Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	2,700	39,503
TravelSky Technology Ltd., Class H (Software & Services)†	23,000	34,431
Trip.com Group Ltd. (Consumer Services)*†	2,161	51,441
Wuliangye Yibin Co., Ltd., Class A (Food Beverage & Tobacco)†	1,400	33,756
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	3,727	56,842
Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	6,000	43,541
Yonyou Network Technology Co., Ltd., Class A (Software & Services)†	9,600	27,301
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	14,200	35,360
ZTO Express Cayman Inc. - ADR (Transportation)	1,449	39,862

		2,200,762

Colombia - 1.4%
Cementos Argos SA (Materials)	15,277	23,178
Ecopetrol SA - Sponsored ADR (Energy)	4,717	76,557

		99,735

Czech Republic - 0.3%
Komercni banka AS (Banks)†	706	23,024

Egypt - 0.5%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	15,603	34,968

Iceland - 0.2%
Marel HF (Capital Goods)^†	3,210	16,657

India - 8.5%
Asian Paints Ltd. (Materials)†	1,186	49,815
HDFC Bank Ltd. - ADR (Banks)	2,301	127,038
Hero MotoCorp Ltd. (Automobiles & Components)†	4,698	151,948

	Shares	Value

COMMON STOCKS - 96.1% (continued)
India - 8.5% (continued)
Housing Development Finance Corp., Ltd. (Banks)†	2,467	$71,029
ICICI Bank Ltd. - Sponsored ADR (Banks)	4,058	77,264
Kotak Mahindra Bank Ltd. (Banks)†	1,950	45,299
Max Financial Services Ltd. (Insurance)*†	1,683	16,559
Tata Consultancy Services Ltd. (Software & Services)†	1,502	69,114

		608,066

Indonesia - 1.6%
Astra International Tbk PT (Automobiles & Components)†	116,400	60,736
Bank Rakyat Indonesia Persero Tbk PT (Banks)†	164,300	54,611

		115,347

Kazakhstan - 0.6%
Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	1,819	17,777
Kaspi.KZ JSC - GDR, Reg S (Diversified Financials)†	386	24,538

		42,315

Kenya - 0.2%
Safaricom plc (Telecommunication Services)†	62,300	18,053

Malaysia - 0.5%
Dialog Group Bhd. (Energy)†	63,800	36,536

Mexico - 2.6%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	1,864	139,315
Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	13,300	47,031

		186,346

Morocco - 0.6%
Attijariwafa Bank (Banks)†	430	20,045
Itissalat Al-Maghrib (Telecommunication Services)†	1,491	20,050

		40,095

Pakistan - 0.3%
Oil & Gas Development Co., Ltd. (Energy)†	41,800	19,019

Panama - 0.6%
Copa Holdings SA, Class A (Transportation)*	607	45,750

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Emerging Markets Research Portfolio Portfolio of Investments (continued) April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 96.1% (continued)
Peru - 1.8%
Credicorp Ltd. (Banks)	907	$125,973

Philippines - 4.3%
Bank of the Philippine Islands (Banks)†	13,720	24,878
BDO Unibank Inc. (Banks)†	26,400	65,166
International Container Terminal Services Inc. (Transportation)†	18,410	75,426
Jollibee Foods Corp. (Consumer Services)†	6,330	25,962
Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	16,410	16,811
Security Bank Corp. (Banks)†	10,700	21,074
SM Prime Holdings Inc. (Real Estate)†	88,800	59,355
Universal Robina Corp. (Food Beverage & Tobacco)†	8,270	16,207

		304,879

Poland - 0.7%
Allegro.eu SA (Retailing)*^†	5,182	26,516
ING Bank Slaski SA (Banks)†	505	22,403

		48,919

Romania - 0.7%
Banca Transilvania SA (Banks)†	38,734	19,520
Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	3,372	32,152

		51,672

Russia - 0.0%
LUKOIL PJSC - Sponsored ADR (Energy)‡	1,738	—
Novatek PJSC - Sponsored GDR, Reg S (Energy)‡	531	—
Sberbank of Russia PJSC - Sponsored ADR (Banks)‡	8,719	—
Yandex NV, Class A (Media & Entertainment)*‡	941	—
		—

Saudi Arabia - 2.5%
Bupa Arabia for Cooperative Insurance Co. (Insurance)†	621	27,485
Jarir Marketing Co. (Retailing)†	1,292	66,083
Mouwasat Medical Services Co. (Health Care Equipment & Services)†	471	30,052
Saudi National Bank (Banks)†	2,666	55,756

		179,376

Slovenia - 0.2%
Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	179	16,777

	Shares	Value

COMMON STOCKS - 96.1% (continued)
South Africa - 1.0%
Discovery Ltd. (Insurance)*†	7,600	$73,002

South Korea - 6.8%
Cheil Worldwide Inc. (Media & Entertainment)†	3,865	77,247
Coway Co., Ltd. (Consumer Durables & Apparel)†	1,180	66,060
LG Household & Health Care Ltd. (Household & Personal Products)†	116	82,460
NAVER Corp. (Media & Entertainment)†	567	128,257
NCSoft Corp. (Media & Entertainment)†	405	135,058

		489,082

Taiwan - 11.4%
Advantech Co., Ltd. (Technology Hardware & Equipment)†	5,499	68,117
Airtac International Group (Capital Goods)†	4,800	130,400
ASPEED Technology Inc. (Semiconductors & Semiconductor Equipment)†	550	48,542
Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	31,000	69,585
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	4,000	65,188
Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	41,000	140,273
Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	700	39,712
Silergy Corp. (Semiconductors & Semiconductor Equipment)†	1,350	119,235
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	7,500	136,800

		817,852

Thailand - 2.2%
Bumrungrad Hospital pcl, Reg S (Health Care Equipment & Services)†	11,200	52,485
SCB X pcl, Reg S (Banks)	32,000	107,445

		159,930

Turkey - 0.9%
BIM Birlesik Magazalar AS (Food & Staples Retailing)†	11,148	62,328

United Arab Emirates - 1.5%
Agthia Group PJSC (Food Beverage & Tobacco)†	13,882	16,145

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Emerging Markets Research Portfolio Portfolio of Investments (continued) April 30, 2022 (unaudited)

	Shares	Value
COMMON STOCKS - 96.1% (continued)
United Arab Emirates - 1.5% (continued)
Emaar Properties PJSC (Real Estate)†	53,031	$91,690

		107,835

Vietnam - 3.4%
Bank for Foreign Trade of Vietnam JSC (Banks)†	19,446	68,371
Hoa Phat Group JSC (Materials)†	62,966	118,088
Saigon Beer Alcohol Beverage Corp. (Food Beverage & Tobacco)†	2,320	16,330
Vietnam Dairy Products JSC (Food Beverage & Tobacco)†	11,810	38,121

		240,910

Total Common Stocks (Cost $7,445,437)		$6,878,025

PREFERRED STOCKS - 2.3%
Colombia - 0.6%
Bancolombia SA - Sponsored ADR, 7.55% (Banks)+	1,139	44,159

South Korea - 1.7%
Samsung Electronics Co., Ltd. - GDR, Reg S, 2.46% (Technology Hardware & Equipment)+†	106	123,035

Total Preferred Stocks (Cost $135,581)		$167,194

SHORT TERM INVESTMENTS - 1.1%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.18% (Money Market Funds)	78,718	78,718

Total Short Term Investments (Cost $78,718)		$78,718

Total Investments — 99.5%

(Cost $7,659,736)		$7,123,937

Other Assets Less Liabilities - 0.5%		32,237

Net Assets — 100.0%		$7,156,174

Summary of Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 2.7% of net assets as of April 30, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investment categorized as level 3 security that is effectively valued at zero. See Note 2 of the Notes to Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Emerging Markets Research Portfolio Portfolio of Investments (continued) April 30, 2022 (unaudited)

Industry	Percentage of Net Assets

Automobiles & Components	3.4%

Banks	14.6

Capital Goods	5.9

Consumer Durables & Apparel	6.0

Consumer Services	1.6

Diversified Financials	3.3

Energy	2.9

Food & Staples Retailing	3.1

Food Beverage & Tobacco	6.8

Health Care Equipment & Services	1.5

Household & Personal Products	1.1

Insurance	3.4

Materials	4.7

Media & Entertainment	6.3

Pharmaceuticals, Biotechnology & Life Sciences	5.8

Real Estate	2.6

Retailing	4.8

Semiconductors & Semiconductor Equipment	6.7

Software & Services	2.2

Technology Hardware & Equipment	5.7

Telecommunication Services	0.5

Transportation	4.7

Utilities	0.8

Money Market Fund	1.1

Total Investments	99.5

Other Assets Less Liabilities	0.5

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Chinese Equity Portfolio Portfolio of Investments April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 98.2%
China - 81.2%
Alibaba Group Holding Ltd. (Retailing)*†	11,200	$136,884
ANTA Sports Products Ltd. (Consumer Durables & Apparel)†	5,500	63,254
Baidu Inc., Class A (Media & Entertainment)*†	3,558	55,854
China Tourism Group Duty Free Corp., Ltd., Class A (Retailing)†	4,300	115,262
Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	1,300	78,667
Country Garden Services Holdings Co., Ltd. (Real Estate)†	14,000	58,959
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	78,000	79,428
ENN Energy Holdings Ltd. (Utilities)†	5,500	73,120
Foshan Haitian Flavouring & Food Co., Ltd., Class A (Food Beverage & Tobacco)†	3,399	41,475
Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	10,000	40,786
Haier Smart Home Co., Ltd., Class H (Consumer Durables & Apparel)†	18,000	64,331
Haitian International Holdings Ltd. (Capital Goods)†	45,020	111,221
Hangzhou Tigermed Consulting Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	7,400	71,737
Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	16,600	56,179
Hongfa Technology Co., Ltd., Class A (Capital Goods)*†	4,700	33,761
Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	16,900	97,122
JD.com Inc., Class A (Retailing)*†	3,971	123,778
Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	8,540	37,640
Kweichow Moutai Co., Ltd., Class A (Food Beverage & Tobacco)	300	81,875
Li Ning Co., Ltd. (Consumer Durables & Apparel)	4,500	35,189

	Shares	Value

COMMON STOCKS - 98.2% (continued)
China - 81.2% (continued)
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	8,400	$84,279
Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	11,800	100,382
NetEase Inc. (Media & Entertainment)†	4,300	82,168
Qingdao Haier Biomedical Co., Ltd., Class A (Health Care Equipment & Services)†	4,000	38,857
Sangfor Technologies Inc., Class A (Software & Services)†	2,929	38,989
SF Holding Co., Ltd., Class A (Transportation)†	9,700	74,306
Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	11,900	102,151
Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	8,000	109,982
Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	5,400	79,006
Tencent Holdings Ltd. (Media & Entertainment)†	4,100	192,312
TravelSky Technology Ltd., Class H (Software & Services)†	62,000	92,814
Trip.com Group Ltd. (Consumer Services)*†	2,146	51,084
Wuliangye Yibin Co., Ltd., Class A (Food Beverage & Tobacco)†	1,700	40,989
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	8,560	130,552
Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	15,500	112,482
Yonyou Network Technology Co., Ltd., Class A (Software & Services)†	19,800	56,309
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	40,400	100,602
Zhejiang Shuanghuan Driveline Co., Ltd., Class A (Automobiles & Components)	11,300	32,438

		2,976,224

Hong Kong - 11.1%
AIA Group Ltd. (Insurance)†	14,000	136,779

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Chinese Equity Portfolio Portfolio of Investments April 30, 2022 (unaudited)

	Shares	Value

COMMON STOCKS - 98.2% (continued)

Hong Kong - 11.1% (continued)

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	4,100	$41,429

Budweiser Brewing Co. APAC Ltd. (Food Beverage & Tobacco)^†	14,200	35,521

Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)†	2,000	84,821

Techtronic Industries Co., Ltd. (Capital Goods)†	8,000	106,805

		405,355

Taiwan - 5.9%

Airtac International Group (Capital Goods)†	4,685	127,276

Silergy Corp. (Semiconductors & Semiconductor Equipment)†	1,000	88,322

		215,598

Total Common Stocks (Cost $4,937,375)		$3,597,177

SHORT TERM INVESTMENTS - 1.8%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 0.18% (Money Market Funds)	68,046	68,046

Total Short Term Investments (Cost $68,046)		$68,046

Total Investments — 100.0%

(Cost $5,005,421)		$3,665,223

Liabilities Less Other Assets - (0.0)%		(1,501)

Net Assets — 100.0%		$3,663,722

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 7.1% of net assets as of April 30, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

Industry	Percentage of Net Assets

Automobiles & Components	2.0%

Capital Goods	19.5

Consumer Durables & Apparel	10.2

Consumer Services	1.4

Diversified Financials	2.3

Food Beverage & Tobacco	8.1

Health Care Equipment & Services	1.1

Insurance	3.8

Media & Entertainment	9.0

Pharmaceuticals, Biotechnology & Life Sciences	11.9

Real Estate	1.6

Retailing	10.2

Semiconductors & Semiconductor Equipment	5.8

Software & Services	5.1

Technology Hardware & Equipment	2.2

Transportation	2.0

Utilities	2.0

Money Market Fund	1.8

Total Investments	100.0

Liabilities Less Other Assets	(0.0)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities

April 30, 2022 (Unaudited)

	Global Equity Portfolio	International Equity Portfolio	International Small Companies Portfolio

ASSETS:

Investments (cost $1,082,191,932, $13,995,626,021 and $454,032,855, respectively)	$1,277,280,679	$17,770,003,351	$504,125,692

Dividends and interest receivable	634,461	30,870,014	773,312

Foreign currency (cost $143,460, $6,981,030 and $143,043, respectively)	143,460	6,987,634	143,122

Receivable for investments sold	1,094,073	137,143	805,540

Receivable for Fund shares sold	505,379	15,524,305	1,196,078

Tax reclaims receivable	531,285	29,638,332	373,835

Capital gain tax refund receivable	—	—	5,332

Prepaid expenses	46,675	133,044	27,849

Total Assets:	1,280,236,012	17,853,293,823	507,450,760

LIABILITIES:

Payable to Investment Adviser	(853,456)	(10,262,706)	(411,378)

Payable for investments purchased	(410,973)	(12,074,849)	(4,135,901)

Payable for Fund shares redeemed	(259,958)	(21,034,276)	(96,665)

Payable for directors’ fees and expenses	(12,641)	(160,811)	(4,490)

Payable for distribution fees	—	(202,795)	(28,315)

Deferred capital gains tax	—	—	(212,535)

Other liabilities	(433,664)	(3,826,765)	(175,656)

Total Liabilities	(1,970,692)	(47,562,202)	(5,064,940)

Net Assets	$1,278,265,320	$17,805,731,621	$502,385,820

ANALYSIS OF NET ASSETS:

Paid in capital	$1,068,465,477	$13,817,129,092	$456,823,404

Distributable earnings	209,799,843	3,988,602,529	45,562,416

Net Assets	$1,278,265,320	$17,805,731,621	$502,385,820

Net Assets:

Institutional Class	$963,145,158	$14,530,945,268	$464,641,692

Institutional Class Z	277,597,418	2,961,154,692	—

Investor Class	—	313,631,661	37,744,128

Advisor Class	37,522,744	—	—

Total Shares Outstanding:

Institutional Class (500,000,000, 700,000,000 and 500,000,000, respectively, $.001 par value shares authorized)	27,364,728	588,312,773	26,811,594

Institutional Class Z (200,000,000, 300,000,000 and —, respectively, $.001 par value shares authorized)	7,881,614	119,922,252	—

Investor Class (—, 100,000,000 and 400,000,000, respectively, $.001 par value shares authorized)	—	12,706,838	2,204,559

Advisor Class (400,000,000, — and —, respectively, $.001 par value shares authorized)	1,069,958	—	—

Net Asset Value, Offering Price and Redemption Price Per Share:

Institutional Class	$35.20	$24.70	$17.33

Institutional Class Z	35.22	24.69	—

Investor Class	—	24.68	17.12

Advisor Class	35.07	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities (continued)

April 30, 2022 (Unaudited)

	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio	Frontier Emerging Markets Portfolio

ASSETS:

Investments (cost $3,653,230,131, $2,207,798,933 and $158,091,996, respectively)	$4,073,585,427	$2,653,988,005	$190,358,323

Dividends and interest receivable	3,525,039	2,225,404	127,029

Foreign currency (cost $6,382,265, $845,491 and $2,769,604, respectively)	6,373,894	844,806	2,729,624

Receivable for investments sold	33,668,655	1,095,046	83

Receivable for Fund shares sold	2,389,672	1,503,082	154,527

Tax reclaims receivable	210,220	128,398	1,294

Capital gain tax refund receivable	1,013	—	—

Prepaid expenses	223,050	295,268	48,294

Total Assets:	4,119,976,970	2,660,080,009	193,419,174

LIABILITIES:

Payable to Investment Adviser	(3,473,831)	(2,259,430)	(218,448)

Payable for investments purchased	(207,958)	(154,381)	(391,155)

Payable for Fund shares redeemed	(23,002,212)	(3,626,801)	(14,235)

Payable for directors’ fees and expenses	(43,142)	(24,926)	(1,664)

Payable for distribution fees	—	—	(15,677)

Deferred capital gains tax	(10,360,103)	(5,815,805)	(700,246)

Other liabilities	(1,472,190)	(1,673,292)	(131,645)

Total Liabilities	(38,559,436)	(13,554,635)	(1,473,070)

Net Assets	$4,081,417,534	$2,646,525,374	$191,946,104

ANALYSIS OF NET ASSETS:

Paid in capital	$3,759,187,144	$2,146,959,193	$268,879,652

Distributable earnings	322,230,390	499,566,181	(76,933,548)

Net Assets	$4,081,417,534	$2,646,525,374	$191,946,104

Net Assets:

Institutional Class	$3,585,165,124	$—	$—

Institutional Class I	—	—	80,876,933

Institutional Class II	—	—	103,074,503

Institutional Class Z	496,252,410	—	—

Investor Class	—	—	7,994,668

Advisor Class	—	2,646,525,374	—

Total Shares Outstanding:

Institutional Class (500,000,000, — and —, respectively, $.001 par value shares authorized)	193,170,601	—	—

Institutional Class I (—, — and 400,000,000, respectively, $.001 par value shares authorized)	—	—	10,398,724

Institutional Class II (—, — and 200,000,000, respectively, $.001 par value shares authorized)	—	—	13,159,273

Institutional Class Z (500,000,000, — and —, respectively, $.001 par value shares authorized)	26,669,849	—	—

Investor Class (—, — and 400,000,000, respectively, $.001 par value shares authorized)	—	—	1,032,161

Advisor Class (—, 500,000,000 and —, respectively, $.001 par value shares authorized)	—	58,839,542	—

Net Asset Value, Offering Price and Redemption Price Per Share:

Institutional Class	$18.56	$—	$—

Institutional Class I	—	—	7.78

Institutional Class II	—	—	7.83

Institutional Class Z	18.61	—	—

Investor Class	—	—	7.75

Advisor Class	—	44.98	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities (continued)

April 30, 2022 (Unaudited)

	Global Equity Research Portfolio	International Equity Research Portfolio	Emerging Markets Research Portfolio	Chinese Equity Portfolio

ASSETS:

Investments (cost $7,372,687, $11,912,708, $7,659,736 and $5,005,421, respectively)	$8,076,873	$12,139,047	$7,123,937	$3,665,223

Dividends and interest receivable	14,263	30,166	5,343	8

Foreign currency (cost $950, $2,087, $67,154 and $318, respectively)	950	2,090	66,111	318

Receivable for Fund shares sold	—	3,294	—	—

Tax reclaims receivable	2,543	10,264	97	—

Prepaid offering fees	—	—	—	5,806

Prepaid expenses	18,171	19,328	18,925	19,240
Total Assets:	8,112,800	12,204,189	7,214,413	3,690,595

LIABILITIES:

Payable to Investment Adviser	(4,903)	(7,345)	(6,168)	(2,947)

Payable for investments purchased	(2)	(3)	—	—

Payable for directors’ fees and expenses	(69)	(121)	(54)	(30)

Deferred capital gains tax	(2,966)	(6,762)	(8,687)	—

Other liabilities	(35,546)	(45,731)	(43,330)	(23,896)
Total Liabilities	(43,486)	(59,962)	(58,239)	(26,873)

Net Assets	$8,069,314	$12,144,227	$7,156,174	$3,663,722

ANALYSIS OF NET ASSETS:

Paid in capital	$7,068,048	$11,711,812	$7,793,229	$5,470,854

Distributable earnings	1,001,266	432,415	(637,055)	(1,807,132)

Net Assets	$8,069,314	$12,144,227	$7,156,174	$3,663,722

Net Assets:
Institutional Class	$8,069,314	$12,144,227	$7,156,174	$3,663,722

Total Shares Outstanding:

Institutional Class (400,000,000, 400,000,000, 400,000,000 and 500,000,000, respectively, $.001 par value shares authorized)	660,793	1,149,791	742,173	560,169

Net Asset Value, Offering Price and Redemption Price Per Share:

Institutional Class	$12.21	$10.56	$9.64	$6.54

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations

Six Months Ended April 30, 2022 (unaudited)

	Global Equity Portfolio	International Equity Portfolio	International Small Companies Portfolio	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio

INVESTMENT INCOME

Dividends (net of foreign withholding taxes of $350,553, $10,739,842, $370,254, $5,718,546 and $3,465,315, respectively)	$4,457,616	$228,245,186	$3,486,698	$37,635,042	$22,034,293

Non-cash dividends	508,239	19,316,844	—	6,946,677	3,958,305

Total investment income	4,965,855	247,562,030	3,486,698	44,581,719	25,992,598

EXPENSES

Investment advisory fees (Note 3)	5,784,289	67,498,937	2,651,470	27,021,436	16,074,739

Administration fees (Note 3)	106,211	1,325,318	41,246	370,467	219,147

Distribution fees, Investor Class	—	453,288	54,913	—	—

Custody and accounting fees (Note 3)	93,651	1,238,808	92,904	880,733	507,051

Directors’ fees and expenses	25,132	321,443	8,691	90,807	52,276

Transfer agent fees and expenses (Note 3)	4,699	154,256	1,184	10,515	—

Printing and postage fees	15,528	398,588	10,488	129,297	146,528

State registration filing fees	34,173	80,811	22,052	30,123	31,631

Professional fees	33,705	222,398	30,294	84,971	65,774

Shareholder servicing fees (Note 3)	353,691	7,088,578	210,691	2,085,264	2,242,601

Compliance officers’ fees and expenses (Note 3)	1,889	24,123	649	6,908	3,948

Other fees and expenses	22,846	228,606	9,180	68,222	27,333

Total Expenses	6,475,814	79,035,154	3,133,762	30,778,743	19,371,028

Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	—	—	(4,335)	(174,999)	—

Net expenses	6,475,814	79,035,154	3,129,427	30,603,744	19,371,028

Net investment income (loss)	(1,509,959)	168,526,876	357,271	13,977,975	6,621,570

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss)

Investment transactions	20,553,025	191,676,907	1,471,732	82,056,719	107,251,506

Foreign currency transactions	(64,958)	(1,772,804)	(94,878)	(620,861)	25,702
Net realized gain	20,488,067	189,904,103	1,376,854	81,435,858	107,277,208
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $—, $—, $234,352, $4,584,898 and $3,483,901, respectively)	(429,997,359)	(4,162,650,532)	(135,986,348)	(1,777,997,378)	(1,107,142,428)

Translation of assets and liabilities denominated in foreign currencies	(39,935)	(1,782,470)	(41,631)	362,372	207,116

Net change in unrealized depreciation	(430,037,294)	(4,164,433,002)	(136,027,979)	(1,777,635,006)	(1,106,935,312)

Net realized and unrealized loss	(409,549,227)	(3,974,528,899)	(134,651,125)	(1,696,199,148)	(999,658,104)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(411,059,186)	$(3,806,002,023)	$(134,293,854)	$(1,682,221,173)	$(993,036,534)

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations (continued)

Six Months Ended April 30, 2022 (unaudited)

	Frontier Emerging Markets Portfolio	Global Equity Research Portfolio	International Equity Research Portfolio	Emerging Markets Research Portfolio	Chinese Equity Portfolio

INVESTMENT INCOME

Dividends (net of foreign withholding taxes of $507,010, $6,781, $15,832, $8,168 and $35, respectively)	$2,984,788	$67,766	$125,784	$67,421	$8,610

Non-cash dividends	—	—	—	—	6,238

Total investment income	2,984,788	67,766	125,784	67,421	14,848

EXPENSES

Investment advisory fees (Note 3)	1,382,014	31,859	48,555	41,322	18,681

Administration fees (Note 3)	18,269	5,551	5,861	5,497	5,344

Distribution fees, Investor Class	10,832	—	—	—	—

Custody and accounting fees (Note 3)	124,970	5,292	6,075	8,696	4,947

Directors’ fees and expenses	3,265	149	212	140	52

Transfer agent fees and expenses (Note 3)	1,142	236	271	255	385

Printing and postage fees	3,737	132	201	122	230

State registration filing fees	22,551	10,653	11,021	10,697	8,311

Professional fees	25,360	19,947	19,986	24,045	14,004

Shareholder servicing fees (Note 3)	33,596	—	461	54	111

Compliance officers’ fees and expenses (Note 3)	247	11	16	11	4

Offering fees	—	—	—	—	26,123

Other fees and expenses	7,643	1,973	2,013	1,968	2,106

Total Expenses	1,633,626	75,803	94,672	92,807	80,298

Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(109,503)	(39,393)	(42,649)	(45,287)	(57,684)

Net expenses	1,524,123	36,410	52,023	47,520	22,614

Net investment income (loss)	1,460,665	31,356	73,761	19,901	(7,766)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) Investment transactions	608,807	282,799	279,144	(82,383)	(269,831)

Foreign currency transactions	(38,289)	(1,389)	(2,691)	(2,761)	(490)

Net realized gain (loss)	570,518	281,410	276,453	(85,144)	(270,321)
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $(186,485), $1,990, $4,627, $6,311 and $—, respectively)	(29,556,558)	(1,996,501)	(3,150,558)	(1,628,182)	(1,181,079)

Translation of assets and liabilities denominated in foreign currencies	6,830	(535)	(1,579)	116	—

Net change in unrealized depreciation	(29,549,728)	(1,997,036)	(3,152,137)	(1,628,066)	(1,181,079)

Net realized and unrealized loss	(28,979,210)	(1,715,626)	(2,875,684)	(1,713,210)	(1,451,400)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(27,518,545)	$(1,684,270)	$(2,801,923)	$(1,693,309)	$(1,459,166)

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets

For the Six Months Ended April 30, 2022 (unaudited) and the Fiscal Year Ended October 31, 2021

	Global Equity Portfolio		International Equity Portfolio		International Small Companies Portfolio
	2022	2021	2022	2021	2022	2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income (loss)	$(1,509,959)	$(4,545,036)	$168,526,876	$241,579,583	$357,271	$1,338,454

Net realized gain on investments and foreign currency transactions	20,488,067	250,426,555	189,904,103	792,159,294	1,376,854	20,518,770

Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(430,037,294)	230,188,057	(4,164,433,002)	3,879,532,363	(136,027,979)	111,531,955

Net increase (decrease) in net assets resulting from operations	(411,059,186)	476,069,576	(3,806,002,023)	4,913,271,240	(134,293,854)	133,389,179

DISTRIBUTIONS TO SHAREHOLDERS:

Institutional Class	(185,635,345)	(65,209,713)	(444,803,839)	(123,781,067)	(16,184,086)	(609,752)

Institutional Class Z	(50,280,731)	(17,916,242)	(81,696,227)	(21,728,233)	—	—

Investor Class	—	—	(8,326,347)	(1,685,707)	(1,329,708)	(12,869)

Advisor Class	(7,355,600)	(3,368,857)	—	—	—	—

Total distributions to shareholders	(243,271,676)	(86,494,812)	(534,826,413)	(147,195,007)	(17,513,794)	(622,621)

TRANSACTIONS IN SHARES OF COMMON STOCK

Institutional Class	105,402,848	18,309,218	(150,824,810)	646,601,165	54,740,734	92,733,830

Institutional Class Z	35,268,903	7,371,412	403,753,690	422,221,016	—	—

Investor Class	—	—	(19,158,512)	(21,699,734)	(199,478)	(2,710,589)

Advisor Class	3,742,179	(13,246,523)	—	—	—	—

Net Increase in net assets from portfolio share transactions	144,413,930	12,434,107	233,770,368	1,047,122,447	54,541,256	90,023,241

NET INCREASE (DECREASE) IN NET ASSETS	(509,916,932)	402,008,871	(4,107,058,068)	5,813,198,680	(97,266,392)	222,789,799

NET ASSETS

At beginning of period	1,788,182,252	1,386,173,381	21,912,789,689	16,099,591,009	599,652,212	376,862,413

At end of period	$1,278,265,320	$1,788,182,252	$17,805,731,621	$21,912,789,689	$502,385,820	$599,652,212

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Six Months Ended April 30, 2022 (unaudited) and the Fiscal Year Ended October 31, 2021

	Institutional Emerging Markets Portfolio		Emerging Markets Portfolio		Frontier Emerging Markets Portfolio
	2022	2021	2022	2021	2022	2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$13,977,975	$23,198,946	$6,621,570	$7,726,216	$1,460,665	$2,035,958

Net realized gain on investments and foreign currency transactions	81,435,858	130,998,582	107,277,208	320,983,925	570,518	18,982,850

Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(1,777,635,006)	1,003,016,842	(1,106,935,312)	482,938,965	(29,549,728)	39,990,501

Net increase (decrease) in net assets resulting from operations	(1,682,221,173)	1,157,214,370	(993,036,534)	811,649,106	(27,518,545)	61,009,309

DISTRIBUTIONS TO

SHAREHOLDERS:

Institutional Class	(39,642,558)	(23,061,824)	—	—	—	—

Institutional Class I	—	—	—	—	(756,883)	(1,305,371)

Institutional Class II	—	—	—	—	(1,026,818)	(2,278,483)

Institutional Class Z	(5,159,015)	(3,583,856)	—	—	—	—

Investor Class	—	—	—	—	(44,023)	(146,250)

Advisor Class	—	—	(289,296,570)	(14,604,731)	—	—

Total distributions to shareholders	(44,801,573)	(26,645,680)	(289,296,570)	(14,604,731)	(1,827,724)	(3,730,104)

TRANSACTIONS IN SHARES OF COMMON STOCK

Institutional Class	(663,986,081)	(72,145,922)	—	—	—	—

Institutional Class I	—	—	—	—	(3,553,081)	1,089,776

Institutional Class II	—	—	—	—	1,026,818	(31,446,987)

Institutional Class Z	(21,459,680)	(38,875,745)	—	—	—	—

Investor Class	—	—	—	—	(317,165)	(3,400,547)

Advisor Class	—	—	115,527,631	(722,922,763)	—	—

Net Increase (Decrease) in net assets from portfolio share transactions	(685,445,761)	(111,021,667)	115,527,631	(722,922,763)	(2,843,428)	(33,757,758)

NET INCREASE (DECREASE) IN NET ASSETS	(2,412,468,507)	1,019,547,023	(1,166,805,473)	74,121,612	(32,189,697)	23,521,447

NET ASSETS

At beginning of period	6,493,886,041	5,474,339,018	3,813,330,847	3,739,209,235	224,135,801	200,614,354

At end of period	$4,081,417,534	$6,493,886,041	$2,646,525,374	$3,813,330,847	$191,946,104	$224,135,801

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Six Months Ended April 30, 2022 (unaudited) and the Fiscal Year Ended October 31, 2021

	Global Equity Research Portfolio		International Equity Research Portfolio		Emerging Markets Research Portfolio
	2022	2021	2022	2021	2022	2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$31,356	$61,559	$73,761	$149,982	$19,901	$68,200

Net realized gain (loss) on investments and foreign currency transactions	281,410	993,321	276,453	1,549,600	(85,144)	771,316

Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(1,997,036)	1,413,992	(3,152,137)	1,625,603	(1,628,066)	564,118

Net increase (decrease) in net assets resulting from operations	(1,684,270)	2,468,872	(2,801,923)	3,325,185	(1,693,309)	1,403,634

DISTRIBUTIONS TO SHAREHOLDERS:

Institutional Class	(1,055,667)	(217,846)	(1,698,835)	(489,632)	(819,048)	(134,267)

Total distributions to shareholders	(1,055,667)	(217,846)	(1,698,835)	(489,632)	(819,048)	(134,267)

TRANSACTIONS IN SHARES OF COMMON STOCK

Institutional Class	952,862	218,347	1,350,214	(34,784)	603,964	428,228

Net Increase (Decrease) in net assets from portfolio share transactions	952,862	218,347	1,350,214	(34,784)	603,964	428,228

NET INCREASE (DECREASE) IN NET ASSETS	(1,787,075)	2,469,373	(3,150,544)	2,800,769	(1,908,393)	1,697,595

NET ASSETS

At beginning of period	9,856,389	7,387,016	15,294,771	12,494,002	9,064,567	7,366,972

At end of period	$8,069,314	$9,856,389	$12,144,227	$15,294,771	$7,156,174	$9,064,567

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Six Months Ended April 30, 2022 (unaudited) and the Fiscal Year Ended October 31, 2021

		Chinese Equity Portfolio
	2022		2021(1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment loss	$(7,766)		$(7,935)

Net realized loss on investments and foreign currency transactions	(270,321)		(171,141)

Net change in unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,181,079)		(159,119)

Net decrease in net assets resulting from operations	(1,459,166)		(338,195)

DISTRIBUTIONS TO SHAREHOLDERS:

Institutional Class	(11,045)		—

Total distributions to shareholders	(11,045)		—

TRANSACTIONS IN SHARES OF COMMON STOCK

Institutional Class	1,191,628		4,280,500

Net Increase in net assets from portfolio share transactions	1,191,628		4,280,500

NET INCREASE (DECREASE) IN NET ASSETS	(278,583)		3,942,305

NET ASSETS

At beginning of period	3,942,305		—

At end of period	$3,663,722		$3,942,305

(1)	For the period from December 16, 2020 (commencement of operations) through October 31, 2021.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights

For the Six Months Ended April 30, 2022 (unaudited) and the Fiscal Year Ended October 31

	Global Equity Portfolio Institutional Class
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$53.93		$42.41	$35.38	$35.68	$40.84	$32.53

Increase (Decrease) in Net Assets from Operations

Net investment income (loss)(1)	(0.04)		(0.14)	(0.06)	0.09	0.13	0.09

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(11.28)		14.30	7.33	3.45	(0.13)	8.74
Net increase (decrease) from investment operations	(11.32)		14.16	7.27	3.54	—	8.83

Distributions to Shareholders from:

Net investment income	—		—	(0.24)	(0.12)	(0.14)	(0.13)

Net realized gain from investments	(7.41)		(2.64)	—	(3.72)	(5.02)	(0.39)
Total distributions	(7.41)		(2.64)	(0.24)	(3.84)	(5.16)	(0.52)

Net asset value, end of period	$35.20		$53.93	$42.41	$35.38	$35.68	$40.84

Total Return	(23.95	)%(A)	34.57%	20.63%	11.86%	(0.35)%	27.58%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$963,145		$1,354,918	$1,043,741	$684,764	$619,347	$790,097

Expenses to average net assets	0.84	%(B)	0.88%	0.92%	0.93%	0.94%	0.93%

Expenses to average net assets (net of fees waived/reimbursed)	0.84	%(B)	0.88%	0.92%	0.93%	0.94%	0.93%

Net investment income (loss) to average net assets	(0.20	)%(B)	(0.28)%	(0.15)%	0.28%	0.34%	0.25%

Portfolio turnover rate	25	%(A)	59%	63%	39%	42%	33%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2022 (unaudited) and the Fiscal Year Ended October 31

	Global Equity Portfolio Institutional Class Z
	2022		2021	2020	2019	2018	2017(1)(2)
Net asset value, beginning of period	$53.95		$42.39	$35.36	$35.67	$40.84	$39.33

Increase (Decrease) in Net Assets from Operations

Net investment income (loss)(3)	(0.03)		(0.10)	(0.02)	0.11	0.17	(0.01)

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(11.29)		14.30	7.31	3.44	(0.15)	1.52
Net increase (decrease) from investment operations	(11.32)		14.20	7.29	3.55	0.02	1.51

Distributions to Shareholders from:

Net investment income	—		—	(0.26)	(0.14)	(0.17)	—

Net realized gain from investments	(7.41)		(2.64)	—	(3.72)	(5.02)	—
Total distributions	(7.41)		(2.64)	(0.26)	(3.86)	(5.19)	—

Net asset value, end of period	$35.22		$53.95	$42.39	$35.36	$35.67	$40.84

Total Return	(23.94	)%(A)	34.66%	20.76%	11.89%	(0.26)%	3.80	%(A)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$277,597		$379,781	$289,320	$229,355	$140,359	$46,493

Expenses to average net assets	0.79	%(B)	0.81%	0.85%	0.88%	0.91%	1.21	%(B)

Expenses to average net assets (net of fees waived/reimbursed)	0.79	%(B)	0.80%	0.84%	0.88%	0.90%	0.90	%(B)

Net investment income (loss) to average net assets	(0.15	)%(B)	(0.20)%	(0.05)%	0.32%	0.43%	(0.05	)%(B)

Portfolio turnover rate	25	%(A)	59%	63%	39%	42%	33	%(A)

(A)	Not Annualized.

(B)	Annualized.

(1)	For the period from August 1, 2017 (commencement of class operations) through October 31, 2017.

(2)	All per share amounts and net asset values have been adjusted as a result of the reverse share split effected after the close of business on December 1, 2017.

(3)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2022 (unaudited) and the Fiscal Year Ended October 31

	Global Equity Portfolio Advisor Class
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$53.82		$42.41	$35.30	$35.60	$40.78	$32.47

Increase (Decrease) in Net Assets from Operations

Net investment income (loss)(1)	(0.09)		(0.24)	(0.12)	0.03	0.07	0.01

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(11.25)		14.29	7.33	3.43	(0.15)	8.73
Net increase (decrease) from investment operations	(11.34)		14.05	7.21	3.46	(0.08)	8.74

Distributions to Shareholders from:

Net investment income	—		—	(0.10)	(0.04)	(0.08)	(0.04)

Net realized gain from investments	(7.41)		(2.64)	—	(3.72)	(5.02)	(0.39)
Total distributions	(7.41)		(2.64)	(0.10)	(3.76)	(5.10)	(0.43)

Net asset value, end of period	$35.07		$53.82	$42.41	$35.30	$35.60	$40.78

Total Return	(24.03	)%(A)	34.28%	20.47%	11.60%	(0.57)%	27.28%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$37,523		$53,483	$53,112	$48,181	$90,567	$75,244

Expenses to average net assets	1.04	%(B)	1.09%	1.11%	1.12%	1.14%	1.14%

Expenses to average net assets (net of fees waived/reimbursed)	1.04	%(B)	1.09%	1.11%	1.12%	1.14%	1.14%

Net investment income (loss) to average net assets	(0.40	)%(B)	(0.48)%	(0.32)%	0.09%	0.18%	0.02%

Portfolio turnover rate	25	%(A)	59%	63%	39%	42%	33%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2022 (unaudited) and the Fiscal Year Ended October 31

	International Equity Portfolio Institutional Class
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$30.69		$23.76	$22.72	$20.74	$22.64	$18.37

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.23		0.34	0.23	0.29	0.31	0.23

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(5.47)		6.80	1.19	1.98	(1.83)	4.22
Net increase (decrease) from investment operations	(5.24)		7.14	1.42	2.27	(1.52)	4.45

Distributions to Shareholders from:

Net investment income	(0.43)		(0.21)	(0.38)	(0.29)	(0.20)	(0.18)

Net realized gain from investments	(0.32)		—	—	—	(0.18)	—
Total distributions	(0.75)		(0.21)	(0.38)	(0.29)	(0.38)	(0.18)

Net asset value, end of period	$24.70		$30.69	$23.76	$22.72	$20.74	$22.64

Total Return	(17.46	)%(A)	30.16%	6.25%	11.19%	(6.86)%	24.47%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$14,530,945		$18,268,498	$13,596,900	$13,766,876	$11,995,592	$11,107,736

Expenses to average net assets	0.79	%(B)	0.80%	0.81%	0.81%	0.81%	0.82%

Expenses to average net assets (net of fees waived/reimbursed)	0.79	%(B)	0.80%	0.81%	0.81%	0.81%	0.82%

Net investment income to average net assets	1.64	%(B)	1.17%	1.01%	1.35%	1.34%	1.22%

Portfolio turnover rate	8	%(A)	14%	17%	30%	10%	12%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2022 (unaudited) and the Fiscal Year Ended October 31

	International Equity Portfolio Institutional Class Z
	2022		2021	2020	2019	2018	2017(1)(2)
Net asset value, beginning of period	$30.69		$23.76	$22.72	$20.75	$22.64	$21.35

Increase (Decrease) in Net Assets from Operations

Net investment income(3)	0.25		0.37	0.25	0.30	0.40	0.02

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(5.48)		6.79	1.18	1.98	(1.90)	1.27
Net increase (decrease) from investment operations	(5.23)		7.16	1.43	2.28	(1.50)	1.29

Distributions to Shareholders from:

Net investment income	(0.45)		(0.23)	(0.39)	(0.31)	(0.21)	—

Net realized gain from investments	(0.32)		—	—	—	(0.18)	—
Total distributions	(0.77)		(0.23)	(0.39)	(0.31)	(0.39)	—

Net asset value, end of period	$24.69		$30.69	$23.76	$22.72	$20.75	$22.64

Total Return	(17.42	)%(A)	30.25%	6.32%	11.29%	(6.79)%	6.00	%(A)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$2,961,155		$3,235,428	$2,165,343	$1,938,763	$1,342,804	$166,923

Expenses to average net assets	0.70	%(B)	0.72%	0.73%	0.75%	0.74%	0.99	%(B)

Expenses to average net assets (net of fees waived/reimbursed)	0.70	%(B)	0.72%	0.73%	0.75%	0.74%	0.80	%(B)

Net investment income to average net assets	1.79	%(B)	1.25%	1.08%	1.42%	1.77%	0.33	%(B)

Portfolio turnover rate	8	%(A)	14%	17%	30%	10%	12	%(A)

(A)	Not Annualized.

(B)	Annualized.

(1)	All per share amounts and net asset values have been adjusted as a result of the reverse share split effected after the close of business on December 1, 2017.

(2)	For the period from July 17, 2017 (commencement of operations) through October 31, 2017.

(3)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2022 (unaudited) and the Fiscal Year Ended October 31

	International Equity Portfolio Investor Class
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$30.61		$23.70	$22.66	$20.65	$22.55	$18.30

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.19		0.24	0.16	0.22	0.21	0.19

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(5.47)		6.80	1.18	1.98	(1.80)	4.18
Net increase (decrease) from investment operations	(5.28)		7.04	1.34	2.20	(1.59)	4.37

Distributions to Shareholders from:

Net investment income	(0.33)		(0.13)	(0.30)	(0.19)	(0.13)	(0.12)

Net realized gain from investments	(0.32)		—	—	—	(0.18)	—
Total distributions	(0.65)		(0.13)	(0.30)	(0.19)	(0.31)	(0.12)

Net asset value, end of period	$24.68		$30.61	$23.70	$22.66	$20.65	$22.55

Total Return	(17.58	)%(A)	29.74%	5.91%	10.79%	(7.16)%	24.04%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$313,632		$408,864	$337,348	$395,339	$411,712	$644,243

Expenses to average net assets	1.09	%(B)	1.12%	1.13%	1.13%	1.14%	1.14%

Expenses to average net assets (net of fees waived/reimbursed)	1.09	%(B)	1.12%	1.13%	1.13%	1.14%	1.14%

Net investment income to average net assets	1.34	%(B)	0.83%	0.69%	1.03%	0.92%	0.95%

Portfolio turnover rate	8	%(A)	14%	17%	30%	10%	12%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2022 (unaudited) and the Fiscal Year Ended October 31

	International Small Companies Portfolio Institutional Class
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$22.80		$17.14	$15.64	$15.29	$16.67	$13.72

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.02		0.06	0.08	0.12	0.13	0.11

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(4.82)		5.63	1.53	1.24	(1.30)	3.41
Net increase (decrease) from investment operations	(4.80)		5.69	1.61	1.36	(1.17)	3.52

Distributions to Shareholders from:

Net investment income	(0.06)		(0.03)	(0.11)	(0.13)	(0.06)	(0.16)

Net realized gain from investments	(0.61)		—	—	(0.88)	(0.15)	(0.41)
Total distributions	(0.67)		(0.03)	(0.11)	(1.01)	(0.21)	(0.57)

Net asset value, end of period	$17.33		$22.80	$17.14	$15.64	$15.29	$16.67

Total Return	(21.55	)%(A)	33.16%	10.34%	10.14%	(7.15)%	26.98%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$464,642		$549,895	$337,166	$272,252	$151,283	$144,170

Expenses to average net assets	1.10	%(B)	1.16%	1.34%	1.38%	1.39%	1.41%

Expenses to average net assets (net of fees waived/reimbursed)	1.10	%(B)	1.14%	1.15%	1.15%	1.15%	1.15%

Net investment income to average net assets	0.15	%(B)	0.29%	0.50%	0.78%	0.75%	0.72%

Portfolio turnover rate	14	%(A)	13%	30%	37%	52%	19%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2022 (unaudited) and the Fiscal Year Ended October 31

	International Small Companies Portfolio Investor Class
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$22.51		$16.94	$15.48	$15.16	$16.55	$13.64

Increase (Decrease) in Net Assets from Operations

Net investment income (loss)(1)	(0.02)		— (2)	0.04	0.09	0.10	0.05

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(4.76)		5.58	1.51	1.21	(1.29)	3.42
Net increase (decrease) from investment operations	(4.78)		5.58	1.55	1.30	(1.19)	3.47

Distributions to Shareholders from:

Net investment income	(0.01)		(0.01)	(0.09)	(0.10)	(0.05)	(0.15)

Net realized gain from investments	(0.60)		—	—	(0.88)	(0.15)	(0.41)
Total distributions	(0.61)		(0.01)	(0.09)	(0.98)	(0.20)	(0.56)

Net asset value, end of period	$17.12		$22.51	$16.94	$15.48	$15.16	$16.55

Total Return	(21.69	)%(A)	32.84%	10.07%	9.82%	(7.35)%	26.71%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$37,744		$49,757	$39,696	$57,095	$57,912	$50,292

Expenses to average net assets	1.42	%(B)	1.50%	1.67%	1.70%	1.75%	1.80%

Expenses to average net assets (net of fees waived/reimbursed)	1.40	%(B)	1.40%	1.40%	1.40%	1.40%	1.40%

Net investment income to average net assets	(0.17	)%(B)	0.01%	0.28%	0.63%	0.58%	0.37%

Portfolio turnover rate	14	%(A)	13%	30%	37%	52%	19%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

(2)	Amount was less than $0.005 per share.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2022 (unaudited) and the Fiscal Year Ended October 31

	Institutional Emerging Markets Portfolio Institutional Class
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$25.59		$21.23	$21.25	$18.43	$21.94	$17.65

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.06		0.09	0.12	0.24	0.19	0.19

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(6.91)		4.37	0.19	2.76	(3.53)	4.20
Net increase (decrease) from investment operations	(6.85)		4.46	0.31	3.00	(3.34)	4.39

Distributions to Shareholders from:

Net investment income	(0.18)		(0.10)	(0.33)	(0.18)	(0.17)	(0.10)

Net asset value, end of period	$18.56		$25.59	$21.23	$21.25	$18.43	$21.94

Total Return	(26.94	)%(A)	21.03%	1.38%	16.43%	(15.33)%	25.08%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$3,585,165		$5,774,486	$4,847,707	$4,864,702	$3,978,321	$4,386,511

Expenses to average net assets	1.10	%(B)	1.22%	1.28%	1.27%	1.27%	1.28%

Expenses to average net assets (net of fees waived/reimbursed)	1.10	%(B)	1.15%	1.28%	1.27%	1.27%	1.28%

Net investment income to average net assets	0.49	%(B)	0.33%	0.59%	1.18%	0.84%	0.97%

Portfolio turnover rate	8	%(A)	13%	23%	17%	24%	17%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2022 (unaudited) and the Fiscal Year Ended October 31

	Institutional Emerging Markets Portfolio Institutional Class Z
	2022		2021	2020	2019	2018	2017(1)
Net asset value, beginning of period	$25.65		$21.28	$21.28	$18.45	$21.94	$17.71

Increase (Decrease) in Net Assets from Operations

Net investment income(2)	0.07		0.11	0.15	0.27	0.22	0.22

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(6.93)		4.38	0.20	2.76	(3.52)	4.21
Net increase (decrease) from investment operations	(6.86)		4.49	0.35	3.03	(3.30)	4.43

Distributions to Shareholders from:

Net investment income	(0.18)		(0.12)	(0.35)	(0.20)	(0.19)	(0.20)

Net asset value, end of period	$18.61		$25.65	$21.28	$21.28	$18.45	$21.94

Total Return	(26.89	)%(A)	21.11%	1.55%	16.61%	(15.21)%	25.43%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$496,253		$719,400	$626,632	$557,924	$391,583	$458,288

Expenses to average net assets	1.02	%(B)	1.13%	1.19%	1.19%	1.20%	1.23%

Expenses to average net assets (net of fees waived/reimbursed)	1.00	%(B)	1.07%	1.11%	1.11%	1.11%	1.12%

Net investment income to average net assets	0.58	%(B)	0.41%	0.76%	1.34%	1.00%	1.12%

Portfolio turnover rate	8	%(A)	13%	23%	17%	24%	17%

(A)	Not Annualized.

(B)	Annualized.

(1)	All per share amounts and net asset values have been adjusted as a result of the reverse share split effected after the close of business on December 1, 2017.

(2)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2022 (unaudited) and the Fiscal Year Ended October 31

	Emerging Markets Portfolio Advisor Class
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$66.93		$55.48	$55.65	$48.21	$57.46	$46.27

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.11		0.12	0.26	0.58	0.42	0.43

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(16.98)		11.55	0.40	7.28	(9.24)	11.02
Net increase (decrease) from investment operations	(16.87)		11.67	0.66	7.86	(8.82)	11.45

Distributions to Shareholders from:

Net investment income	(0.36)		(0.22)	(0.83)	(0.42)	(0.40)	(0.26)

Net realized gain from investments	(4.72)		—	—	—	(0.03)	—
Total distributions	(5.08)		(0.22)	(0.83)	(0.42)	(0.43)	(0.26)

Net asset value, end of period	$44.98		$66.93	$55.48	$55.65	$48.21	$57.46

Total Return	(26.96	)%(A)	21.04%	1.11%	16.46%	(15.47)%	24.93%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$2,646,525		$3,813,331	$3,739,209	$4,274,314	$3,459,157	$4,014,977

Expenses to average net assets	1.18	%(B)	1.31%	1.36%	1.37%	1.40%	1.42%

Expenses to average net assets (net of fees waived/reimbursed)	1.18	%(B)	1.28%	1.36%	1.37%	1.40%	1.42%

Net investment income to average net assets	0.40	%(B)	0.18%	0.49%	1.10%	0.73%	0.84%

Portfolio turnover rate	13	%(A)	15%	18%	19%	24%	17%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2022 (unaudited) and the Fiscal Year Ended October 31

	Frontier Emerging Markets Portfolio Institutional Class I
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.97		$6.92	$7.80	$7.62	$8.50	$7.35

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.05		0.06	0.10	0.14	0.11	0.05

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(1.17)		2.12	(0.82)	0.14	(0.82)	1.17
Net increase (decrease) from investment operations	(1.12)		2.18	(0.72)	0.28	(0.71)	1.22

Distributions to Shareholders from:

Net investment income	(0.07)		(0.13)	(0.16)	(0.10)	(0.17)	(0.07)

Net asset value, end of period	$7.78		$8.97	$6.92	$7.80	$7.62	$8.50

Total Return	(12.54	)%(A)	31.74%	(9.50)%	3.59%	(8.47)%	16.82%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$80,877		$96,905	$73,376	$144,742	$220,367	$266,844

Expenses to average net assets	1.61	%(B)	1.64%	1.68%	1.63%	1.62%	1.71%

Expenses to average net assets (net of fees waived/reimbursed)	1.61	%(B)	1.64%	1.68%	1.63%	1.62%	1.71%

Net investment income to average net assets	1.29	%(B)	0.75%	1.44%	1.72%	1.24%	0.69%

Portfolio turnover rate	5	%(A)	30%	21%	31%	20%	28%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2022 (unaudited) and the Fiscal Year Ended October 31

	Frontier Emerging Markets Portfolio Institutional Class II
	2022		2021	2020	2019	2018	2017(1)(2)
Net asset value, beginning of period	$9.03		$6.95	$7.82	$7.63	$8.50	$7.43

Increase (Decrease) in Net Assets from Operations

Net investment income(3)	0.07		0.09	0.14	0.17	0.14	0.08

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(1.19)		2.13	(0.84)	0.13	(0.83)	0.99
Net increase (decrease) from investment operations	(1.12)		2.22	(0.70)	0.30	(0.69)	1.07

Distributions to Shareholders from:

Net investment income	(0.08)		(0.14)	(0.17)	(0.11)	(0.18)	—

Net asset value, end of period	$7.83		$9.03	$6.95	$7.82	$7.63	$8.50

Total Return	(12.49	)%(A)	32.18%	(9.26)%	4.01%	(8.31)%	14.40	%(A)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$103,074		$117,689	$116,911	$128,742	$163,794	$166,698

Expenses to average net assets	1.54	%(B)	1.55%	1.60%	1.55%	1.56%	1.58	%(B)

Expenses to average net assets (net of fees waived/reimbursed)	1.35	%(B)	1.35%	1.35%	1.35%	1.35%	1.35	%(B)

Net investment income to average net assets	1.58	%(B)	1.05%	1.95%	2.19%	1.51%	1.47	%(B)

Portfolio turnover rate	5	%(A)	30%	21%	31%	20%	28	%(A)

(A)	Not Annualized.

(B)	Annualized.

(1)	For the period from March 1, 2017 (commencement of class operations) through October 31, 2017.

(2)	All per share amounts and net asset values have been adjusted as a result of the share dividend effected after the close of business on December 1, 2017.

(3)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2022 (unaudited) and the Fiscal Year Ended October 31

	Frontier Emerging Markets Portfolio Investor Class
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.92		$6.88	$7.75	$7.57	$8.43	$7.28

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.04		0.03	0.08	0.11	0.07	0.04

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(1.17)		2.11	(0.83)	0.13	(0.79)	1.15
Net increase (decrease) from investment operations	(1.13)		2.14	(0.75)	0.24	(0.72)	1.19

Distributions to Shareholders from:

Net investment income	(0.04)		(0.10)	(0.12)	(0.06)	(0.14)	(0.04)

Net asset value, end of period	$7.75		$8.92	$6.88	$7.75	$7.57	$8.43

Total Return	(12.69	)%(A)	31.14%	(9.70)%	3.24%	(8.75)%	16.40%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$7,995		$9,542	$10,327	$20,560	$25,388	$30,981

Expenses to average net assets	2.12	%(B)	2.14%	2.12%	2.00%	2.06%	2.13%

Expenses to average net assets (net of fees waived/reimbursed)	2.00	%(B)	2.00%	2.00%	2.00%	2.00%	2.00%

Net investment income to average net assets	0.89	%(B)	0.35%	1.17%	1.38%	0.87%	0.48%

Portfolio turnover rate	5	%(A)	30%	21%	31%	20%	28%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2022 (unaudited) and the Fiscal Year Ended October 31

	Global Equity Research Portfolio Institutional Class
	2022		2021	2020	2019	2018	2017(1)
Net asset value, beginning of period	$16.59		$12.76	$12.57	$12.06	$12.23	$10.00

Increase (Decrease) in Net Assets from Operations

Net investment income(2)	0.05		0.10	0.10	0.14	0.10	0.08

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(2.65)		4.11	0.78	1.40	0.23	2.15
Net increase (decrease) from investment operations	(2.60)		4.21	0.88	1.54	0.33	2.23

Distributions to Shareholders from:

Net investment income	(0.11)		(0.09)	(0.15)	(0.09)	(0.18)	—

Net realized gain from investments	(1.67)		(0.29)	(0.54)	(0.94)	(0.32)	—
Total distributions	(1.78)		(0.38)	(0.69)	(1.03)	(0.50)	—

Net asset value, end of period	$12.21		$16.59	$12.76	$12.57	$12.06	$12.23

Total Return	(17.29	)%(A)	33.45%	7.15%	14.36%	2.74%	22.30	%(A)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$8,069		$9,856	$7,387	$6,895	$5,452	$5,308

Expenses to average net assets	1.67	%(B)	1.75%	2.04%	1.96%	2.64%	3.49	%(B)

Expenses to average net assets (net of fees waived/reimbursed)	0.80	%(B)	0.80%	0.80%	0.83%	0.90%	0.90	%(B)

Net investment income to average net assets	0.69	%(B)	0.67%	0.80%	1.18%	0.76%	0.80	%(B)

Portfolio turnover rate	21	%(A)	39%	44%	44%	45%	36	%(A)

(A)	Not Annualized.

(B)	Annualized.

(1)	For the period from December 19, 2016 (commencement of class operations) through October 31, 2017.

(2)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2022 (unaudited) and the Fiscal Year Ended October 31

	International Equity Research Portfolio Institutional Class
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.71		$12.01	$12.03	$11.59	$13.11	$11.10

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.07		0.14	0.14	0.18	0.14	0.12

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(2.56)		3.03	0.07	1.17	(0.93)	2.26
Net increase (decrease) from investment operations	(2.49)		3.17	0.21	1.35	(0.79)	2.38

Distributions to Shareholders from:

Net investment income	(0.16)		(0.15)	(0.14)	(0.13)	(0.14)	(0.17)

Net realized gain from investments	(1.50)		(0.32)	(0.09)	(0.78)	(0.59)	(0.20)
Total distributions	(1.66)		(0.47)	(0.23)	(0.91)	(0.73)	(0.37)

Net asset value, end of period	$10.56		$14.71	$12.01	$12.03	$11.59	$13.11

Total Return	(18.66	)%(A)	26.76%	1.73%	12.93%	(6.43)%	22.26%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$12,144		$15,295	$12,494	$19,458	$9,305	$9,479

Expenses to average net assets	1.36	%(B)	1.45%	1.40%	1.42%	1.78%	2.26%

Expenses to average net assets (net of fees waived/reimbursed)	0.75	%(B)	0.75%	0.75%	0.79%	0.90%	0.90%

Net investment income to average net assets	1.06	%(B)	0.99%	1.20%	1.62%	1.07%	0.99%

Portfolio turnover rate	22	%(A)	38%	51%	44%	43%	55%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2022 (unaudited) and the Fiscal Year Ended October 31

	Emerging Markets Research Portfolio Institutional Class
	2022		2021	2020	2019	2018	2017(1)
Net asset value, beginning of period	$13.15		$11.21	$11.42	$10.82	$13.01	$10.00

Increase (Decrease) in Net Assets from Operations

Net investment income(2)	0.03		0.10	0.09	0.15	0.12	0.10

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(2.35)		2.04	0.17	1.35	(1.34)	2.91
Net increase (decrease) from investment operations	(2.32)		2.14	0.26	1.50	(1.22)	3.01

Distributions to Shareholders from:

Net investment income	(0.11)		(0.07)	(0.14)	(0.09)	(0.23)	—

Net realized gain from investments	(1.08)		(0.13)	(0.33)	(0.81)	(0.74)	—
Total distributions	(1.19)		(0.20)	(0.47)	(0.90)	(0.97)	—

Net asset value, end of period	$9.64		$13.15	$11.21	$11.42	$10.82	$13.01

Total Return	(19.10	)%(A)	19.18%	2.19%	15.05%	(10.24)%	30.10	%(A)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$7,156		$9,065	$7,367	$7,198	$5,702	$5,880

Expenses to average net assets	2.25	%(B)	2.30%	2.40%	2.29%	2.90%	3.72	%(B)

Expenses to average net assets (net of fees waived/reimbursed)	1.15	%(B)	1.15%	1.15%	1.19%	1.30%	1.30	%(B)

Net investment income to average net assets	0.48	%(B)	0.76%	0.83%	1.35%	0.93%	1.04	%(B)

Portfolio turnover rate	28	%(A)	45%	67%	58%	55%	46	%(A)

(A)	Not Annualized.

(B)	Annualized.

(1)	For the period from December 19, 2016 (commencement of class operations) through October 31, 2017.

(2)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2022 (unaudited) and the Fiscal Year Ended October 31

	Chinese Equity Portfolio Institutional Class

	2022		2021(1)
Net asset value, beginning of period	$9.36		$10.00

Increase (Decrease) in Net Assets from Operations

Net investment income (loss)(2)	0.01		(0.02)

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(2.80)		(0.62)
Net increase (decrease) from investment operations	(2.79)		(0.64)

Distributions to Shareholders from:

Net investment income	(0.03)		—
Net asset value, end of period	$6.54		$9.36

Total Return	(29.91	)%(A)	(6.40	)%(A)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$3,664		$3,942

Expenses to average net assets	4.08	%(B)	7.00	%(B)

Expenses to average net assets (net of fees waived/reimbursed)	1.15	%(B)	1.15	%(B)

Net investment income (loss) to average net assets	(0.39	)%(B)	(0.23	)%(B)

Portfolio turnover rate	24	%(A)	17	%(A)

(A)	Not Annualized.

(B)	Annualized.

(1)	For the period from December 16, 2020 (commencement of operations) through October 31, 2021.

(2)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Notes to Financial Statements

April 30, 2022 (unaudited)

1.	Organization

Harding, Loevner Funds, Inc. (the “Fund”) was organized as a Maryland corporation on July 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently has nine separate diversified Portfolios and one non-diversified Portfolio, all of which were active as of April 30, 2022 (individually, a “Portfolio”, collectively, the “Portfolios”). The Fund is managed by Harding Loevner LP (the “Investment Adviser”).

Portfolio	Inception Date	Investment Objective
Global Equity Portfolio (“Global Equity”)	Institutional Class: November 3, 2009 Institutional Class Z: August 1, 2017 Advisor Class: December 1, 1996	to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States
International Equity Portfolio (“International Equity”)	Institutional Class: May 11, 1994* Institutional Class Z: July 17, 2017 Investor Class: September 30, 2005	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
International Small Companies Portfolio (“International Small Companies”)	Institutional Class: June 30, 2011 Investor Class: March 26, 2007	to seek long-term capital appreciation through investments in equity securities of small companies based outside the United States
Institutional Emerging Markets Portfolio** (“Institutional Emerging Markets”)	Institutional Class (Formerly Class I): October 17, 2005 Institutional Class Z (Formerly Class II): March 5, 2014	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Emerging Markets Portfolio** (“Emerging Markets”)	Advisor Class: November 9, 1998	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Frontier Emerging Markets Portfolio (“Frontier Emerging Markets”)	Institutional Class I: May 27, 2008 Institutional Class II: March 1, 2017 Investor Class: December 31, 2010	to seek long-term capital appreciation through investments in equity securities of companies based in frontier and smaller emerging markets
Global Equity Research Portfolio (“Global Equity Research”)	Institutional Class: December 19, 2016	to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States
International Equity Research Portfolio (“International Equity Research”)	Institutional Class: December 17, 2015	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
Emerging Markets Research Portfolio (“Emerging Markets Research”)	Institutional Class: December 19, 2016	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Chinese Equity Portfolio (“Chinese Equity”)	Institutional Class: December 16, 2020	to seek long-term capital appreciation through investments in equity securities of Chinese companies

* The International Equity Portfolio is the successor to the HLM International Equity Portfolio of AMT Capital Fund, Inc., pursuant to a reorganization that took place on October 31, 1996. Information for periods prior to October 31, 1996, is historical information for the predecessor portfolio.

** Effective March 1, 2019, the Institutional Emerging Markets and Emerging Markets Portfolios’ shares are generally available for purchase by new and existing shareholders, subject to certain limitations that may apply at the Fund’s discretion.

2.	Summary of Significant Accounting Policies

The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States (“GAAP”) for investment companies. Accordingly, the Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services - Investment Companies”. The following is a summary of the Fund’s significant accounting policies:

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2022 (unaudited)

2.	Summary of Significant Accounting Policies (continued)

Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Valuation

The Board of Directors of the Fund (the “Board” or the “Directors”) has adopted procedures (“Procedures”) to govern the valuation of the securities held by each Portfolio of the Fund in accordance with the 1940 Act. The Procedures incorporate principles set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff, including guidance on the obligations of the Portfolios and their Directors to determine, in good faith, the fair value of the Portfolios’ securities when market quotations are not readily available.

In determining a Portfolio’s net asset value per share (“NAV”), each equity security traded on a securities exchange, including the NASDAQ Stock Market, and over-the-counter securities, are first valued at the closing price on the exchange or market designated by the Fund’s accounting agent as the principal exchange (each, a “principal exchange”). The closing price provided by the Fund’s accounting agent for a principal exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Shares of open-end mutual funds including money market funds are valued at NAV. Such securities are typically categorized as “Level 1” pursuant to the hierarchy described below.

Since trading in many foreign securities is normally completed before the time at which a Portfolio calculates its NAV, the effect on the value of such securities held by a Portfolio of events that occur between the close of trading in the security and the time at which the Portfolio prices its securities would not be reflected in the Portfolio’s calculation of its NAV if foreign securities were generally valued at their closing prices. To address this issue, the Board has approved the daily use of independently provided quantitative models that may adjust the closing prices of certain foreign equity securities based on information that becomes available after the foreign market closes, through the application of an adjustment factor to such securities’ closing price. Adjustment factors may be greater than, less than, or equal to 1. Thus, use of these quantitative models could cause a Portfolio to value a security higher, lower or equal to its closing market price, which in turn could cause the Portfolio’s NAV per share to differ significantly from that which would have been calculated using closing market prices. The use of these quantitative models is also intended to decrease the opportunities for persons to engage in ‘‘time zone arbitrage,’’ i.e., trading intended to take advantage of stale closing prices in foreign markets that could affect the NAV of the Portfolios. Securities subjected to an adjustment factor due to the use of these quantitative models are not specifically designated on the Portfolios’ Portfolio of Investments as being “fair valued”. Securities with an adjustment factor greater than or less than 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 2” and securities with an adjustment factor equal to 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 1” pursuant to the hierarchy described below.

Any securities for which market quotations are not readily available or for which available prices are deemed unreliable are priced by the Investment Adviser at “fair value as determined in good faith”, in accordance with the Procedures. Such securities are identified on the Portfolios’ Portfolio of Investments as securities valued at “fair value as determined in good faith” and absent the use of significant unobservable inputs into their valuation, such securities would be categorized as “Level 2” pursuant to the hierarchy described below.

GAAP has established a hierarchy for NAV determination purposes in which various inputs are used in determining the value of each Portfolio’s assets or liabilities. GAAP defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. This may include the quantitative models and/or the inputs to the quantitative models used in the valuation technique described above. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2022 (unaudited)

2.	Summary of Significant Accounting Policies (continued)

Level 1	unadjusted quoted prices in active markets for identical assets
Level 2	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the Portfolios’ investments classified by Level 1, Level 2 and Level 3 and security type as of April 30, 2022. Please refer to each Portfolio’s Portfolio of Investments to view individual securities classified by industry type and country.

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total

Global Equity

Common Stocks	$886,365,970	$348,497,851	$—		$1,234,863,821

Short Term Investments	42,416,858	—	—		42,416,858

Total Investments	$928,782,828	$348,497,851	$—		$1,277,280,679

International Equity

Common Stocks	$3,666,631,538	$13,385,561,135	$—	‡	$17,052,192,673

Short Term Investments	717,810,678	—	—		717,810,678

Total Investments	$4,384,442,216	$13,385,561,135	$—		$17,770,003,351

International Small Companies

Common Stocks	$55,630,449	$433,157,514	$—		$488,787,963

Short Term Investments	15,337,729	—	—		15,337,729

Total Investments	$70,968,178	$433,157,514	$—		$504,125,692

Institutional Emerging Markets

Common Stocks	$850,790,117	$3,066,596,349	$—	‡	$3,917,386,466

Preferred Stocks	108,813,173	14,737,554	—		123,550,727

Short Term Investments	32,648,234	—	—		32,648,234

Total Investments	$992,251,524	$3,081,333,903	$—		$4,073,585,427

Emerging Markets

Common Stocks	$552,758,168	$1,989,229,527	$—	‡	$2,541,987,695

Preferred Stocks	70,577,995	9,575,870	—		80,153,865

Short Term Investments	31,846,445	—	—		31,846,445

Total Investments	$655,182,608	$1,998,805,397	$—		$2,653,988,005

Frontier Emerging Markets

Common Stocks	$25,020,166	$156,581,149	$—		$181,601,315

Preferred Stocks	6,870,122	—	—		6,870,122

Short Term Investments	1,886,886	—	—		1,886,886

Total Investments	$33,777,174	$156,581,149	$—		$190,358,323

Global Equity Research

Common Stocks	$3,912,910	$3,953,910	$—	‡	$7,866,820

Preferred Stocks	13,957	77,500	—		91,457

Short Term Investments	118,596	—	—		118,596

Total Investments	$4,045,463	$4,031,410	$—		$8,076,873

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2022 (unaudited)

2.	Summary of Significant Accounting Policies (continued)

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total

International Equity Research

Common Stocks	$1,599,422	$10,064,006	$—	‡	$11,663,428

Preferred Stocks	52,882	135,622	—		188,504

Short Term Investments	287,115	—	—		287,115

Total Investments	$1,939,419	$10,199,628	$—		$12,139,047

Emerging Markets Research

Common Stocks	$1,448,292	$5,429,733	$—	‡	$6,878,025

Preferred Stocks	44,159	123,035	—		167,194

Short Term Investments	78,718	—	—		78,718

Total Investments	$1,571,169	$5,552,768	$—		$7,123,937

Chinese Equity

Common Stocks	$—	$3,597,177	$—		$3,597,177

Short Term Investments	68,046	—	—		68,046

Total Investments	$68,046	$3,597,177	$—		$3,665,223

‡	Investments categorized as Level 3 securities that are effectively valued at zero.

As of April 30, 2022, there were investments related to four companies held within the Portfolios all of which were effectively valued at zero due to the inability of the Portfolios to transact in these investments, the lack of visibility on when the Portfolios may do so, and the lack of readily available market prices for such investments. All of these factors are related to the Russian invasion of Ukraine and responses to that event. The value of these securities compared to the Portfolio’s net assets is not material and therefore, the reconciliation of Level 3 securities and related valuation techniques are not disclosed.

Securities

For financial reporting purposes, all securities transactions are recorded on a trade date basis, as of the last business day in the reporting period. Throughout the reporting period, securities transactions are typically accounted for on a trade date – plus one business day basis. Interest income and expenses are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Portfolio is informed of such dividends). The Portfolios use the specific identification method for determining realized gains or losses from sales of securities.

Dividends to Shareholders

It is the policy of the Portfolios to declare dividends from net investment income annually. Net short-term and long-term capital gains distributions for the Portfolios, if any, are also normally distributed on an annual basis.

Dividends from net investment income and distributions from net realized gains from investment transactions have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Portfolios for financial reporting purposes. Differences result primarily from foreign currency transactions and timing differences related to recognition of income, and gains and losses from investment transactions. In general, to the extent that any differences, which are permanent in nature, result in over distributions to shareholders, the amount of the over distribution is reclassified within the capital accounts based on its federal tax basis treatment and may be reported as return of capital. Temporary differences do not require reclassification.

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of the Portfolios’ securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2022 (unaudited)

2.	Summary of Significant Accounting Policies (continued)

exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the “Net realized gain (loss) on investment transactions” and “Change in unrealized appreciation (depreciation) on investments” on the Statements of Operations.

Net realized gains and losses from foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rates.

Expenses

Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. If an expense is incurred at the Portfolio level, it is generally apportioned among the classes of that Portfolio based upon relative net assets of each respective class. Certain expenses are incurred at the class level and charged only to that particular class. These expenses may be class specific (i.e., distribution fees charged only to a particular class) or they may be identifiable to a particular class (i.e., the costs related to mailing shareholder reports to shareholders of a particular class).

Organization and Offering Fees

Costs incurred by the Chinese Equity Portfolio in connection with its organization were expensed as they were incurred. Costs related to the offering of shares were deferred and amortized on a straight line basis over the twelve-month period from the date of commencement of operations of the Portfolios.

Indemnifications

Under the Fund’s organizational document, its officers and Board are indemnified against certain liability arising out of the performance of their duties to the Portfolios. In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Transactions with Affiliates and Significant Agreements

The Board has approved investment advisory agreements with the Investment Adviser. Advisory fees are computed daily and paid monthly based on the average daily net assets of each Portfolio. The Investment Adviser has contractually agreed to reduce its fee and/or reimburse the Portfolios for other operating expenses to the extent that aggregate expenses, excluding certain non-operating expenses, exceed certain annual rates of the average daily net assets of each class.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2022 (unaudited)

3.	Transactions with Affiliates and Significant Agreements (continued)

The following annualized advisory fees and contractual expense limits were in effect for the period ended April 30, 2022. The advisory fees are charged at the Portfolio level as a whole and expense limitations are at the class specific level.

Portfolio	First $1 billion of assets	Next $1 billion of assets	Next $1 billion of assets	Over $3 billion of assets	Over $4 billion of assets	Over $5 billion of assets	Contractual Expense Limit(a)

Global Equity–Institutional Class	0.75%	0.73%	0.71%	0.69%	0.69%	0.69%	0.90%
Global Equity–Institutional Class Z	0.75%	0.73%	0.71%	0.69%	0.69%	0.69%	0.80%
Global Equity–Advisor Class	0.75%	0.73%	0.71%	0.69%	0.69%	0.69%	1.20%
International Equity–Institutional Class	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	1.00%
International Equity–Institutional Class Z	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	0.80%
International Equity–Investor Class	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	1.25%
International Small Companies–Institutional Class	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.15%
International Small Companies–Investor Class	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.40%(b)
Institutional Emerging Markets–Institutional Class	1.00%	0.98%	0.96%	0.94%	0.94%	0.94%	1.10%
Institutional Emerging Markets–Institutional Class Z	1.00%	0.98%	0.96%	0.94%	0.94%	0.94%	1.00%
Emerging Markets–Advisor Class	1.00%	0.98%	0.96%	0.94%	0.94%	0.94%	1.30%
Frontier Emerging Markets–Institutional Class I	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.75%
Frontier Emerging Markets–Institutional Class II	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%
Frontier Emerging Markets–Investor Class	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	2.00%
Global Equity Research–Institutional Class	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.80%
International Equity Research–Institutional Class	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.75%
Emerging Markets Research–Institutional Class	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.15%
Chinese Equity–Institutional Class	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.15%

(a)	Effective through February 28, 2023.

(b)	Effective July 1, 2022, the Investment Adviser has contractually agreed to lower the expense cap for the International Small Companies Portfolio Investor Class to 1.30%.

For the period ended April 30, 2022, the Investment Adviser waived and/or reimbursed the following amounts pursuant to the contractual expense limits described above:

Portfolio	Fees waived and/or reimbursed by the Investment Adviser

International Small Companies-Investor Class	$ 4,335
Institutional Emerging Markets-Institutional Class	103,356
Institutional Emerging Markets-Institutional Class Z	71,643
Frontier Emerging Markets-Institutional Class II	104,438
Frontier Emerging Markets-Investor Class	5,065
Global Equity Research-Institutional Class	39,393
International Equity Research-Institutional Class	42,649
Emerging Markets Research-Institutional Class	45,287
Chinese Equity-Institutional Class	57,684

The Fund has an administration agreement with The Northern Trust Company (“Northern Trust”), which provides certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC.

Northern Trust also serves as custodian of each Portfolio’s securities and cash, transfer agent, dividend disbursing agent and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the Portfolios.

Foreside Management Services, LLC provides compliance support to the Fund’s Chief Compliance Officer. Fees paid pursuant to these services are shown as “Compliance officers’ fees and expenses” on the Statements of Operations.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2022 (unaudited)

3.	Transactions with Affiliates and Significant Agreements (continued)

The Fund has adopted an Amended Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”). Under the Distribution Plan, the Investor Class of each of the International Equity, International Small Companies and Frontier Emerging Markets Portfolios may pay underwriters, distributors, dealers or brokers a fee at an annual rate of up to 0.25% of the average daily net assets of the Portfolio’s Investor Class shares for services or expenses arising in connection with activities primarily intended to result in the sale of Investor Class shares of the Portfolios or for Shareholder Services (defined below) consistent with those described under the Shareholder Servicing Plan.

The Fund, on behalf of the Portfolios, has agreements with various financial intermediaries and “mutual fund supermarkets”, under which customers of these intermediaries may purchase and hold Portfolio shares. These intermediaries assess fees in consideration for providing certain account maintenance, recordkeeping and transactional and other shareholder services (collectively, “Shareholder Services”). With the exception of Institutional Class Z, each Portfolio or class is authorized, pursuant to a Shareholder Servicing Plan, to pay to each intermediary an annual rate of up to 0.25% of its average daily net assets attributable to that intermediary (subject to the contractual expense limits described above) for such Shareholder Services. Because of the contractual expense limits on certain Portfolios’ fees and expenses, the Investment Adviser paid a portion of the Portfolios’ share of these fees during the period ended April 30, 2022. Such payments, if any, are included in the table above under the caption “Fees waived and/or reimbursed by the Investment Adviser”.

A Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common Directors. For the period ended April 30, 2022, no Portfolios engaged in purchases and/or sales of securities from an affiliated portfolio in compliance with Rule 17a-7 of the 1940 Act.

4.	Class Specific Expenses

The class level expenses for the period ended April 30, 2022, were as follows for each Portfolio:

Portfolio	Distribution Fees	State Registration Filing Fees	Printing and Postage Fees	Transfer Agent Fees and Expenses	Shareholder Servicing Fees

Global Equity–Institutional Class	$—	$16,977	$12,108	$2,412	$ 303,195
Global Equity–Institutional Class Z	—	9,031	2,630	668	—
Global Equity–Advisor Class	—	8,165	790	1,619	50,496
International Equity–Institutional Class	—	52,233	332,605	137,475	6,869,241
International Equity–Institutional Class Z	—	16,725	48,326	7,915	—
International Equity–Investor Class	453,288	11,853	17,657	8,866	219,337
International Small Companies–Institutional Class	—	13,172	9,194	—	188,113
International Small Companies–Investor Class	54,913	8,880	1,294	1,184	22,578
Institutional Emerging Markets–Institutional Class	—	19,104	121,101	7,053	2,085,264
Institutional Emerging Markets–Institutional Class Z	—	11,019	8,196	3,462	—
Emerging Markets–Advisor Class	—	31,631	146,528	—	2,242,601
Frontier Emerging Markets–Institutional Class I	—	7,751	2,341	545	27,367
Frontier Emerging Markets–Institutional Class II	—	7,325	781	123	—
Frontier Emerging Markets–Investor Class	10,832	7,475	615	474	6,229
Global Equity Research–Institutional Class	—	10,653	132	236	—
International Equity Research–Institutional Class	—	11,021	201	271	461
Emerging Markets Research–Institutional Class	—	10,697	122	255	54
Chinese Equity–Institutional Class	—	8,311	230	385	111

5.	Investment Transactions

Cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the period ended April 30, 2022, were as follows for each Portfolio:

Portfolio	Purchase Cost of Investment Securities	Proceeds from Sales of Investment Securities

Global Equity	$376,428,776	$486,742,080

International Equity	1,653,853,864	1,867,748,288

International Small Companies	115,572,938	75,633,306

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2022 (unaudited)

5.	Investment Transactions (continued)

Portfolio	Purchase Cost of Investment Securities	Proceeds from Sales of Investment Securities

Institutional Emerging Markets	$487,443,670	$1,093,696,385

Emerging Markets	404,738,866	531,847,444

Frontier Emerging Markets	10,756,341	15,132,366

Global Equity Research	1,908,873	1,998,472

International Equity Research	2,992,291	3,302,791

Emerging Markets Research	2,271,216	2,429,366

Chinese Equity	2,194,086	917,191

6.	In-Kind Redemptions

During the period ended April 30, 2022, the International Equity Portfolio delivered portfolio securities rather than cash in exchange for the redemption of shares for certain investors (in-kind redemptions). These investors received readily marketable securities that were valued on the redemption date using the same method employed in calculating the Portfolio’s NAV per share. The International Equity Portfolio had in-kind redemptions of approximately $73,824,231. The redemption amounts are included in “Net increase (decrease) in net assets from portfolio share transactions” on the Statements of Changes in Net Assets. Net gain of approximately $41,683,876 on the securities resulting from such in-kind redemptions are included in “Net realized gain (loss) on investments and foreign currency transactions” in the Statements of Changes in Net Assets. For financial reporting purposes, these transactions are treated as sales of securities and the resulting gains and losses are recognized based on the market value of the securities on the date of the redemption. For tax purposes, no gains or losses are recognized.

7.	Capital Share Transactions

Transactions in capital shares for the period ended April 30, 2022, were as follows for each Portfolio:

	Shares Sold	Proceeds From Shares Sold	Shares From Reinvested Dividends	Reinvestment of Dividends	Shares Redeemed	Payments for Shares Redeemed	Net Increase (Decrease) in Shares	Net Increase (Decrease) in Net Assets

Global Equity

Institutional Class	2,057,045	$87,037,261	3,943,186	$176,536,474	(3,756,897)	$(158,170,887)	2,243,334	$105,402,848

Institutional Class Z	108,217	4,467,080	1,048,461	46,971,052	(314,046)	(16,169,229)	842,632	35,268,903

Advisor Class	50,217	2,190,058	159,875	7,138,414	(133,956)	(5,586,293)	76,136	3,742,179

International Equity

Institutional Class	65,990,702	1,854,808,832	11,513,852	335,974,199	(84,537,358)	(2,341,607,841)	(7,032,804)	(150,824,810)

Institutional Class Z	20,968,844	583,967,396	2,485,478	72,476,537	(8,953,622)	(252,690,243)	14,500,700	403,753,690

Investor Class	1,677,978	47,286,233	279,397	8,155,604	(2,607,044)	(74,600,349)	(649,669)	(19,158,512)

International Small Companies

Institutional Class	5,962,172	116,701,374	710,008	14,860,474	(3,981,529)	(76,821,114)	2,690,651	54,740,734

Investor Class	252,488	4,804,423	62,997	1,304,027	(321,880)	(6,307,928)	(6,395)	(199,478)

Institutional Emerging Markets

Institutional Class	26,242,874	594,288,512	1,366,081	32,977,191	(60,071,110)	(1,291,251,784)	(32,462,155)	(663,986,081)

Institutional Class Z	3,637,653	86,227,336	178,360	4,316,319	(5,189,281)	(112,003,335)	(1,373,268)	(21,459,680)

Emerging Markets

Advisor Class	10,665,703	580,370,556	4,567,689	267,209,765	(13,371,552)	(732,052,690)	1,861,840	115,527,631

Frontier Emerging Markets

Institutional Class I	753,802	6,182,142	80,150	682,875	(1,242,750)	(10,418,098)	(408,798)	(3,553,081)

Institutional Class II	—	—	119,815	1,026,818	—	—	119,815	1,026,818

Investor Class	44,941	372,565	4,964	42,195	(87,909)	(731,925)	(38,004)	(317,165)

Global Equity Research

Institutional Class	1	10	73,565	1,055,667	(6,956)	(102,815)	66,610	952,862

International Equity Research

Institutional Class	14,469	171,234	136,234	1,698,835	(40,662)	(519,855)	110,041	1,350,214

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2022 (unaudited)

7.	Capital Share Transactions (continued)

	Shares Sold	Proceeds From Shares Sold	Shares From Reinvested Dividends	Reinvestment of Dividends	Shares Redeemed	Payments for Shares Redeemed	Net Increase (Decrease) in Shares	Net Increase (Decrease) in Net Assets

Emerging Markets Research

Institutional Class	5,509	$63,131	71,408	$819,048	(24,283)	$(278,215)	52,634	$603,964

Chinese Equity

Institutional Class	175,693	1,506,990	1,233	11,045	(37,760)	(326,407)	139,166	1,191,628

Transactions in capital shares for the year ended October 31, 2021, were as follows for each Portfolio:

	Shares Sold	Proceeds From Shares Sold	Shares From Reinvested Dividends	Reinvestment of Dividends	Shares Redeemed	Payments for Shares Redeemed	Net Increase (Decrease) in Shares	Net Increase (Decrease) in Net Assets

Global Equity

Institutional Class	2,755,173	$134,959,470	1,350,884	$61,262,574	(3,594,707)	$(177,912,826)	511,350	$18,309,218

Institutional Class Z	1,253,152	60,994,104	296,046	13,419,766	(1,334,691)	(67,042,458)	214,507	7,371,412

Advisor Class	260,555	12,723,575	72,150	3,270,573	(591,279)	(29,240,671)	(258,574)	(13,246,523)

International Equity

Institutional Class	135,837,628	3,960,640,326	3,415,990	94,725,399	(116,226,503)	(3,408,764,560)	23,027,115	646,601,165

Institutional Class Z	40,762,511	1,210,064,860	756,652	20,966,814	(27,234,972)	(808,810,658)	14,284,191	422,221,016

Investor Class	3,429,544	101,106,880	59,184	1,641,770	(4,364,393)	(124,448,384)	(875,665)	(21,699,734)

International Small Companies

Institutional Class	7,747,074	162,134,735	29,893	569,448	(3,321,648)	(69,970,353)	4,455,319	92,733,830

Investor Class	178,402	3,648,929	661	12,455	(310,774)	(6,371,973)	(131,711)	(2,710,589)

Institutional Emerging Markets

Institutional Class	39,751,528	1,033,720,059	773,359	19,248,905	(43,255,578)	(1,125,114,886)	(2,730,691)	(72,145,922)

Institutional Class Z	6,828,128	178,141,359	126,142	3,145,987	(8,363,042)	(220,163,091)	(1,408,772)	(38,875,745)

Emerging Markets

Advisor Class	11,237,277	764,954,443	203,160	13,223,728	(21,865,322)	(1,501,100,934)	(10,424,885)	(722,922,763)

Frontier Emerging Markets

Institutional Class I	3,693,948	29,496,185	132,190	1,028,440	(3,620,253)	(29,434,849)	205,885	1,089,776

Institutional Class II	—	—	291,739	2,278,483	(4,064,425)	(33,725,470)	(3,772,686)	(31,446,987)

Investor Class	152,653	1,225,142	17,809	138,196	(600,304)	(4,763,885)	(429,842)	(3,400,547)

Global Equity Research

Institutional Class	34	501	15,309	217,846	—	—	15,343	218,347

International Equity Research

Institutional Class	14,627	208,669	36,323	489,632	(51,422)	(733,085)	(472)	(34,784)

Emerging Markets Research

Institutional Class	22,627	302,608	10,514	134,267	(653)	(8,647)	32,488	428,228

Chinese Equity

Institutional Class*	421,003	4,280,500	—	—	—	—	421,003	4,280,500

*	For the period from December 16, 2020 (commencement of operations) through October 31, 2021.

8.	Income Tax

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments at April 30, 2022, for each of the Portfolios were as follows:

Portfolio	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)	Cost

Global Equity	$287,347,653	$(92,258,906)	$195,088,747	$1,082,191,932
International Equity	4,985,645,889	(1,218,444,099)	3,767,201,790	14,002,801,561

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2022 (unaudited)

8.	Income Tax (continued)

Portfolio	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)	Cost

International Small Companies	$100,270,544	$(50,547,083)	$49,723,461	$454,402,231
Institutional Emerging Markets	1,152,849,949	(739,752,317)	413,097,632	3,660,487,795
Emerging Markets	841,916,196	(401,396,733)	440,519,463	2,213,468,542
Frontier Emerging Markets	49,190,008	(16,923,681)	32,266,327	158,091,996
Global Equity Research	1,627,868	(924,041)	703,827	7,373,046
International Equity Research	1,821,206	(1,595,945)	225,261	11,913,786
Emerging Markets Research	947,225	(1,483,654)	(536,429)	7,660,366
Chinese Equity	5,972	(1,346,170)	(1,340,198)	5,005,421

It is the policy of each Portfolio of the Fund to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes; therefore, no federal income tax provision is required.

The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption “Deferred capital gains tax” and as a reduction in “Distributable earnings”. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in “Net realized gain (loss) on Investment Transactions”. The Portfolios seek to recover a portion of foreign withholding taxes applied to income earned in jurisdictions where favorable treaty rates for US investors are available. The portion of such taxes believed to be recoverable is reflected as an asset on the Statements of Assets and Liabilities under the caption “Tax reclaims receivable”.

Management has performed an analysis of each Portfolio’s tax positions for the open tax years as of April 30, 2022, and has concluded that no provisions for income tax are required. The Portfolios’ federal tax returns for the prior three fiscal years (open tax years: October 31, 2019; October 31, 2020; October 31, 2021) remain subject to examination by the Portfolios’ major tax jurisdictions, which include the United States, the State of New Jersey and the State of Maryland. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Portfolios. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The tax character of distributions paid during the fiscal years ended October 31, 2021 and 2020 were as follows:

	Distributions From

Portfolio	Ordinary Income 2021	Long-Term Capital Gains 2021	Ordinary Income 2020	Long-Term Capital Gains 2020

Global Equity	10,667,822	$75,826,990	$6,200,271	$—

International Equity	147,195,007	—	269,536,396	—

International Small Companies	622,621	—	2,122,682	—

Institutional Emerging Markets	26,645,680	—	85,287,487	—

Emerging Markets	14,604,731	—	63,406,861	—

Frontier Emerging Markets	3,730,104	—	5,825,150	—

Global Equity Research	190,800	27,046	83,862	296,019

International Equity Research	489,632	—	232,264	142,336

Emerging Markets Research	66,856	67,411	145,125	154,592

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2022 (unaudited)

8.	Income Tax (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), each Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses.

At October 31, 2021, capital losses incurred that will be carried forward indefinitely under provisions of the Act were as follows:

Portfolio	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward

Institutional Emerging Markets	$(82,711,940)	$(9,373,518)
Frontier Emerging Markets	(19,505,546)	(84,308,092)
Chinese Equity *	(169,512)	—

*	For the period from December 16, 2020 (commencement of operations) through October 31, 2021.

During the fiscal year ended October 31, 2021, the International Equity, International Small Companies, Institutional Emerging Markets, Emerging Markets and Frontier Emerging Markets Portfolios utilized $556,130,928, $4,712,316, $113,764,086, $36,752,112 and $19,167,471, respectively, in capital loss carryforwards.

9.	Foreign Exchange Contracts

The Portfolios do not generally hedge foreign currency exposure, however, the Portfolios may enter into forward foreign exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. Each Portfolio will conduct its currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currency. Foreign currency transactions entered into on the spot markets serve to pay for foreign investment purchases or to convert to dollars, the proceeds from foreign investment sales or dividend and interest receipts. The Portfolios will disclose open forward currency contracts, if any, on the Portfolios of Investments. The Portfolios do not separately disclose open spot market transactions on the Portfolios of Investments. Such realized gain (loss) and unrealized appreciation (depreciation) on spot market transactions is included in “Net realized gain (loss) on foreign currency transactions” and “Change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies”, respectively, on the Portfolios’ Statements of Operations. The Portfolios held no open forward currency contracts as of or during the period ended April 30, 2022.

The Central Bank of Nigeria has implemented currency controls that significantly limit the ability to convert Nigerian Naira (NGN) to U.S. dollars. As of April 30, 2022, the Frontier Emerging Markets Portfolio had 7.5% of Nigeria exposure (comprised of 1.3% NGN and 6.2% Nigerian equities) and the Emerging Markets Research Portfolio had 0.9% of Nigeria exposure (comprised of 0.9% NGN). The NGN has been valued based on an established foreign currency benchmark rate and the Nigerian equity securities have been valued at their closing price on the Nigerian Stock Exchange. These valuation methodologies are in accordance with the Procedures and GAAP. However, the conversion rate from NGN to U.S. dollars does not reflect the impact of the aforementioned currency controls. As a result, the value of NGN currently held, any proceeds from the sale of Nigerian equities received by the Frontier Emerging Markets and Emerging Markets Research Portfolios, or dividends received by the Portfolios in connection with their investment in such Nigerian equities, may differ materially once converted from NGN to U.S. dollars.

10.	Concentration of Ownership

At April 30, 2022, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate shares outstanding of each Portfolio were as follows:

	No. of Shareholders	% Ownership

Global Equity	2	43.46	%*

International Equity	2	26.06	%*

International Small Companies	4	58.81	%*

Institutional Emerging Markets	2	54.86	%*

Emerging Markets	3	71.93	%*

Frontier Emerging Markets	3	44.87	%*

Global Equity Research	2	84.22%

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2022 (unaudited)

10.	Concentration of Ownership (continued)

	No. of Shareholders	% Ownership

International Equity Research	3	73.54%*

Emerging Markets Research	2	73.97%

Chinese Equity	1	47.62%

*	Includes omnibus positions of broker-dealers representing numerous shareholder accounts.

Investment activities of these shareholders may have a material effect on the Portfolios.

11.	Concentration of Risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in U.S. issuers. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolios are authorized to invest.

The Frontier Emerging Markets Portfolio is permitted to invest up to 35% of its total assets in companies in the same industry, if, at the time of investment, that industry represents 20% or more of the Frontier Emerging Markets Portfolio’s benchmark index. During periods when the Frontier Emerging Markets Portfolio has invested more than 25% of its total assets in companies in the same industry, it will operate as a concentrated portfolio and be subject to additional risks and greater volatility. Such additional risks include increased competition within the industry, or changes in legislation, or government regulations affecting the industry. The value of the Frontier Emerging Markets Portfolio’s shares may be particularly vulnerable to factors affecting the banking industry, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation, and price competition. Such risks may be magnified with respect to securities of issuers in Frontier Emerging Markets. At April 30, 2022, the Frontier Emerging Markets Portfolio’s investment in the Banking industry amounted to 31.75% of its total assets.

As a non-diversified fund, the Chinese Equity Portfolio has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect the Chinese Equity Portfolio’s performance more than if the Chinese Equity Portfolio were invested in a larger number of issuers.

Investing in securities issued by companies located in Russia involves significant risks, including legal, regulatory, currency and economic risks that are specific to Russia. In addition, investing in securities issued by companies located in Russia involves risks associated with the settlement of portfolio transactions and loss of a Portfolio’s ownership rights in its portfolio securities as a result of the system of share registration and custody in Russia. Governments in the U.S. and many other countries have imposed economic sanctions on certain Russian individuals and Russian corporate and banking entities. A number of jurisdictions may also institute broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. Additionally, Russia is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which a Portfolio invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally. Such responses could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a Portfolio to buy, sell, receive or deliver those securities and/or assets.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2022 (unaudited)

12.	Pandemic Risk

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic has significantly impacted the global economy, individual companies, and financial markets in general and throughout the world has created significant uncertainty. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict.

13.	Line of Credit

The Fund has a $150 million line of credit agreement with Northern Trust. Borrowings are made solely to facilitate the handling of redemptions or unusual or unanticipated short-term cash requirements. Because several Portfolios participate and collateral requirements apply, there is no assurance that an individual Portfolio will have access to the entire $150 million at any particular time. Interest is charged to each Portfolio based on its borrowings at an amount above the Federal Funds rate, subject to a minimum rate. In addition, a facility fee is computed at an annual rate of 0.15% on the line of credit and is allocated among the Portfolios.

For the period ended April 30, 2022, Emerging Markets had an outstanding balance for two days with a maximum balance of $50,000,000 at an average weighted interest rate of 1.75%. Chinese Equity had an outstanding balance for two days with a maximum balance of $200,000 at an average weighted interest rate of 1.33%.

14.	Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

As of May 13, 2022, Northern Trust and the Fund have agreed to amend the line of credit agrement to increase its size to $300 million. The facility fee under the agreement increased from 0.15% to 0.25%.

As of July 1, 2022, the Investment Adviser has agreed to lower the expense cap for International Small Companies Portfolio Fund Investor Class. Please refer to the Investment Advisory Fee table in Note 3 for more detail.

Harding, Loevner Funds, Inc.

Liquidity Risk Management Program

(unaudited)

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), Harding, Loevner Funds, Inc. (the “Fund”) has adopted a liquidity risk management program (the “Program”) whose principal objectives include assessing, managing and periodically reviewing the liquidity risk of each series of the Fund (each, a “Portfolio” and together, the “Portfolios”), based on factors specific to the circumstances of each Portfolio.

The Board of Directors (the “Board”) of the Fund approved the Program and designated Harding Loevner LP as the administrator of the Program, acting through its Brokerage and Trading Advisory Committee (the “Administrator”). The Liquidity Rule and the Program require the Administrator to assess and review, at least annually, the liquidity risk of each Portfolio, and to consider whether any new or additional steps need to be taken or recommended to manage liquidity risk.

Pursuant to the Liquidity Rule, at the December 17, 2021 Board meeting, the Administrator provided the Board with an annual report that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation and any material changes to the Program (the “Liquidity Report”).

The Liquidity Report described the operation of the Program, including the process for categorizing portfolio securities into one of four liquidity categories, as defined in the Liquidity Rule, noting that the process is supervised by the Administrator. In addition, the Liquidity Report discussed the role of the Fund’s third-party liquidity classification data provider (the “Liquidity Data Provider”) in the classification process, including the techniques used and assumptions applied by the Liquidity Data Provider to analyze portfolio holdings and the quality and timeliness of the liquidity classification data provided to the Administrator by the Liquidity Data Provider.

The Liquidity Report then discussed the annual assessment and review of the Program undertaken by the Administrator. In its assessment and review of each Portfolio’s liquidity risk, the Administrator considered such information as it deemed appropriate, which included, among other factors:

• The Portfolios’ investment strategies and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions.

The Administrator reviewed the investment strategy and liquidity of each Portfolio during both normal and reasonably foreseeable stressed conditions, including whether each strategy involves a relatively more concentrated portfolio or large position sizes in particular issuers and whether, or to what extent, the investment strategy is appropriate for an open-end fund.

• Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions.

The Administrator reviewed the short- and long-term cash flow projections of each Portfolio during normal and reasonably foreseeable stressed conditions.

• Holdings of cash and cash equivalents, as well as borrowing arrangements.

The Administrator reviewed holdings of cash and cash equivalents as well as borrowings, including the credit facility applicable to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Portfolios.

The Administrator’s consideration of the foregoing information among other factors, as part of its assessment and review of each Portfolio’s liquidity risk, suggested to the Administrator there would be sufficient cash to satisfy redemption requests under both normal conditions, and under reasonably foreseeable stressed conditions.

Finally, the Liquidity Report noted that the Fund had not adopted an highly liquid investment minimum (“HLIM”) because each Portfolio is invested primarily in highly liquid securities, and that the Administrator continues to believe, based on the composition of each Portfolio over the first year of the Program, that an HLIM is not needed.

The Liquidity Report concluded by stating that there were no material changes made to the Program since its inception, and that the Administrator had determined based on its assessment that the Program was effectively implemented and appropriately tailored to the nature and degree of the Fund’s liquidity risk, both under normal and reasonably foreseeable stressed conditions.

Harding, Loevner Funds, Inc.

Supplemental Information

(unaudited)

Quarterly Portfolio Schedules of Investments

Each Portfolio files its complete portfolio of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Portfolios’ Forms N-PORT are available on the SEC’s website at www.sec.gov. Additionally, they are available upon request by calling (877) 435-8105.

Proxy Voting Record

The Fund’s proxy voting record relating to the Portfolios’ securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.hardingloevnerfunds.com and on the SEC’s website at www.sec.gov, on Form N-PX.

Proxy Voting Policies and Procedures

The Fund’s proxy voting policies and procedures are included in Appendix B to the Fund’s Statement of Additional Information and is available without charge, upon request, by calling (877) 435-8105 or on the SEC’s website at www.sec.gov.

Additional Information

The Adviser updates Fact Sheets for the Portfolios each calendar quarter that are posted to the Fund’s website at www.hardingloevnerfunds.com. This information, along with the Adviser’s commentaries on its various strategies, is available without charge, upon request, by calling (877) 435-8105.

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

DIRECTORS AND PRINCIPAL OFFICERS OF THE FUNDS

David R. Loevner

Director and Chairman of the Board of Directors

Carolyn N. Ainslie

Director

Jill R. Cuniff

Director

R. Kelly Doherty

Director

Charles W. Freeman III

Director

Jason Lamin

Director

Alexandra K. Lynn

Director

Eric Rakowski

Director

Richard T. Reiter

President

Tracy L. Dotolo

Chief Financial Officer and Treasurer

Brian D. Simon

Chief Compliance Officer, Anti-Money Laundering Compliance Officer, and Assistant Secretary

Marcia Y. Lucas

Secretary

Aaron J. Bellish

Assistant Treasurer

Ryan Bowles

Assistant Treasurer

Derek A. Jewusiak

Assistant Treasurer

Lisa Togneri

Assistant Treasurer

Lisa R. Price

Assistant Secretary

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This report is intended for shareholders of Harding, Loevner Funds, Inc. It may not be used as sales literature unless preceded or accompanied by the current Prospectus,which gives details about charges, expenses, investment objectives, risks and policies of the Portfolios.

Harding, Loevner Funds, Inc.

c/o Northern Trust

Attn: Funds Center, Floor 38

333 South Wabash Avenue

Chicago, IL 60604

(877) 435-8105

www.hardingloevnerfunds.com

Item 1. Reports to Stockholders (cont.).

(b)	Not Applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule I is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the evaluation date.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Exhibit 99.906: Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harding, Loevner Funds, Inc.

By	/s/ Richard T. Reiter
Richard T. Reiter
(Principal Executive Officer)

Date: June 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Richard T. Reiter
Richard T. Reiter
(Principal Executive Officer)

Date: June 30, 2022

By	/s/ Tracy L. Dotolo
Tracy L. Dotolo
(Principal Financial Officer)

Date: June 30, 2022